                                                       Registration No. 33-57792
                                                                        811-7466

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 22

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Post-Effective Amendment No. 6

                                 VEL II ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               (Name of Depositor)
                               440 Lincoln Street
                         Worcester, Massachusetts 01653
                            Telephone: (508) 855-1000
               (Address of Depositor's Principal Executive Office)

                   Samuel Ramos, Vice President and Secretary
             Allmerica Financial Life Insurance and Annuity Company
                               440 Lincoln Street
                         Worcester, Massachusetts 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

             / / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on May 1, 2006 pursuant to paragraph (b) of Rule 485
             / / 60 days after filing pursuant to paragraph (a) (1) of Rule 485 / / on (date) pursuant to paragraph (a) (1) of Rule 485
             / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                         FLEXIBLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933

Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2005 and will be filed on or before March 30, 2006.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                            WORCESTER, MASSACHUSETTS


This Prospectus provides important information about Vari-Exceptional Life, an individual or group flexible premium variable life insurance policy issued by Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") (in all jurisdictions except Hawaii and New York) to applicants who were Age 85 years old and under at the time of purchase.


The policies are funded through the VEL II Account of Allmerica Financial, a separate investment account referred to as the Separate Account, and a fixed-interest account of each Company that is referred to collectively as the General Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Underlying
Funds:

GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund

Goldman Sachs Structured U.S. Equity Fund



AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)

AIM V.I. Global Health Care Fund


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

AllianceBernstein Large Cap Growth Portfolio


DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUND

Fidelity VIP Asset Manager(SM) Portfolio

Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small-Mid Cap Growth Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Large Cap Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006 CONTAINING MORE INFORMATION ABOUT THE POLICY IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY MAY BE OBTAINED FREE OF CHARGE BY CALLING 1-800-533-7881. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CAN ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (http://www.sec.gov).
                               ------------------

THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

                                DATED MAY 1, 2006

                                TABLE OF CONTENTS

SUMMARY OF RISKS AND BENEFITS                                                                4
  WHAT ARE THE POLICY'S BENEFITS?                                                            4
  WHAT ARE THE POLICY'S RISKS?                                                               5

SUMMARY OF RISKS AND BENEFITS: FEE TABLES                                                    6
  TRANSACTION FEES                                                                           6
  PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES                                        9
  ANNUAL FUND OPERATING EXPENSES                                                            12

THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS                                             13
  WHO IS THE COMPANY?                                                                       13
  WHAT IS THE SEPARATE ACCOUNT?                                                             13
  WHAT ARE THE FUNDS?                                                                       13

THE POLICY                                                                                  17
  HOW DO I COMMUNICATE WITH THE COMPANY?                                                    17
  HOW DO I APPLY FOR A POLICY?                                                              17
  CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?                        18
  IS THERE A PAID-UP INSURANCE OPTION?                                                      19
  DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?                                   19
  HOW DO I MAKE PAYMENTS?                                                                   20
  HOW DO I ALLOCATE MY NET PAYMENTS?                                                        21
  CAN I MAKE TRANSFERS?                                                                     21
  IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?                                     21
  ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?                                             22
  IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?                  23
  CAN I MAKE FUTURE CHANGES UNDER MY POLICY?                                                24
  HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?                                             24
  CAN I CONVERT MY POLICY INTO A FIXED POLICY?                                              25
  CAN I MAKE POLICY LOANS?                                                                  25
  ARE POLICY LOANS PERMITTED IF THE POLICY WAS ISSUED IN CONNECTION WITH A TSA PLAN?        26
  CAN I SURRENDER THE POLICY?                                                               27
  CAN I MAKE PARTIAL WITHDRAWALS?                                                           27
  WHAT IS THE POLICY VALUE?                                                                 28

THE DEATH BENEFIT                                                                           30
  WHAT ARE THE SUM INSURED OPTIONS?                                                         30
  CAN I CHANGE THE SUM INSURED OPTION?                                                      31
  IS A GUARANTEED DEATH BENEFIT AVAILABLE?                                                  32
  WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?                                              33

TERMINATION AND REINSTATEMENT                                                               36
  WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?                                        36
  WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?                                      36

CHARGES AND DEDUCTIONS                                                                      38
  WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?                                                  38
  WHAT IS THE MONTHLY DEDUCTION?                                                            38
  WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT?         40
  HOW IS THE SURRENDER CHARGE CALCULATED?                                                   41
  WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?                                               43
  WHAT ARE THE TRANSFER CHARGES?                                                            43

  WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?                                    44
  ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?                                               44
  DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?                           44

FEDERAL TAX CONSIDERATIONS                                                                  45
  HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?                                       45
  HOW ARE THE POLICIES TAXED?                                                               45
  HOW ARE POLICY LOANS TAXED?                                                               46
  WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?                              47
  WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?                       48
  CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?            48

OTHER INFORMATION                                                                           49
  ARE THERE OTHER IMPORTANT POLICY PROVISIONS?                                              49
  CAN THE COMPANY DELAY PAYMENTS TO ME?                                                     50
  DO I HAVE ANY VOTING RIGHTS?                                                              50
  WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?                                         50
  ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?                   51
  MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?                                          51
  WHAT IS MIXED AND SHARED FUNDING?                                                         52
  WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE VARIABLE ACCOUNT?        52

THE GENERAL ACCOUNT                                                                         53

GLOSSARY OF SPECIAL TERMS                                                                   54

                          SUMMARY OF RISKS AND BENEFITS

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The remainder of this Prospectus offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the Policy will remain in force.

WHAT ARE THE POLICY'S BENEFITS?

While the Policy is in force, it will provide:

   -   Life insurance coverage on the named Insured

   -   Policy Value

   -   Surrender rights and partial withdrawal rights

   -   Loan privileges

Other benefits previously available through the policy included:


   - Waiver of Premium Rider - This Rider provides that, during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

   - Guaranteed Insurability Rider - This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

   - Other Insured Rider - This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

   - Children's Insurance Rider - This rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

   - Accidental Death Benefit Rider - This Rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

   - Exchange Option Rider - This Rider allows you to use the Policy to insure a different person, subject to Company guidelines.

   - Living Benefits Rider - a This Rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

   - Guaranteed Death Benefit Rider - This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, (a) guarantees that the Policy will not lapse regardless of the performance of the Separate Account, and (b) provides a guaranteed net death benefit.


WHAT ARE THE POLICY'S RISKS?
There are certain risks associated with the Policy:

   - There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or if Outstanding Loans exceed the Policy Value less surrender charges. The Policies are unsuitable as short-term savings vehicles.

   - The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit may not be available in all states.

   - Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value, and will reduce the Death Benefit. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy loan may have tax consequences.

   - Surrender of the Policy may be subject to a substantial surrender charge. Partial Withdrawals may be subject to surrender charges and a Partial Withdrawal Charge.

   - A Policy may be considered a "modified endowment contract" if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

   - Each Fund is subject to investment risks and other risks. We do not promise that the Funds will meet their investment objectives. Amounts that you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-Accounts invest. Your bear the investment risk that those Funds possibly will not meet their investment objectives. A description of each Fund's investment policies and a comprehensive discussion of the risks of each Fund may by found in the Fund's prospectus.

                    SUMMARY OF RISKS AND BENEFITS: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES

                                                   WHEN CHARGE IS
            CHARGE                                    DEDUCTED                               AMOUNT DEDUCTED
--------------------------------------    --------------------------------------  ------------------------------------
MAXIMUM SALES CHARGE IMPOSED ON                           NA                                     None
PREMIUMS (LOAD)

PREMIUM TAXES                             When a premium payment is made          2.50% of each premium payment

DEFERRED ACQUISITION COSTS                When a premium payment is made          1.00% of each premium payment
("DAC TAX" CHARGE)

SURRENDER CHARGE - DEFERRED               Upon Surrender or a Decrease in Face    $8.50 per thousand dollars of the
ADMINISTRATIVE CHARGE (1)                 Amount for up to 15 years from Date of  initial Face Amount or of an increase
                                          Issue of the Policy or from the date    in Face Amount.
                                          of increase in Face Amount,
                                          respectively

SURRENDER CHARGE - DEFERRED  SALES
CHARGE (1)

  Minimum and Maximum Charge              Upon Surrender or a Decrease in Face    The minimum charge is $7.68 and the
                                          Amount for up to 15 years from Date of  maximum charge is $38.25 per $1,000 of
                                          Issue of the Policy or from the date    Face Amount.
                                          of increase in Face Amount,
                                          respectively.

Charge for a representative Policy                                                For a Male Standard Non-Smoker Age 45,
  owner                                                                           the rate is $23.61 per $1,000 of Face
                                                                                  Amount.

PARTIAL WITHDRAWAL CHARGE(2)              Upon Partial Withdrawals in excess of   5% of any withdrawals in excess of the
                                          the Free 10% Withdrawal Amount          Free 10% Withdrawal amount.

PARTIAL WITHDRAWAL TRANSACTION FEE        Upon any Partial Withdrawal             2% of the amount withdrawn, not to
                                                                                  exceed $25

ELECTING OPTIONAL GUARANTEED DEATH        Upon election of the Guaranteed Death   $25 administrative fee
BENEFIT                                   Benefit

INCREASE IN FACE AMOUNT                   Upon increasing the Face Amount of the  $40 administrative fee
                                          Policy

TRANSFER CHARGES                          Upon the 13th transfer and each         Currently $10 per transfer, guaranteed
                                          subsequent transfers in a Policy Year.  not to exceed $25 per transfer.

SPLIT OPTION RIDER/ EXCHANGE OPTION       Upon adding the rider to the contract   $20.00 (one-time fee)
RIDER

LIVING BENEFITS RIDER
  Minimum and Maximum Charge              Upon exercising the rider               One-time fee of $150, plus an
                                                                                  additional charge based on the present
                                                                                  value of expected premiums associated
                                                                                  with the benefit. The minimum
                                                                                  additional charge is $1.61 and the
                                                                                  maximum additional charge is $850.00

  Charge for a representative Policy      Upon exercising the rider               Per $1,000 of original Face Amount: a
  owner                                                                           representative charge is $13.10 (for a
                                                                                  Male Standard, Age 45)

GUARANTEED DEATH BENEFIT RIDER            Upon adding the rider                   $25 (one-time fee)
                                          (available only at issue)

PAID-UP INSURANCE OPTION                                  N/A                                    None

CHANGING NET PAYMENT ALLOCATION           Upon changing allocations of Net        Currently there is no charge. Any
                                          Payments                                future charge is guaranteed not to
                                                                                  exceed $25.

CHANGING MONTHLY DEDUCTION ALLOCATION     Upon changing allocation of the         Currently there is no charge. Any
                                          Monthly Deduction                       future charge is guaranteed not to
                                                                                  exceed $25.

PROVIDING A PROJECTION OF VALUES (3)      Upon requesting a projection of values  Currently there is no charge. Any future charge is guaranteed not to
                                                                                  exceed $25.

(1) SURRENDER CHARGES - At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. The surrender charge is imposed only if, during its duration, you request a full surrender or a decrease in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a DEFERRED ADMINISTRATIVE CHARGE, and (b) is a DEFERRED SALES CHARGE.

The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 0.5% or more per month (depending on issue Age) after the 40th Policy month from the Date of Issue or the effective date of an increase in the Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy.

The DEFERRED SALES CHARGE is equal to 49% of premiums received up to a maximum number of Guideline Annual Premiums that vary by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 85). In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount. The deferred sales charge varies based on individual characteristics (sexes, issue ages and underwriting classes) of the Insureds. Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, the minimum is $7.68 (for a Female Standard Smoker Age 0) and the maximum is $38.25 (for a Male Standard Smoker Age 53) per $1000 of Face Amount.

The surrender charge shown in the table may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the front cover of this Prospectus or contact your agent.

(2) PARTIAL WITHDRAWALS - The Company will reduce the amount of the Policy's outstanding Surrender Charge by the amount of the Partial Withdrawal Charge. If no Surrender Charges apply to the Policy at the time of a withdrawal, no partial withdrawal charge will apply to that withdrawal.

(3) PROVIDING A PROJECTION OF VALUES - You may request a free personalized illustration of death benefits, cash surrender values and cash values once annually. The Company may in its discretion provide additional personalized illustrations upon request. We currently do not charge for personal illustrations, but we reserve the right to charge a fee, not to exceed $25, if you request more than one illustration annually.

                                      * * *

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE FUND FEES AND EXPENSES. THE SEPARATE ACCOUNT MORTALITY AND EXPENSE RISK FEES AND THE SEPARATE ACCOUNT ADMINISTRATIVE CHARGE ARE DEDUCTED FROM THE SEPARATE ACCOUNT ON A DAILY BASIS. ALL OF THE OTHER FEES ARE CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

                                                     WHEN CHARGE IS
            CHARGE                                     DEDUCTED                             AMOUNT DEDUCTED
--------------------------------------    --------------------------------------  ------------------------------------
COST OF INSURANCE (1)
  Minimum and Maximum charge                           Monthly                    Per $1,000 of original Face Amount,
                                                                                  the minimum is $0.05 and the maximum
                                                                                  is $83.33

  Charge for a representative Policy                   Monthly                    Per $1,000 of original Face Amount: a
  owner                                                                           representative charge is $0.25 (for a
                                                                                  Male Standard Non-Smoker Age 45)

MONTHLY ADMINISTRATIVE FEE                             Monthly                    $5.00

SEPARATE ACCOUNT MORTALITY AND EXPENSE                  Daily                     Annual rate of 0.65% of Separate
RISK FEES                                                                         Account assets (guaranteed not to
                                                                                  exceed 0.90%)

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE    Daily for the first ten Policy years    Annual rate of 0.15% % of Separate
                                                                                  Account assets (guaranteed not to
                                                                                  exceed 0.25%)

MONTHLY CHARGES FOR OPTIONAL                           Monthly                    Varies depending upon the optional
BENEFITS(2)                                                                       benefits selected, and by the
                                                                                  individual characteristics of the
                                                                                  Insureds

OTHER INSURED RIDER

  Minimum and Maximum charge                           Monthly                    Per $1,000 of original Face Amount:
                                                                                  the minimum is $0.06 and the maximum
                                                                                  is $83.33

  Charge for a representative Policy owner             Monthly                    Per $1,000 of original Face Amount: a
                                                                                  representative charge is $0.51 (for a
                                                                                  Male Standard Non-Smoker Age 45)

WAIVER OF PREMIUM RIDER                                Monthly                    Per $1000 of the monthly benefit, the
  Minimum and Maximum charge                                                      minimum is $0.01 and the maximum is
                                                                                  $187.51

  Charge for a representative Policy                   Monthly                    Per $1,000 of original Face Amount: a
  owner                                                                           representative charge is $0.03 (for a
                                                                                  Male Standard Non-Smoker Age 45)

GUARANTEED INSURABILITY RIDER
  Minimum and Maximum charge                           Monthly                    Per $1,000 of original Face Amount:
                                                                                  the minimum is $0.03 and the maximum
                                                                                  is $1.71.

  Charge for a representative Policy                   Monthly                    Per $1,000 of original Face Amount: a
  owner                                                                           representative charge is $0.38 (for a
                                                                                  Male Standard Non-Smoker Age 45)

CHILDREN'S INSURANCE RIDER                             Monthly                    $0.40 per $1000 of benefit

ACCIDENTAL DEATH BENEFIT RIDER
  Minimum and Maximum charge                           Monthly                    Per $1,000 of original Face Amount:
                                                                                  the minimum is $0.07 and the maximum
                                                                                  is $0.36.

  Charge for a representative Policy                   Monthly                    Per $1,000 of original Face Amount: a
  owner                                                                           representative charge is $0.08 (for a
                                                                                  Male Standard Non-Smoker Age 45)

LOAN INTEREST (3)                         Paid in arrears annually (accrues       8 % of the loan amount (3)
                                          daily)

PAID-UP INSURANCE OPTION                                  N/A                                    None


(1) COST OF INSURANCE - Charges vary based on individual characteristics such as the age, Policy year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your Policy. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent. For more information about the calculation of the cost of insurance charges, see CHARGES AND DEDUCTIONS.


Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum Cost of Insurance Charge is $0.02 (for Female Preferred Non-Smoker Age 25) and the maximum is $83.33 (for a Male Sub-Standard Smoker Rated 500% & $5 Permanent Flat Extra Age 94).

(2) MONTHLY CHARGES FOR OPTIONAL BENEFITS - The charges for these benefits vary depending upon the optional benefits selected, and by the individual characteristics of the Insureds. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent.

OTHER INSURED RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum charge is $0.06 and the maximum charge is $83.33

GUARANTEED INSURABILITY RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face
Amount: the minimum is $0.03 (for Female Preferred Smoker Age 6) and the maximum is $1.71 (for a Male Standard Smoker Age 65).

ACCIDENTAL DEATH BENEFIT RIDER -- Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.07 (for Female Preferred Smoker Age 5) and the maximum is $0.36 (for a Male Sub-Standard Smoker Rated 300% Age 65).

(3) POLICY LOANS - Outstanding Policy loans are charged interest at an annual rate of 8.00%, which accrues daily and is payable in arrears. However, as long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.

PREFERRED LOAN OPTION - A preferred loan option is available under the Policy. After the tenth Policy anniversary the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

                                      * * *

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSED CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                         ANNUAL FUND OPERATING EXPENSES


 TOTAL ANNUAL FUND OPERATING EXPENSES            MINIMUM                        MAXIMUM
-------------------------------------  ------------------------------  ----------------------------
Expenses that are deducted from Fund   Annual charge of 0.56%(1) of    Annual charge of 1.45%(2) of
assets, including management fees,     average daily net assets        average daily net assets
distribution and/or service (12b-1)
fees and other expenses.



(1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expense for Fidelity VIP Equity-Income Fund would have been 0.55%. These offsets may be discontinued at any time.

(2) The offering of Service Shares commenced as of the date of this prospectus. As a result, annual operating expenses have been estimated for the current fiscal year.

     Distribution and service fees for Service Shares after voluntary waivers for the next twelve months are not expected to exceed 0.02% for the Goldman Sachs International Equity Fund. These waivers may be modified or terminated at any time at the option of Goldman Sachs. Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their investments.

     The Investment Advisers have contractually agreed to reimburse the following Fund as necessary to limit the total annual operating expenses of the Service Shares of the Fund, set forth after the fund name, to the following level until June 2007: Goldman Sachs International Equity (1.22%).


The table above shows the minimum and maximum expenses of the Funds during 2005. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year. The Underlying Fund information is based on information provided by the Underlying Portfolio and is not independently verified by the Company.

                 THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS

WHO IS THE COMPANY?

Unless otherwise specified, any reference to the "Company" refers to Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial").

Allmerica Financial is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Allmerica Financial was a direct subsidiary of First Allmerica Financial Life Insurance Company, which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 85 Broad Street, New York, NY 10004.


As of December 31, 2005, Allmerica Financial had over $11 billion in assets and over $17 billion of life insurance in force. Its principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.


Allmerica Financial and First Allmerica are subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, they are subject to the insurance laws and regulations of other states and jurisdictions in which they are licensed to operate.

WHAT IS THE SEPARATE ACCOUNT?

In this prospectus, "Separate Account" refers to the VEL II Account of Allmerica Financial. The Separate Account is a separate investment account compromised of sub-accounts. Each sub-account invests in a corresponding investment portfolio ("Fund") of a management investment company. The assets used to fund the variable portion of the Policy are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. The Company is obligated to pay all amounts promised under the Policies.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the sub-accounts. The Company may also offer other variable life insurance policies investing in the Separate Account, which are not discussed in this Prospectus. In addition the Separate Account may invest in other underlying funds that are not available to the Policies described in this prospectus.

WHAT ARE THE FUNDS?

Each sub-account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Funds is set forth below. Certain Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level. In some states, insurance regulations may restrict the availability of particular Funds.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

GOLDMAN SACHS VARIABLE SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
ADVISER:  GOLDMAN SACHS ASSET MANAGEMENT, L.P.

GOLDMAN SACHS CAPITAL GROWTH FUND - seeks long-term growth of capital.

GOLDMAN SACHS CORE FIXED INCOME FUND - seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

GOLDMAN SACHS EQUITY INDEX FUND - seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

GOLDMAN SACHS GOVERNMENT INCOME FUND - seeks a high level of current income, consistent with safety of principal.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND - seeks long-term growth of capital.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND - seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

GOLDMAN SACHS MID CAP VALUE FUND - seeks long-term capital appreciation.

GOLDMAN SACHS MONEY MARKET FUND - seeks to maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.


GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND - seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy. This Fund was formerly known as Goldman Sachs CORE(SM) U.S. Equity Fund.


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
ADVISER: A I M ADVISORS, INC.


AIM V.I. GLOBAL HEALTH CARE FUND -- seeks capital growth. The Fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care. This Fund was formerly known as AIM V.I. Health Sciences Fund.


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)


ADVISER: ALLIANCEBERNSTEIN CAPITAL MANAGEMENT L.P.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO -- seeks long-term growth of capital.

DELAWARE VIP TRUST
ADVISER: DELAWARE MANAGEMENT COMPANY



DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. The Series invests primarily in foreign securities that provide the potential for capital appreciation and income.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY


FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO-- seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP EQUITY-INCOME PORTFOLIO seeks reasonable income.
The Fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the Standard & Poor's 500(SM) (S&P 500(R)). The sub-adviser is FMR Co., Inc.


FIDELITY VIP GROWTH PORTFOLIO-- seeks to achieve capital appreciation. The sub-adviser is FMR Co., Inc.


FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks high level of current income, while also considering growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP OVERSEAS PORTFOLIO-- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited.


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
ADVISER:  FRANKLIN ADVISERS, INC.


FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities. For this Fund, large-capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies. For this Fund, small cap companies are those with market capitalization values not exceeding $1.5 billion or the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase and mid cap companies are companies with market capitalization values not exceeding $8.5 billion, at the time of purchase.

JANUS ASPEN SERIES (SERVICE SHARES)
ADVISER: JANUS CAPITAL

JANUS ASPEN LARGE CAP GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital.

T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER: T. ROWE PRICE INTERNATIONAL, INC.


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO-- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The sub-adviser is T. Rowe Price Associates, Inc.


                                      * * *

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the LATEST of the:

   -   Effective date of the change in the investment policy OR

   -   Receipt of the notice of your right to transfer.

                                   THE POLICY

As of the date of this Prospectus, the Company has effectively ceased issuing new Policies, except in connection with certain pre-existing contractual plans and programs. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Policyowners. The Policy together with its attached application constitutes the entire agreement between you and the Company.

HOW DO I COMMUNICATE WITH THE COMPANY?

You may contacting us at the address or telephone number shown on the back cover of this Prospectus or by contacting your agent.

EFFECTIVE DATE OF TRANSACTIONS
Once your Policy is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.

WRITTEN REQUESTS
Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the front cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments, loans, withdrawals, and surrender of the Policy, we require you to use Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain Company forms at our Company web site: http://www.allmerica.com/afs/account/forms.html.

TELEPHONE REQUESTS
You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

HOW DO I APPLY FOR A POLICY?

The Company is not currently issuing new Policies. The following is provided as general information concerning the Company's procedures for issuing policies.

Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Principal Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one minimum monthly payment for the Policy as applied for, the Company will provide conditional insurance, subject to the terms of the Conditional Insurance Agreement. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?

Yes. The Policy provides for an initial "Free-Look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

   -   45 days after the application for the Policy is signed, or
   - 10 days after you receive the Policy (or longer if required by state law), or
   - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you; or
   - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states or if the Policy was issued in New York as a replacement, the refund will equal the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, plus

(2)  the value of the amounts allocated to the Separate Account, plus

(3)  any fees or charges imposed on the amounts allocated to the Separate
     Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES

After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

   -   45 days after the application for the increase is signed, or
   - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or
   - 10 days after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

IS THERE A PAID-UP INSURANCE OPTION?

Upon Written Request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the Insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount that the Surrender Value of the Policy can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

   - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.

   - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the written request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

   -   The Policyowner may not make further premium payments.

   - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

   -   Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may make Policy loans or surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.

DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?

Yes. The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Internal Revenue Code of 1986 (the "Code"), accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If the Company receives the proceeds from a Policy issued by an unaffiliated company to be exchanged for the Policy, however, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

HOW DO I MAKE PAYMENTS?

Payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office. Payments received before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Variable Account or the Fixed Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.

PREMIUM FLEXIBILITY
Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums will not itself cause the Policy to lapse. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted each month from your checking account, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under this procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse.

MINIMUM MONTHLY FACTOR
The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

   - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

   -   Debt does not exceed Policy Value less surrender charges, then

   -   the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy, which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums that shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules.

Notwithstanding the current maximum premium limitations, however, the Company will accept a premium that is needed in order to prevent a lapse of the Policy during a Policy year.

HOW DO I ALLOCATE MY NET PAYMENTS?

The Net Premium equals the premium paid less the 3.50% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount that may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33?% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED
You may change the allocation of future Net Premiums by written or telephone request. An allocation change will be effective as of the date of receipt of the request in good order at the Principal Office.

INVESTMENT RISK
The Policy Value in the Sub-Accounts will vary with their investment experience. You bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

CAN I MAKE TRANSFERS?

Yes. Subject to the Company's then current rules, you may transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next business day.

IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

   -   the minimum or maximum amount that may be transferred,

   - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

   -   the minimum period of time between transfers, and

   -   the maximum number of transfers in a period.

If you request a transfer from a Sub-Account that is higher than your Policy Value in the Sub-Account on the valuation date for the transfer request (for example, if you request a transfer of $100 from a Sub-Account and the Policy Value in the Sub-Account is only $98 on the valuation date), we will transfer all of the Policy Value in the Sub-Account.

Currently, transfers to and from the General Account are permitted only if:

   - There has been at least a 90-day period since the last transfer from the General Account, and

   - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.

Currently, the first 12 transfers in a Policy year will be free of a transfer charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment Policy will not count towards the 12 free transfers.

These rules are subject to change by the Company.

ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?

This Policy is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners.

In order to protect our Policy Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

-  the number of transfers made over a period of time;

-  the length of time between transfers;

- whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;

-  the dollar amount(s) requested for transfers; and

- whether the transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners; and

-  the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Policy Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Policy Owners. We will also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from sub-account to sub-account. The Disruptive Trading Procedures limit the number of transfers a Policy Owner may make during a given period, limit the number of times a Policy Owner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. In certain states, the Disruptive Trading Procedures apply dollar or percentage limitations, rather than restrictions on the number of transfers. Subject to the terms of the Policy, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners or other holders of the Underlying Funds.

In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Policy Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Policy Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Policy Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:


   - from the Sub-Accounts which invest in the Goldman Sachs Money Market Fund and Goldman Sachs Government Income Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or


   - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the policy goes into a grace period (see WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY? under TERMINATION AND REINSTATEMENT), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

   -   Cancel your Policy under its right-to-examine provision

   -   Transfer your ownership to someone else

   -   Change the beneficiary

   - Change the allocation of payments, with no tax consequences under current law

   -   Make transfers of Policy Value among the funds

   -   Adjust the death benefit by increasing or decreasing the Face Amount

   -   Add or remove certain optional insurance benefits

HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN THE FACE AMOUNT
Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured also is required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase.

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT
The minimum amount for a decrease in the Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

   -   the Face Amount provided by the most recent increase;

   -   the next most recent increases successively; and

   -   the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted.

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance Policy to you. The new Policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.

CAN I MAKE POLICY LOANS?

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value.

In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

You must use Company forms to request a loan. You may obtain a Company loan form by calling 1-800-533-7881. You may also obtain a Company loan form at our Company web site, http://www.allmerica.com/afs/account/forms.html.

The loan amount normally will be paid within seven days after the Company receives the written loan request on a Company loan form at the Principal Office, but the Company may delay payments under certain circumstances.

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account as security for the loan, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

The Policy loan rights of Policyowners who are participants under Section 403(b) plans are restricted.

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT
As long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

PREFERRED LOAN OPTION
A preferred loan option is available under the Policy. The preferred loan option will be available upon written request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser. THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED
Outstanding Policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will the transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS
Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value.

EFFECT OF POLICY LOANS
Policy loans may be repaid at any time prior to the lapse of the Policy. However, because Policy loans do not participate in the investment experience of the Separate Account, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds, whether or not the loan is repaid. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account that is security for the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

ARE POLICY LOANS PERMITTED IF THE POLICY WAS ISSUED IN CONNECTION WITH A TSA
PLAN?

If your Policy was issued in connection with a TSA plan, Policy loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the TSA plan may become disqualified and Policy Values may be includible in your current income. Policy loans must meet the following additional requirements:

- Loans must be repaid within five years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policy owner's principal residence.

- All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

- The sum of all outstanding loan balances for all loans from all of your TSA plans may not exceed the lesser of:

       - $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from all of the Policy owner's TSA plans during the one-year period preceding the date of the loan, minus the outstanding balance of loans from the Policy owner's TSA plans on the date on which such loan was made;

                                       OR

       - 50% of the Policy owner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

A QUALIFIED TAX ADVISER SHOULD BE CONSULTED BEFORE REQUESTING A POLICY LOAN IN CONNECTION WITH A TSA PLAN.

CAN I SURRENDER THE POLICY?




Yes. You may surrender the Policy and receive its Surrender Value. You must use Company forms to surrender the Policy. You may obtain a Company surrender form by calling 1-800-533-7881. The Surrender Value will be calculated as of the Valuation Date on which the Policy and completed surrender forms are received in good order at the Principal Office.

The Surrender Value is equal to:

   -   the Policy Value, MINUS

   -   any Debt and applicable surrender charges.

A surrender charge is calculated upon issuance of the Policy and from the effective date of any increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The proceeds on surrender may be paid in a single lump sum or under one of the payment options. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described under OTHER INFORMATION - CAN THE COMPANY DELAY PAYMENTS TO ME?

The surrender rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted.

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

CAN I MAKE PARTIAL WITHDRAWALS?

Yes. Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below. You must use Company forms to request a withdrawal. You may obtain a Company withdrawal form by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site, http://www.allmerica.com/afs/account/forms.html. The written request on a Company withdrawal form must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account.

If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Sum Insured Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $40,000. See THE DEATH BENEFIT.

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge. Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances.


The withdrawal rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted. For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.


WHAT IS THE POLICY VALUE?

The Policy Value is the total amount available for investment, and is equal to the sum of:

   -   your accumulation in the General Account, plus

   -   the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect the frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE
The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account) less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

   - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus

   - the value in the General Account (including any amounts transferred to the General Account as collateral with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT
Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.65% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%; and

(d) is the Separate Account administrative charge for each day in the Valuation Period equal, on an annual basis, to 0.15% of the daily net asset value of that Sub-Account. The administrative charge may be increased or decreased by the Company, but may not exceed 0.25%. This charge is applicable only during the first ten Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.

                                THE DEATH BENEFIT


As long as the Policy remains in force (see TERMINATION AND REINSTATEMENT), upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER INFORMATION -- CAN THE COMPANY DELAY PAYMENTS TO ME? The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See THE DEATH BENEFIT - WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?


Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

   - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

   - any additional insurance on the Insured's life that is provided by rider; minus

   - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

WHAT ARE THE SUM INSURED OPTIONS?

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED
To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

                       GUIDELINE MINIMUM SUM INSURED TABLE

       AGE OF INSURED             PERCENTAGE OF
      ON DATE OF DEATH            POLICY VALUE
      ----------------            -------------
          40 and under                 250%
          45                           215%
          50                           185%
          55                           150%
          60                           130%
          65                           120%
          70                           115%
          75                           105%

      AGE OF INSURED              PERCENTAGE OF
      ON DATE OF DEATH             POLICY VALUE
      ----------------            -------------
          80                           105%
          85                           105%
          90                           105%
          95 and above                 100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.


For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid). See CHARGES AND DEDUCTIONS --WHAT IS THE MONTHLY DEDUCTION?


If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

CAN I CHANGE THE SUM INSURED OPTION?

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2
If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- WHAT IS THE MONTHLY DEDUCTION?

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CHANGE FROM OPTION 2 TO OPTION 1
If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS Rules. In such event, the Company will pay the excess to the Policyowner.




IS A GUARANTEED DEATH BENEFIT AVAILABLE?

Yes. An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this rider is in effect, the Company:

   - guarantees that your Policy will not lapse regardless of the investment performance of the Separate Account and

   -   provides a guaranteed death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 is deducted from Policy Value when the Rider is elected. Certain transactions, including Policy Loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the rider. If this rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS
While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any debt, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Factors (if any) multiplied by the number of months which have elapsed since the Date of Issue or the effective date of increase; and

2.   On each Policy anniversary, (a) must exceed (b), where, since the Date of
     Issue:

     (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and debt which is classified as a preferred loan; and

     (b) is the sum of the minimum guaranteed death benefit premiums, as shown on the specifications page of the Policy.

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GUARANTEED DEATH BENEFIT
If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the rider is in force. The Death Proceeds will be the greater of:

   -   the Face Amount as of the Final Premium Payment Date; or

   - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER
The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

   -   foreclosure of a Policy Loan; or

   - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above); or any Policy change that results in a negative guideline level premium; or

   - the effective date of a change from Sum Insured Option 2 to Sum Insured Option I, if such change occurs within 5 Policy years of the Final Premium Payment Date; or

   - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates. The net amount payable to keep the Policy in force will never exceed the surrender charge plus three Monthly Deductions.

WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. These choices also are available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

   - The rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

   -   The rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

   Option A:  PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

   Option B:  LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

         (1) upon the death of the payee, with no further payments due (Life Annuity), or
         (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or
         (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

   Option C:  INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

   Option D:  PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

   Option E:  LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

         (1)  in the same amount as the original amount; or
         (2)  in an amount equal to 2/3 of the original amount; or
         (3)  in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS
The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Owner and/or the Beneficiary provisions of your Policy, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Death Proceeds become payable, the payee may reserve the right to change to any other option at a later date. The payee who elects to change options must also be a payee under the new option selected.

ADDITIONAL DEPOSITS
An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS
A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option. A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES
The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                          TERMINATION AND REINSTATEMENT

WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

(b)  the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

During the grace period, automatic Dollar Cost Averaging ("DCA") and Automatic Account Rebalancing ("AAR") transactions are suspended. If you make sufficient payments to keep the policy in force, DCA and AAR will resume with the next scheduled automatic transaction.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

LIMITED 48-MONTH GUARANTEE
Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy Change which may cause a change in the amount of the Minimum Monthly Factor is a change in the Face Amount or the deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.

WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company:

   -   a written application for reinstatement,

   - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

   - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE
If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in A or B. Under A, the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under B, the minimum amount payable is the sum of:

   - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

   - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the Policy or any increase in the Face Amount, you must pay the amount shown in B above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT
The Policy Value on the date of reinstatement is:

   - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS

   - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

   -   the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                             CHARGES AND DEDUCTIONS

The following information repeats and expands upon information contained in SUMMARY OF RISKS AND BENEFITS: FEE TABLES. The charges described below will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?

Currently, a deduction of 3.50% of premiums for state and local premium taxes and federal taxes imposed for deferred acquisition costs ("DAC taxes") is made from each premium payment. The premium payment, less the tax expense charge, equals the Net Premium. The total charge is a combined state and local premium tax deduction of 2.50% of premiums and a DAC tax deduction of 1% of premiums.

While the premium tax is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2.50% rate attributable to premiums for state and local premium taxes approximates the average expenses to Allmerica Financial associated with the premium taxes. The charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. However, Allmerica Financial does not expect to make a profit from this charge.

The 1% rate attributable to premiums for DAC taxes approximates the Company's expenses in paying federal taxes for deferred acquisition costs associated with the Policy. The Company reserves the right to increase or decrease the DAC tax charge to reflect changes in the Company's expenses for premium taxes and DAC taxes.

WHAT IS THE MONTHLY DEDUCTION?

Prior to the Final Premium Payment Date, a Monthly Deduction from the Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charge are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also will include a $40 administrative charge for the increase.

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If, however, on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE
This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount, for each subsequent increase in the Face Amount, and for riders. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE - If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount generally will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 (assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect). In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

INCREASES - If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.


EFFECT OF THE GUIDELINE MINIMUM SUM INSURED
If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured that is required to comply with the Guideline rules. This charge will be calculated by:

          - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS

                    - the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)

                                       OR

                    - the Face Amount PLUS the Policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount.




COST OF INSURANCE RATES
Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, risk classification and the Incentive Funding Discount, if applicable. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk.

Premium Classes also are divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGE
Prior to the Final Premium Payment Date, a monthly administrative charge of $5 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.


WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE
ACCOUNT?


The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE
The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policy. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges provided in the Policy. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

ADMINISTRATIVE CHARGE
During the first ten Policy years, the Company assesses a charge on an annual basis of 0.15% of the daily net asset value in each Sub-Account. The charge may be increased or decreased by the Board of Directors of the Company, subject to compliance with applicable state and federal requirements, but it may not exceed 0.25% on an annual basis. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Separate Account and the Sub-Accounts. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

The Company does not impose the Separate Account administrative charge after the tenth Policy year. On the tenth Policy anniversary, the Company will convert your units in the Sub-Accounts to units that do not reflect the charge. There will be no change in your Policy Value as a result of the conversion, but the number of your units and the corresponding unit values will change.

FUND EXPENSES
Because the Sub-Accounts purchase shares of the Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Funds. The prospectuses and statements of additional information of the Funds contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.


HOW IS THE SURRENDER CHARGE CALCULATED?


The Policy provides for a contingent surrender charge. A separate surrender charge is calculated upon the issuance of the Policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectus and sales literature.

The duration of the surrender charge is 15 years from the Date of Issue or from the effective date of any increase in the Face Amount for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where:

(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

(b) is a deferred sales charge of 49% of premiums received, up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by issue Age from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount. The maximum surrender charge continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on issue
Age) thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

In accordance with limitations under state insurance regulations, the amount of the Surrender charge will not exceed a specified amount per $1,000 of increase. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The maximum surrender charge for the increase continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on Age) thereafter.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS -- If you surrender the Policy during the first two Policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above, but the deferred sales charge will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge.

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE -- A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by Age (at the time of increase) from
1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).


REDUCED CHARGE DURING FIRST TWO YEARS FOLLOWING INCREASE - During the first two Policy years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 29% of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. See HOW IS THE SURRENDER CHARGE CALCULATED? The premiums associated with the increase are determined as described below.


Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of the existing Policy Value to the increase, and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase, and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums also would be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See the Statement of Additional Information for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE
A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order:

   -   the most recent increase;

   -   the next most recent increases successively, and

   -   the initial Face Amount.

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.


WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?


Partial withdrawals of Surrender Value may be made after the first Policy year. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge also may be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

   -   first, the surrender charge for the most recent increase in the Face
       Amount;

   - second, the surrender charge for the next most recent increases successively;

   -   last, the surrender charge for the initial Face Amount.


WHAT ARE THE TRANSFER CHARGES?


The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year.

You may have automatic transfers of at least $100 a month made on a periodic basis:


   - from the Sub-Accounts which invest in the Goldman Sachs Money Market Fund and Goldman Sachs Government Income Fund to one or more of the other Sub-Accounts; or


   -   to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year.


WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?


For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.


ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?


The Company reserves the right to impose a charge guaranteed not to exceed $25, for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.


DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?


No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application was within the following class of individuals:

   All employees and directors of First Allmerica and its affiliates and subsidiaries, all employees and registered representatives of any broker-dealer that has entered into a sales agreement with the Company, First Allmerica or VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.) to sell the Policies, and any spouses of the above persons or any children of the above persons.

                           FEDERAL TAX CONSIDERATIONS


The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

HOW ARE THE POLICIES TAXED?

The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on premiums and the relationship of the Policy Value to the Insurance Amount at Risk. If a Policy qualifies as life insurance under Section 7702 of the Code, (1) the Death Proceeds are excludable from the gross income of the Beneficiary, and (2) any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. However, if a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide most of the tax advantages normally provided by life insurance. The Company reserves the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service. Also see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured,

Policyowner or Beneficiary.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premiums paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. Policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

-  change beneficiaries,
-  assign the Policy,
-  revoke an assignment,
-  pledge the Policy, or
-  obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

HOW ARE POLICY LOANS TAXED?

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in the aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS
The Policies may be issued in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA Plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA Plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance Policy by the employer as part of a TSA Plan will not violate the "incidental benefit" rules of Section 403(b) and the regulations thereunder. The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance Policy will not result in current taxation of the premium payments for the life insurance Policy, except for the current cost of the life insurance protection.

A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, a Policyowner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

Policy loans are generally permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the Policyowner's TSA plan may become disqualified and Policy values may be includible in current income.

WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?

The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." A life insurance policy is treated as a modified endowment contract under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702, but fails the "seven-pay test" of Section 7702A. The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years (or within seven years of a material change in the Policy) exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. However, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Separate Account.

CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Policy are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and Policy Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income.

The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However we make no guarantee that such modification to the Policy will be successful.

                                OTHER INFORMATION

ARE THERE OTHER IMPORTANT POLICY PROVISIONS?

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER
The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner generally is entitled to exercise all rights under the Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY
The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless otherwise requested.

INCONTESTABILITY
The Company will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE
The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, and less any outstanding Debt and any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE AND SEX
If the Insured's Age or sex as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age and sex, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.

ASSIGNMENT
The Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

CAN THE COMPANY DELAY PAYMENTS TO ME?

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

DO I HAVE ANY VOTING RIGHTS?

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policy in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?

The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).

The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Policy. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?

On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP V. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who the Company subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in our opinion constituted "market timing", were subject to restrictions upon such trading that we imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. We filed a motion for reconsideration and clarification of the court's partial summary judgment opinion, which was denied on April 8, 2004.

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts equal to the surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from our alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy, they have been able to obtain returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001.

The Company intends to vigorously defend this matter, and regard plaintiffs claims for lost trading profits as being highly speculative and, in any case, subject to an obligation to mitigate damages. In addition, any damages for lost profits should, in our view, terminate as a result of the investment management industry's and regulators' actions to eliminate market timing, such as implementing "fair value" pricing.

MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?

The Company reserves the right, subject to applicable law, to close Sub-accounts to new investments or transfers, and to make substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

WHAT IS MIXED AND SHARED FUNDING?

Shares of the Funds of the Trust also are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the portfolios of the Underlying Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners.

Although the Company and the Underlying Investment Companies currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE
ACCOUNT?

Financial Statements for the Company and for the Variable Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as a bearing on our ability to meet our obligations under the Policy. They should not be considered as a bearing on the investment performance of the assets held in the Variable Account.

                               THE GENERAL ACCOUNT


As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account generally is not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

The General Account of the Company is made up of all the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.


A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUES AND POLICY LOANS
The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4%, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Principal Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Policy loans also may be made from the Policy Value in the General Account.

                            GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: a measure of your interest in a Sub-Account.

AGE: the Insured's age as of the nearest birthday measured from a Policy anniversary.

BENEFICIARY: the person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.

COMPANY: Unless otherwise specified, any reference to "We," "our," "us," and "the Company" refers to Allmerica Financial Life Insurance and Annuity Company.

DATE OF ISSUE: the date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. If the rider is in effect, the Death Proceeds will be greater of (a) the Face Amount as of the Final Premium Payment Date or (b) the Policy Value as of the date due proof of death for Option 2 and date of death for Option 1 is received by the Company.

DEBT: all unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: an acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: information, including medical information satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: the amount of insurance coverage applied for; the Face Amount of each Policy is set forth in the specification pages of the Policy.


FINAL PREMIUM PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. The Net Death Benefit may be different before and after the Final Payment Date. See THE DEATH BENEFIT.


GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: the annual amount of premium that would be payable through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: the Guideline Minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by age; it is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.

The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE under THE DEATH BENEFIT, WHAT ARE THE SUM INSURED OPTIONS?


INSURANCE AMOUNT AT RISK: the Sum Insured less the Policy Value.

LOAN VALUE: the maximum amount that may be borrowed under the Policy.

MINIMUM MONTHLY FACTOR: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

   - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

   -   Debt does not exceed Policy Value less surrender charges, then

   -   the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

MONTHLY DEDUCTION: charges deducted monthly from the Policy Value of a Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: the date on which the Monthly Deduction is deducted from the Policy Value.

NET PREMIUM: an amount equal to the premium less a tax expense charge.

POLICY CHANGE: any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: the total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: the risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: the Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account the Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account (less Debt) and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct. In this prospectus, Separate Account refers to the VEL II Account of Allmerica Financial life Insurance and Annuity Company.

SUB-ACCOUNT: a division of a Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.

SUM INSURED: the amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but always will be at least equal to the Face Amount.

SURRENDER VALUE: the amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.

UNDERLYING FUNDS (FUNDS): the investment portfolios of AIM Variable Insurance Funds ("AIM"), AllianceBernstein Variable Products Series Fund, Inc. ("Alliance"), Delaware VIP Trust ("Delaware VIP"), Fidelity Variable Insurance Products Funds ("Fidelity VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), Goldman Sachs Variable Insurance Trust ("GSVIT"), Janus Aspen Series ("Janus Aspen"), and T. Rowe Price International Series, Inc. ("T. Rowe Price"), which are available under the Policy.

VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

VEL II ACCOUNT: a separate account of the Company.

WRITTEN REQUEST: a request in writing, by the Policyowner, satisfactory to the Company.

YOU OR YOUR: the Policyowner, as shown in the application or the latest change filed with the Company.

   - THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT THE VEL II ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY. THE SAI IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-533-7881.

   - IF YOU OWN A POLICY AND WOULD LIKE MORE INFORMATION OR WOULD LIKE TO REQUEST A PERSONALIZED ILLUSTRATION OF DEATH BENEFITS, CASH SURRENDER VALUES AND CASH VALUES, YOU MAY CALL TOLL FREE 1-800-533-7881.

ALL CORRESPONDENCE MAY BE MAILED TO: ALLMERICA LIFE, P.O. BOX 8179, BOSTON, MA 02266-8179

INFORMATION ABOUT THE VEL II ACCOUNT (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. REPORTS AND OTHER INFORMATION ABOUT THE VEL II ACCOUNT ARE AVAILABLE ON THE COMMISSION'S INTERNET SITE AT http://www.sec.gov. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0102.

                                 VEL II ACCOUNT

                                       OF

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY


                       STATEMENT OF ADDITIONAL INFORMATION


          INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2006 ("THE PROSPECTUS") FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES FUNDED BY THE VEL II ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY. THE PROSPECTUS MAY BE OBTAINED FROM CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-533-7881.



                                DATED MAY 1, 2006

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY                                              3

SERVICES                                                                     4

      SERVICE PROVIDERS                                                      4
      OTHER SERVICE ARRANGEMENTS                                             4

UNDERWRITERS AND DISTRIBUTION                                                5

MORE INFORMATION ABOUT DEATH BENEFITS                                        6

      GUIDELINE MINIMUM SUM INSURED                                          6
      DEATH PROCEEDS                                                         6
      EXAMPLES OF SUM INSURED OPTIONS                                        7
      CHANGING BETWEEN SUM INSURED OPTIONS                                   8

ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS                          9

      WAIVER OR REDUCTION OF CHARGES                                         9
      CALCULATION OF MAXIMUM SURRENDER CHARGES                               9

PERFORMANCE INFORMATION                                                      13

      OTHER PERFORMANCE INFORMATION                                          13

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                16

FINANCIAL STATEMENTS                                                         F-1

                         GENERAL INFORMATION AND HISTORY


Allmerica Financial Life Insurance and Annuity Company (the "Company") is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica)", which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly known as "Allmerica Financial Corporation"). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 85 Broad Street, New York, NY 10004. The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2005, the Company and its subsidiaries had over $11 billion in assets and over $17 billion of life insurance in force.

The VEL II Account of Allmerica Financial (the "Variable Account") is a separate investment account established on February 2, 1993. It meets the definition of "separate account" under federal securities laws, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Companies. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.


Several Sub-Accounts of the Variable Account are available under the VEL II contract (the "Contract"). Each Sub-Account invests in a corresponding investment portfolio:


GOLDMAN SACHS VARIABLE INSURANCE TRUST
(SERVICE SHARES)
Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
AIM V.I. Global Health Care Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Large Cap Growth Portfolio

DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Asset Manager(SM) Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small-Mid Cap Growth Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Large Cap Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

                                    SERVICES

SERVICE PROVIDERS


CUSTODIAN OF SECURITIES. Allmerica Financial serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 125 High Street, Boston MA 02110.


MAIL ROOM SERVICES. Boston Financial Data Services, Inc. ("BFDS") with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company. At such time as the administrative services agreements with Security Benefit Life Insurance Company and its affiliates are in effect with respect to the Variable Account (currently anticipated to be on or about June 30, 2006), the agreement with BFDS will terminate. See ADMINISTRATIVE SERVICES, below.

ADMINISTRATIVE SERVICES. Goldman Sachs and Allmerica Financial have retained Security Benefit Life Insurance Company and its affiliates (collectively, "Security Benefit") to provide administrative, accounting, and other services to the Company. The principal administrative offices of Security Benefit are located at One Security Benefit Place, Topeka, Kansas. With respect to the Variable Account, it is currently anticipated that the agreements with Security Benefit go into effect on or about June 30, 2006. In addition, with respect to its variable product lines, the Company has entered into a Transition Services Agreement with First Allmerica and THG, effective December 30, 2005, under which employees of First Allmerica will provide administrative, accounting, and other services to the Company, until such time as the administrative services agreements with Security Benefit are in effect


OTHER SERVICE ARRANGEMENTS

We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate accounts of the Company that are invested in an underlying fund. The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                          UNDERWRITERS AND DISTRIBUTION

VeraVest Investments, Inc. ("VeraVest," formerly Allmerica Investments, Inc.), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Policy pursuant to a contract with the Company and the Variable Account. VeraVest is located at 440 Lincoln Street, Worcester, Massachusetts 01653, and is presently wholly-owned by Allmerica Financial. The Policies were sold by agents of the Company who were registered representatives of VeraVest or of certain independent broker-dealers which are members of the NASD. The Company has effectively ceased issuing new Policies.


The Company pays commissions to registered representatives who sold the Policy based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions generally equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will not exceed 5.3% of any additional premiums. However, we may pay higher amounts under certain circumstances.


The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or to the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to VeraVest. for services it performs and expenses it may incur as principal underwriter and general distributor.


The aggregate amounts of commissions paid to VeraVest for sales of all policies funded by the VEL II Account of Allmerica Financial for the years 2003, 2004, and 2005 were $3,899,427.61, $2,037,196.73, and $812,126.66. No commissions were retained by VeraVest for sales of all contracts funded by the VEL II Account (including contracts not described in the Prospectus) for the years 2003, 2004 and 2005.

                      MORE INFORMATION ABOUT DEATH BENEFITS

GUIDELINE MINIMUM SUM INSURED

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

            AGE OF INSURED                                                     PERCENTAGE OF
           ON DATE OF DEATH                                                    POLICY VALUE
           ----------------                                                    -------------
                40 and under                                                        250%
                45                                                                  215%
                50                                                                  185%
                55                                                                  150%
                60                                                                  130%
                65                                                                  120%
                70                                                                  115%
                75                                                                  105%
                80                                                                  105%
                85                                                                  105%
                90                                                                  105%
                95 and above                                                        100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid).

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

DEATH PROCEEDS

As long as the Policy remains in force, upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy.

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

   - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus
   - any additional insurance on the Insured's life that is provided by rider; minus
   - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

EXAMPLES OF SUM INSURED OPTIONS

For the purposes of the following examples, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

EXAMPLE OF OPTION 1
Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

EXAMPLE OF OPTION 2
Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

   -   the Face Amount plus Policy Value; or

   - the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.

For example, a Policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).

According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is

$35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

CHANGING BETWEEN SUM INSURED OPTIONS

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2
If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option.

CHANGE FROM OPTION 2 TO OPTION 1
If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to the Policyowner.

               ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS

WAIVER OR REDUCTION OF CHARGES

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies, where the Insured is within the following class of individuals:

       All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under First Allmerica Companies' Pension Plan or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 49% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs) subject to the deferred sales charge that varies by issue Age or Age at time of increase, as applicable:

               APPLICABLE AGE   MAXIMUM GAPs   APPLICABLE AGE   MAXIMUM GAPs
               --------------   ------------   --------------   ------------
                    0-55          1.660714           68           1.290612
                     56           1.632245           69           1.262143
                     57           1.603776           70           1.233673
                     58           1.575306           71           1.205204
                     59           1.546837           72           1.176735
                     60           1.518367           73           1.148265
                     61           1.489898           74           1.119796
                     62           1.461429           75           1.091327
                     63           1.432959           76           1.062857
                     64           1.404490           77           1.034388
                     65           1.376020           78           1.005918
                     66           1.347551           79           0.977449
                     67           1.319082           80           0.948980

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in the Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge initially remains level and then grades down according to the following schedule:

AGES
----
0-50            The maximum surrender charge remains level for the first 40
                Policy months, reduces by 0.5% for the next 80 Policy months, then decreases by 1% per month to zero at the end of 180 Policy months (15 Policy years).

51 and above    The maximum surrender charge remains level for 40 Policy months and decreases per month by above the percentages below:

                Age 51 -- 0.78% per month for 128 months
                Age 52 -- 0.86% per month for 116 months
                Age 53 -- 0.96% per month for 104 months
                Age 54 -- 1.09% per month for 92 months
                Age 55 and over -- 1.25% per month for 80 months

The factors used in calculating the maximum surrender charges vary with the issue Age, sex and Premium Class (Smoker) as indicated in the table below:

                 MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

                    AGE AT
                   ISSUE OR       MALE       MALE        FEMALE      FEMALE
                   INCREASE    NONSMOKER    SMOKER     NONSMOKER     SMOKER
                   --------    ---------    -------    ---------     ------
                       0                       8.63                    7.68
                       1                       8.63                    7.70
                       2                       8.78                    7.81
                       3                       8.94                    7.93
                       4                       9.10                    8.05
                       5                       9.27                    8.18
                       6                       9.46                    8.32
                       7                       9.65                    8.47
                       8                       9.86                    8.62
                       9                      10.08                    8.78
                      10                      10.31                    8.95
                      11                      10.55                    9.13
                      12                      10.81                    9.32
                      13                      11.07                    9.51
                      14                      11.34                    9.71
                      15                      11.62                    9.92
                      16                      11.89                   10.14
                      17                      12.16                   10.36
                      18           10.65      12.44       9.73        10.59
                      19           10.87      12.73       9.93        10.83
                      20           11.10      13.02      10.15        11.09
                      21           11.34      13.33      10.37        11.35
                      22           11.59      13.66      10.60        11.63
                      23           11.85      14.01      10.85        11.92
                      24           12.14      14.38      11.10        12.22
                      25           12.44      14.77      11.37        12.54
                      26           12.75      15.19      11.66        12.88
                      27           13.09      15.64      11.95        13.23
                      28           13.45      16.11      12.26        13.60
                      29           13.83      16.62      12.59        13.99
                      30           14.23      17.15      12.93        14.40
                      31           14.66      17.72      13.29        14.83
                      32           15.10      18.32      13.67        15.28
                      33           15.58      18.96      14.07        15.75
                      34           16.08      19.63      14.49        16.25
                      35           16.60      20.35      14.93        16.77
                      36           17.16      21.10      15.39        17.33
                      37           17.75      21.89      15.88        17.91
                      38           18.37      22.73      16.39        18.51
                      39           19.02      23.55      16.93        19.15
                      40           19.71      24.28      17.50        19.81
                      41           20.44      25.04      18.09        20.51

                    AGE AT
                   ISSUE OR       MALE       MALE        FEMALE      FEMALE
                   INCREASE    NONSMOKER    SMOKER     NONSMOKER     SMOKER
                   --------    ---------    -------    ---------    -------
                      42           21.20      25.85      18.71        21.23
                      43           22.02      26.71      19.36        21.98
                      44           22.87      27.61      20.04        22.77
                      45           23.61      28.56      20.76        23.56
                      46           24.36      29.57      21.52        24.23
                      47           25.15      30.63      22.33        24.94
                      48           26.00      31.16      23.14        24.69
                      49           26.90      32.95      23.83        26.47
                      50           27.85      34.21      24.57        27.31
                      51           28.87      35.56      25.35        28.18
                      52           29.96      36.99      26.17        29.11
                      53           31.12      38.25      27.05        30.09
                      54           32.56      38.25      27.95        31.12
                      55           33.67      38.25      28.97        32.21
                      56           34.62      38.25      29.65        32.94
                      57           35.61      38.25      30.36        33.70
                      58           36.65      38.25      31.11        34.49
                      59           37.73      38.25      32.74        36.23
                      60           38.25      38.25      32.74        36.23
                      61           38.25      38.25      33.63        37.18
                      62           38.25      38.25      34.57        38.18
                      63           38.25      38.25      35.56        38.25
                      64           38.25      38.25      36.60        38.25
                      65           38.25      38.25      37.68        38.25
                      66           38.25      38.25      38.25        38.25
                      67           38.25      38.25      38.25        38.25
                      68           38.25      38.25      38.25        38.25
                      69           38.25      38.25      38.25        38.25
                      70           38.25      38.25      38.25        38.25
                      71           38.25      38.25      38.25        38.25
                      72           38.25      38.25      38.25        38.25
                      73           38.25      38.25      38.25        38.25
                      74           38.25      38.25      38.25        38.25
                      75           38.25      38.25      38.25        38.25
                      76           38.25      38.25      38.25        38.25
                      77           38.25      38.25      38.25        38.25
                      78           38.25      38.25      38.25        38.25
                      79           38.25      38.25      38.25        38.25
                      80           38.25      38.25      38.25        38.25

EXAMPLES. For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,118.22. His maximum surrender charge is calculated as follows:

        (a)     Deferred administrative charge                    $       850.00
                ($8.50/$1,000 of Face Amount)

        (b)     Deferred sales charge                             $       909.95
                (49% X 1.660714 GAPs)

                     TOTAL                                        $     1,759.95

        Maximum surrender charge per Table (16.60 X 100)          $     1,660.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

        (a)     Deferred administrative charge                    $       850.00
                ($8.50/$1,000 of Face Amount)

        (b)     Deferred sales charge                                     Varies
                (not to exceed 29% of Premiums received, up
                to one GAP, plus 9% of premiums received in
                excess of one GAP, but less than the maximum
                number of GAPs subject to the deferred sales
                charge)

                                                              Sum of (a) and (b)


The maximum surrender charge is $1,660. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the Policy in the tenth Policy month, having paid total premiums of $900. The actual surrender charge would be $1,111.

EXAMPLE 2:

Assume the Policyowner surrenders the Policy in the 120th Policy month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month ($8.30 per month in this example.) In this example, the maximum surrender charge would be $996.

The Surrender charge is designed to partially reimburse us for the administrative costs of product research and development, underwriting, policy administration and for distribution expenses, including commissions to our representatives, advertising, and the printing of prospectuses and sales literature.

                             PERFORMANCE INFORMATION


The Policy was first offered to the public in 1993. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence.


The returns in the tables reflect the charges assessed against the Separate Account (e.g., the mortality and expense risk charge and the administration charge) and all charges and expenses of the Underlying Funds. However, the tax expense charge, the charges that vary with each Policy because they are based on certain factors that vary with the individual characteristics of the Insured (e.g., the Monthly Deduction and Surrender Charges), and transaction charges are not reflected in the rates of return shown below. If these charges were deducted, the returns in the Tables would have been significantly lower. The tables do not illustrate how investment performance of the underlying funds will affect policy values and benefits because they do not reflect deduction of all applicable policy charges.


In each table, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2005. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.


OTHER PERFORMANCE INFORMATION

We may compare performance information for a sub-account in reports and promotional literature to:

   -   Standard & Poor's 500 Composite Stock Price Index (S&P 500)

   -   Dow Jones Industrial Average (DJIA)

   -   Shearson, Lehman Aggregate Bond Index

   - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

   - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

   - Other services, companies, publications or persons, such as Morningstar, Inc., who rank the investment products on performance or other criteria

   -   The Consumer Price Index

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

   - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

   - The advantages and disadvantages of investing in tax-deferred and taxable investments

   -   Customer profiles and hypothetical payment and investment scenarios

   -   Financial management and tax and retirement planning

   - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

At the Special Meeting of Shareholders of Allmerica Investment Trust ("AIT") that was held on December 9, 2005, the shareholders of each fund of AIT ("AIT fund") approved the reorganization and merger of each AIT Fund into a corresponding portfolio of the Goldman Sachs Variable Insurance Trust. As of the close of business on January 6, 2006, each AIT Fund reorganized into the corresponding Goldman Sachs VIT Fund, as follows:



          FUNDS OF ALLMERICA INVESTMENT TRUST              FUNDS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST
          -----------------------------------              -----------------------------------------------
          AIT Core Equity Fund                             Goldman Sachs Structured U.S. Equity Fund
          AIT Equity Index Fund                            Goldman Sachs Equity Index Fund
          AIT Government Bond Fund                         Goldman Sachs Government Income Fund
          AIT Money Market Fund                            Goldman Sachs Money Market Fund
          AIT Select Capital Appreciation Fund             Goldman Sachs Growth Opportunities Fund
          AIT Select Growth Fund                           Goldman Sachs Capital Growth Fund
          AIT Select International Equity Fund             Goldman Sachs International Equity Fund
          AIT Select Investment Grade Income Fund          Goldman Sachs Core Fixed Income Fund
          AIT Select Value Opportunity Fund                Goldman Sachs Mid Cap Value Fund



Because the Goldman Sachs funds were not available under the products until January 6, 2006, no annual total return performance information is available for them.

                                     TABLE I
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2005

                         SINCE INCEPTION OF SUB-ACCOUNTS

            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)


The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE CHARGE, MONTHLY CHARGES UNDER THE POLICIES, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                SUB-                                   10 YEARS
                                                              ACCOUNT      FOR YEAR                    OR SINCE
                                                              INCEPTION      ENDED         5         INCEPTION OF
                                                                DATE       12/31/05      YEARS        SUB-ACOUNT
----------------------------------------------------------   ----------   ---------    ----------    ------------
Goldman Sachs Capital Growth Fund                                N/A          N/A         N/A            N/A
Goldman Sachs Core Fixed Income Fund                             N/A          N/A         N/A            N/A
Goldman Sachs Equity Index Fund                                  N/A          N/A         N/A            N/A
Goldman Sachs Government Income Fund                             N/A          N/A         N/A            N/A
Goldman Sachs Growth Opportunities Fund                          N/A          N/A         N/A            N/A
Goldman Sachs International Equity Fund                          N/A          N/A         N/A            N/A
Goldman Sachs Mid Cap Value Fund                                 N/A          N/A         N/A            N/A
Goldman Sachs Money Market Fund                                  N/A          N/A         N/A            N/A
Goldman Sachs Structured U.S. Equity Fund                        N/A          N/A         N/A            N/A
AIM V.I. Global Health Care Fund                               5/1/01        7.28%        N/A           2.28%
AllianceBernstein Large Cap Growth Portfolio                   5/1/01       13.92%        N/A          -2.64%
Delaware VIP International Value Equity Series                 7/18/93      11.97%       8.15%          8.84%
Fidelity VIP Asset Manager Portfolio                           5/10/94       3.21%       1.71%          5.90%
Fidelity VIP Equity-Income Portfolio                           7/6/93        5.02%       3.13%          7.76%
Fidelity VIP Growth Portfolio                                  7/18/93       4.95%      -4.28%          6.43%
Fidelity VIP High Income Portfolio                             7/18/93       1.88%       4.67%          2.64%
Fidelity VIP Overseas Portfolio                                7/20/93      18.09%       3.21%          6.33%
FT VIP Franklin Large Cap Growth Securities Fund               5/1/01        0.25%        N/A          -2.17%
FT VIP Franklin Small-Mid Cap Growth Securities Fund           5/1/01        3.95%        N/A           0.68%
Janus Aspen Large Cap Growth Portfolio                         5/1/01        3.18%        N/A          -4.72%
T. Rowe Price International Stock Portfolio                    6/21/95      15.11%       1.02%          4.24%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of the Company as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the financial statements of the VEL II Account of the Company as of December 31, 2005 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, shareholder's equity, comprehensive income and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP


Hartford, Connecticut
April 27, 2006

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

CONSOLIDATED STATEMENTS OF INCOME

                                                                     PREDECESSOR     PREDECESSOR     PREDECESSOR
FOR THE YEARS ENDED DECEMBER 31,                                        2005            2004            2003
----------------------------------------------------------------------------------------------------------------
(In millions)
REVENUES
   Premiums                                                         $       36.9    $       39.5    $       41.9
   Universal life and investment product policy fees                       244.6           280.0           319.3
   Net investment income                                                   192.6           217.5           270.9
   Net realized investment gains                                            22.9             8.6            16.4
   Other income                                                             33.0            40.2           121.1
                                                                    --------------------------------------------
     Total revenues                                                        530.0           585.8           769.6
                                                                    --------------------------------------------
BENEFITS, LOSSES AND EXPENSES
   Policy benefits, claims, losses and loss adjustment expenses            239.4           231.1           265.2
   Policy acquisition expenses                                             111.8           120.8           145.1
   Interest on trust instruments supported by funding obligations           19.6            51.8            53.4
   Losses on derivative instruments                                          2.3             0.6            10.3
   Other operating expenses                                                148.6           170.3           296.7
                                                                    --------------------------------------------
     Total benefits, losses and expenses                                   521.7           574.6           770.7
                                                                    --------------------------------------------
   Income (loss) before federal income taxes                                 8.3            11.2            (1.1)
                                                                    --------------------------------------------
FEDERAL INCOME TAX (BENEFIT) EXPENSE
   Current                                                                 (34.1)          (80.5)            2.5
   Deferred                                                                  1.1            44.7           (19.9)
                                                                    --------------------------------------------
     Total federal income tax benefit                                      (33.0)          (35.8)          (17.4)
                                                                    --------------------------------------------

Income before cumulative effect of change in accounting principle           41.3            47.0            16.3

Cumulative effect of change in accounting principle                            -           (57.2)              -
                                                                    --------------------------------------------

Net income (loss)                                                   $       41.3    $      (10.2)   $       16.3
                                                                    ============================================

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
               SEE NOTE 5 FOR PROFORMA SUCCESSOR INCOME STATEMENT.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

CONSOLIDATED BALANCE SHEETS

                                                                                     SUCCESSOR      PREDECESSOR
DECEMBER 31,                                                                            2005            2004
---------------------------------------------------------------------------------------------------------------
(In millions)
ASSETS
   Investments:
      Fixed maturities at fair value (amortized cost of $1,275.6 and $3,826.6)     $    1,275.6    $    3,976.1
      Equity securities at fair value (cost of $3.4)                                          -             5.6
      Mortgage loans                                                                          -            64.1
      Policy loans                                                                        115.6           256.4
      Other long-term investments                                                           0.6            54.7
                                                                                   ------------    ------------
         Total investments                                                              1,391.8         4,356.9
                                                                                   ------------    ------------

   Cash and cash equivalents                                                              123.2           280.9
   Accrued investment income                                                               20.8            67.4
   Premiums, accounts and notes receivable, net                                               -             4.2
   Reinsurance receivable on paid and unpaid losses, benefits and
      unearned premiums                                                                   806.7           986.6
   Value of business acquired (intangible)                                                318.5               -
   Deferred policy acquisition costs                                                          -           694.1
   Deferred federal income taxes                                                          172.3           207.9
   Other assets                                                                             8.6           248.5
   Separate account assets                                                              8,578.3        10,455.0
                                                                                   ------------    ------------
         Total assets                                                              $   11,420.2    $   17,301.5
                                                                                   ============    ============

LIABILITIES
   Policy liabilities and accruals:
      Future policy benefits                                                       $    2,351.2    $    3,462.3
      Outstanding claims and losses                                                        13.1           110.3
      Unearned premiums                                                                     1.7             3.4
      Contractholder deposit funds and other policy liabilities                            70.3           374.7
                                                                                   ------------    ------------
         Total policy liabilities and accruals                                          2,436.3         3,950.7
                                                                                   ------------    ------------
   Expenses and taxes payable                                                              66.8           645.4
   Reinsurance premiums payable                                                             7.1            12.3
   Trust instruments supported by funding obligations                                         -         1,126.0
   Separate account liabilities                                                         8,578.3        10,455.0
                                                                                   ------------    ------------
         Total liabilities                                                         $   11,088.5    $   16,189.4
                                                                                   ------------    ------------

Commitments and contingencies (Notes 18 and 19)

SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares authorized, 2,526
      shares issued and outstanding                                                         2.5             2.5
   Additional paid-in capital                                                             329.9         1,000.0
   Accumulated other comprehensive loss                                                       -           (21.1)
   Retained earnings                                                                       (0.7)          130.7
                                                                                   ------------    ------------
         Total shareholder's equity                                                       331.7         1,112.1
                                                                                   ------------    ------------
         Total liabilities and shareholder's equity                                $   11,420.2    $   17,301.5
                                                                                   ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                                                  TOTAL
                                            COMMON       ADDITIONAL       RETAINED      ACCUMULATED OTHER      SHAREHOLDER'S
(IN MILLIONS)                               STOCK     PAID-IN CAPITAL     EARNINGS      COMPREHENSIVE LOSS        EQUITY
----------------------------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2003                $     2.5      $ 1,075.0       $   149.6         $   (29.2)           $ 1,197.9

Dividend                                                                     (25.0)                                 (25.0)
Net income                                                                    16.3                                   16.3

Other comprehensive income, net of tax:
Net unrealized losses                                                                          (11.7)               (11.7)
Minimum pension liability                                                                       17.4                 17.4

                                        ------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2003              $     2.5      $ 1,075.0       $   140.9         $   (23.5)           $ 1,194.9
                                        ====================================================================================

Return of capital                                            (75.0)                                                 (75.0)

Net loss                                                                     (10.2)                                 (10.2)

Other comprehensive income, net of tax:
Net unrealized gains                                                                             7.0                  7.0
Minimum pension liability                                                                       (4.6)                (4.6)

                                        ------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2004              $     2.5      $ 1,000.0       $   130.7         $   (21.1)           $ 1,112.1
                                        ====================================================================================

Net income                                                                    41.3                                   41.3

Other comprehensive income net of tax:
Net unrealized losses                                                                          (24.1)               (24.1)
Minimum pension liability                                    (38.3)                             24.9                (13.4)

Distribution of subsidiaries                                (385.8)          (72.8)             26.4               (432.2)

                                        ------------------------------------------------------------------------------------
BALANCE AT DECEMBER 30, 2005              $     2.5      $   575.9       $    99.2         $     6.1            $   683.7

Purchase accounting adjustments                             (246.0)          (99.9)             (6.1)              (352.0)
                                        ------------------------------------------------------------------------------------

BALANCE AT DECEMBER 31, 2005              $     2.5      $   329.9       $    (0.7)          $     -            $   331.7
                                        ====================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEARS ENDED DECEMBER 31,                                        2005            2004            2003
----------------------------------------------------------------------------------------------------------------
(In millions)
                                                                    --------------------------------------------
Net income (loss)                                                   $       41.3    $      (10.2)   $       16.3
                                                                    --------------------------------------------

Other comprehensive income (loss):

     Available-for-sale securities:
          Net (depreciation) appreciation during the period                (84.0)          (19.9)          (10.7)
          Benefit (provision) for deferred federal income taxes             29.4             6.9             3.7
                                                                    --------------------------------------------
     Total available-for-sales securities                                  (54.6)          (13.0)           (7.0)
                                                                    --------------------------------------------

     Derivative instruments:
          Net appreciation (depreciation) during the period                 77.8            30.7            (7.2)
          (Provision) benefit for deferred federal income taxes            (27.2)          (10.7)            2.5
                                                                    --------------------------------------------
     Total derivative instruments                                           50.6            20.0            (4.7)
                                                                    --------------------------------------------
                                                                            (4.0)            7.0           (11.7)
                                                                    --------------------------------------------

     Minimum pension liability:
          Decrease (increase) in minimum pension liability                  48.0            (7.1)           26.8
          (Provision) benefit for deferred federal income taxes            (16.8)            2.5            (9.4)
                                                                    --------------------------------------------
                                                                            31.2            (4.6)           17.4
                                                                    --------------------------------------------
Other comprehensive income                                                  27.2             2.4             5.7
                                                                    --------------------------------------------

Purchase accounting adjustments                                             (6.1)              -               -

                                                                    --------------------------------------------
Comprehensive income (loss)                                         $       62.4    $       (7.8)   $       22.0
                                                                    ============================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                    PREDECESSOR     PREDECESSOR     PREDECESSOR
FOR THE YEARS ENDED DECEMBER 31,                                                       2005             2004            2003
-------------------------------------------------------------------------------------------------------------------------------
(In millions)

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                                               $       41.3    $      (10.2)   $       16.3
   Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
      Net realized investment (gains) losses                                              (22.9)           (8.6)          (16.4)
      Losses (gains) on derivative instruments                                              0.3            (1.2)            6.9
      Losses on futures contracts                                                             -            25.1            10.2
      Net amortization and depreciation                                                    20.9            27.9            29.2
      Interest credited to contractholder deposit funds and trust instruments
        supported by funding obligations                                                   21.1            46.1            57.4
      Deferred federal income taxes                                                         1.1            44.7           (19.9)
      Change in deferred acquisition costs                                                163.9           128.3           135.3
      Change in premiums and notes receivable, net of reinsurance premiums
        payable                                                                             1.6            (0.3)         (500.4)
      Change in accrued investment income                                                  19.7             8.9            13.4
      Change in policy liabilities and accruals, net                                     (330.3)         (322.0)         (412.4)
      Change in reinsurance receivable                                                    (84.4)           56.3            21.8
      Change in expenses and taxes payable                                                 16.2           (85.9)         (223.1)
      Other, net                                                                           15.3            24.6            37.7
                                                                                   ------------    ------------    ------------
      Net cash used in by operating activities                                           (136.2)          (66.3)         (844.0)
                                                                                   ------------    ------------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES
      Proceeds from disposals and maturities of available-for-sale fixed
        maturities                                                                      1,561.0           967.9         1,907.7
      Proceeds from disposals of equity securities                                          1.7             8.8            70.5
      Proceeds from disposals of other investments                                         25.7            43.0            64.3
      Proceeds from mortgages sold, matured or collected                                    9.6            58.7            53.7
      Purchase of available-for-sale fixed maturities                                    (686.0)         (762.1)       (1,236.6)
      Purchase of equity securities                                                        (0.1)           (2.7)          (40.2)
      Purchase of other investments                                                        (8.8)           (5.0)          (21.9)
      Capital expenditures                                                                 (7.7)           (5.8)           (5.0)
      Net (payments) receipts related to margin deposits on derivative
        instruments                                                                       (39.7)           (4.9)           56.6
      Proceeds from disposal company owned life insurance                                     -               -            64.9
      Other investing activities, net                                                       0.3             0.2            94.8
                                                                                   ------------    ------------    ------------
      Net cash provided by investing activities                                           856.0           298.1         1,008.8
                                                                                   ------------    ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES
       Withdrawals from contractholder deposit funds                                       (1.7)         (183.4)          (32.7)
       Withdrawals from trust instruments supported by funding obligations               (651.5)         (182.7)         (156.9)
       Change in collateral related to securities lending program                        (109.6)         (138.4)          263.5
       (Dividend) capital contribution                                                   (114.7)              -            (0.6)
                                                                                   ------------    ------------    ------------
       Net cash (used in) provided by financing activities                               (877.5)         (504.5)           73.3
                                                                                   ------------    ------------    ------------
       Net change in cash and cash equivalents                                           (157.7)         (272.7)          238.1
       Cash and cash equivalents, beginning of period                                     280.9           553.6           315.5
                                                                                   ------------    ------------    ------------
       Cash and cash equivalents, end of period                                    $      123.2    $      280.9    $      553.6
                                                                                   ============    ============    ============
   SUPPLEMENTAL CASH FLOW INFORMATION
         Income tax refunds                                                        $       42.5    $       52.0    $       29.8

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION

On December 30, 2005, The Goldman Sachs Group, Inc. ("Goldman Sachs") acquired all outstanding common shares of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") from The Hanover Group ("THG") (the "Transaction"). Prior to December 1, 2005 THG was named Allmerica Financial Corporation. Immediately preceding the Transaction, the Company distributed its ownership in certain wholly-owned subsidiaries, First Allmerica Financial Life Insurance Company ("FAFLIC"), VeraVest Investments, Inc. ("VeraVest"), and Allmerica Financial Investment Management Services, Inc ("AFIMS") directly to THG as a dividend to shareholders. The Company's remaining non-insurance subsidiaries were distributed to FAFLIC as a capital contribution prior to the Transaction.

AFLIAC is a stock life insurance company organized under the laws of Massachusetts. At December 31, 2005, the Company manages blocks of variable annuity, variable universal life and certain minor blocks of group retirement products. During 2003, the Company managed this existing life insurance business and also operated VeraVest, an independent broker-dealer. VeraVest distributed third party investment and insurance products. In 2003, the Company ceased its retail sales activity through VeraVest (see Note 6 - Significant Transactions).

Concurrent with the Transaction, AFLIAC entered into several servicing agreements to provide certain support of its business. Transitional service agreements with THG continues operational support, system and policy conversion support, accounting and other services for the earlier of eighteen months from the December 30, 2005 closing or transfer of the operations to Goldman Sachs. This transitional arrangement is currently expected to be completed by the end of 2006. A prospective operational servicing agreement was executed with Security Benefit Life Insurance Company ("Se2") to provide customer and agent support and perform other key policy administration and operational functions.

The Company has a management services agreement with its affiliate, Goldman Sachs & Co ("GSCO"). Under this services agreement, GSCO will provide support to AFLIAC in administrative, legal, compliance, technology, operations, financial reporting, human resources, risk management and other areas. The Company has engaged its affiliate, Goldman Sachs Asset Management, L.P. ("GSAM") to provide investment management services.

2. BASIS OF PRESENTATION

The accompanying audited financial statements have been prepared in accordance with generally accepted accounting principles ("US GAAP"). The acquisition was accounted for using the purchase method under Statement of Financial Accounting Standards No. 141, BUSINESS COMBINATIONS ("Statement No. 141") and Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS ("Statement No. 142") and pushed down to the Company. Under the purchase method of accounting, assets acquired and liabilities assumed were recorded at estimated fair value at the date of purchase. Consequently, the Company will experience decreased amortization of acquisition expenses as compared to historical experience when owned by the THG. See Note 5 - Proforma, for a proforma income statement demonstrating the changes expected.

Prior to December 30, 2005 the consolidated accounts of AFLIAC included the accounts of FAFLIC and certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries). In the accompanying financial statements, "predecessor" information includes these subsidiaries, while the "successor" information contains stand-alone AFLIAC and includes purchase accounting adjustments as indicated in Note 3 - Purchase Accounting.

The preparation of financial statements in conformity with US GAAP requires the Company to make estimates and assumptions and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could be materially different from those estimates.

3. PURCHASE ACCOUNTING

Goldman Sachs' acquisition of AFLIAC is accounted for by applying the Statement No. 141 through "push down" accounting. Included in the following table is Value of Business Acquired ("VOBA"), which represents the present value of future profits embedded in the acquired contracts. See Note 16 - Value of Business Acquired, for further explanation of VOBA. The assessment of fair value in accordance with Statement No. 141 included the establishment of intangible assets for VOBA and state licenses. No goodwill was recognized as a result of this assessment. See Note 4 - Summary of Significant Accounting Policies, for a further discussion of Goodwill. The following table also summarizes the estimated fair values of the assets acquired and liabilities assumed as of December 30, 2005.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                                          DECEMBER 30,
       FAIR VALUE                                             2005
       ---------------------------------------------------------------
       (In millions)
       Assets:
       Total investments at market value                   $   1,391.8
       Cash and cash equivalents                                 123.2
       VOBA                                                      318.5
       Goodwill                                                      -
       Other assets at fair value                              1,007.5
       Separate account assets                                 8,578.3
                                                           -----------
                Total assets acquired                         11,419.3

       Liabilities:
       Policyholder account balances                           2,436.3
       Other liabilities at fair value                            72.3
       Separate account liabilities                            8,578.3
                                                           -----------
                Total liabilities assumed                     11,086.9

       Total purchase price                                $     332.4
                                                           ===========

In accordance with Statement No. 141 and APB Opinion 16, the purchase allocation period to identify and record fair value for all assets acquired and liabilities assumed should usually not exceed one year from the transaction date. As such, the final allocation of purchase price may result in different amounts. In the Company's judgment, the final allocation is not expected to be material to the Company's Consolidated Balance Sheet or Consolidated Statements of Income.

       PURCHASE PRICE:
       ---------------------------------------------------------------
       (In millions)
       Initial payment of purchase price                   $     262.0
       FAFLIC ceding commission                                    8.6
       Direct transaction expenses                                 6.9
       Additional deferred purchase price                         54.9
                                                           -----------

       Total purchase price                                $     332.4
                                                           ===========

4. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("Statement No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale, or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in accumulated other comprehensive income, a separate component of shareholder's equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk and that meet the conditions for separate account reporting under Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NON-TRADITIONAL LONG-DURATION CONTRACT AND FOR SEPARATE ACCOUNTS ("SOP 03-1"), are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting under SOP 03-01 accrue to the contract holder.

   B. CLOSED BLOCK

The predecessor Consolidated Statements of Income include the activity of the FAFLIC Closed Block of participating policies. The FAFLIC Closed Block consists of certain individual life insurance participating policies, individual deferred annuities and supplemental contracts not involving life contingencies, which were in force as of the October 16, 1995 demutualization.

The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues.

Although the assets and cash flow generated by the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets as measured on a US GAAP basis at December 31, 2004 represented the expected future after-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

During 2005, 2004 and 2003, when actual income from the Closed Block in any given period equaled or exceeded the expected income for such period as determined at the inception of the Closed Block, the expected income was recognized in income for that period. Further, cumulative actual Closed Block income in excess of the expected income did not inure to the shareholders and was recorded as an additional liability for policyholder dividend obligations. This accrual for future dividends effectively limited the actual Closed Block income currently recognized in the Company's results to the income expected to emerge from operation of the Closed Block as determined at inception.

Also, during those periods, when actual income from the Closed Block was less than the expected income, only such actual income (which could reflect a loss) was recognized in income. If the actual income from the Closed Block in any given period was less than the expected income for that period and changes in dividend scales were inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company was reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability was reduced first by this reduction in income (but not below zero). The Closed Block is not included in any successor financial statements.

   C. FINANCIAL INSTRUMENTS

Financial instruments are reflected in the balance sheet on a trade-date basis and consist of financial instruments carried at fair value or amounts that approximate fair value. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In the normal course of business, the Company enters into transactions involving various types of financial instruments, including U.S. government and agency securities, other sovereign government obligations, liquid mortgage products, investment-grade corporate bonds, listed equities, money market securities, state, municipal and provincial obligations, swap contracts, option contracts and futures contracts. These instruments involve credit risk and are also subject to risk of loss due to interest rate and foreign currency fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

   D. DERIVATIVES AND HEDGING ACTIVITIES

As of the Transaction, AFLIAC entered into certain over-the-counter ("OTC") derivatives, primarily equity put options and interest rate swaptions, to hedge these risks. None of these post-transaction instruments qualify for hedge accounting, and are carried at fair value or amounts that approximate fair value.

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ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Fair values of the Company's exchange-traded derivatives are generally determined from quoted market prices. OTC derivatives are valued using a variety of valuation models. The valuation models used to derive the fair values of AFLIAC's OTC derivatives require inputs including contractual terms, market prices, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. The selection of a model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Where possible, the Company verifies the values produced by pricing models to market transactions.

Prior to December 30, 2005, AFLIAC held foreign currency exchange swaps, futures and options to hedge its trust instruments supported by funding obligations and investments denominated in foreign currencies, as well as exchange-traded equity futures to hedge GMDB and interest rate risk. All of these derivatives were recognized on the balance sheet at their fair value. On the date the derivative contract was entered into, the Company designated the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge);
(3) a foreign-currency fair value or cash flow hedge related to a recognized asset or liability ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that was highly effective and that was designated and qualified as a fair value hedge, along with the gain or loss on the hedged asset or liability that was attributable to the hedged risk, were recorded in current period earnings. Changes in the fair value of a derivative that was highly effective and that was designated and qualified as a cash flow hedge were recorded in other comprehensive income, until earnings were affected by the variability of cash flows (i.e., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that were highly effective and that were designated and qualified as foreign currency hedges were recorded in either current period earnings or other comprehensive income, depending on whether the hedge transaction was a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments were reported in current period earnings.

The Company formally documented all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process included linking all derivatives that were designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assessed, both at the hedge's inception and on an ongoing basis, whether the derivatives that were used in hedging transactions were highly effective in offsetting changes in fair values or cash flows of hedged items. When it was determined that a derivative was not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinued hedge accounting prospectively, as discussed below.

The Company discontinued hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedge item, including forecasted transactions;
(2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting was discontinued it was determined that the derivative no longer qualifies as an effective fair value hedge, the derivative was carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting was discontinued the derivative used in a cash flow hedge expired was sold, terminated, or exercised, the gain or loss on the derivative was deferred in accumulated other comprehensive income and reclassified to earnings when the hedged forecasted transaction affected earnings. When hedge accounting was discontinued it was probable that a forecasted transaction would not occur, the derivative was carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income was recognized immediately in earnings. In all other situations in which hedge accounting was discontinued, the derivative was carried at its fair value on the balance sheet, with changes in fair value recognized in the current period earnings.

   E. CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments held in the normal course of business.

   F. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Deferred sales inducements were generated by annuities that offer enhanced crediting rates or bonus payments. Acquisition costs and sales inducements related to variable annuities and contract holder deposits that were deferred in 2002 and prior were amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization was reviewed periodically and adjusted retrospectively

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ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

when the Company revised its estimate of current or future gross profits to be recognized from these products. Acquisition costs related to fixed annuities and other life insurance products were amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. As part of the recording of fair value purchase accounting due to the acquisition of the Company, the deferred acquisition costs ("DAC") and deferred sales inducements were revalued to zero as of the Transaction date.

   G. REINSURANCE RECEIVABLES

The Company cedes certain insurance risks it has underwritten, through the use of reinsurance contracts, with various insurance entities. Reinsurance accounting is followed for ceded transactions when the risk transfer provisions of Statement of Financial Accounting Standards No. 113, ACCOUNTING AND REPORTING FOR REINSURANCE OF SHORT-DURATION AND LONG-DURATION CONTRACTS ("Statement No. 113"), have been met. As a result, when the Company experiences claims events, or unfavorable mortality or morbidity experiences that are subject to a reinsurance contract, reinsurance recoverables are recorded. Effective December 30, 2005 AFLIAC has assumed risk related to FAFLIC's variable annuity and variable life products. Reinsurance recoverables are recorded for policy fees and changes in reserves as applicable for these reinsured contracts. The FAFLIC actual Separate Account assets and liabilities remain with FAFLIC in accordance with SOP 03-1 and are not included in reinsurance recoverables or payables.
See Note 17 - Reinsurance, for a further discussion on coinsurance agreements.

The valuation of claims recoverable depends on whether the underlying claim is a reported claim, or a future policy benefit. For reported claims, the Company values reinsurance recoverables at the time the underlying claim is recognized, in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information and applies that information to the future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled.

   H. PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE

Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated cost recovery method over the estimated useful lives of the related assets, which generally range from 3 to 30 years. The estimated useful life for capitalized software generally ranges from 3 to 5 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the potential impairment of long-lived assets whenever events or changes in circumstances suggest that the carrying amounts may not be fully recoverable in accordance with Statement of Financial Accounting Standards No. 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS. The Company recognizes impairment losses only to the extent that the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. The Company reduces the carrying value of the asset to fair value when the carrying amount exceeds its fair value. Fair values are estimated using discounted cash flow analysis. As part of the recording of purchase accounting due to the acquisition of the Company, $3.0 million of capitalized assets were written off.

    I. GOODWILL

Goodwill is the cost of acquired companies in excess of the fair value of identifiable net assets at acquisition date. In accordance with the provisions of Statement No. 142, an analysis was done to assign purchase price to the assets and liabilities of the business. The Company has recorded the purchase price of $332.4 million as part of the transaction, including the fair value allocation of other net assets and establishment of VOBA. As part of the purchase accounting and the fair value analysis described above, no separate and additional value related to goodwill was recognized.

    J. SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders and certain pension funds. Assets consist principally of mutual funds, bonds, common stocks, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed on fund values of these contracts. Prior to the adoption of SOP 03-1, appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, was reflected in shareholder's equity

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

or net investment income. See Note 8 - Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

    K. POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for annuity, life, and health products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 9 1/2% for annuities and 2 1/2% to 6% for life insurance. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for guaranteed minimum death benefits ("GMDB") in excess of contract values. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation.

Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on health insurance contracts for reported losses and claims adjustment expenses and estimates of losses and claims adjustment expenses incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts ("GICs"), deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Trust instruments supported by funding obligations consist of deposits received from customers, investment earnings on their fund balance and the effect of changes in foreign currencies related to these deposits.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liability and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

   L. PREMIUM, FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum death benefits in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods are classified as deferred sales inducements and amortized over the period benefited using the same assumptions used to amortize deferred acquisition costs. See Note 18 - Deferred Policy Acquisition Costs, for further information regarding revaluation of DAC and deferred sales inducements.

   M. FEDERAL INCOME TAXES

AFLIAC will file a consolidated return with THG and THG affiliates for the period January 1, 2005 through December 30, 2005. Any tax liability related to activity for that period will be a liability of THG. Entities included within the consolidated group are segregated into either a life insurance or a non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. The income tax liability is calculated on a separate return basis and benefits arising from tax attributes are allocated to those members producing the attributes to the extent they are utilized by the consolidated group.

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ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Deferred federal income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES ("Statement No. 109"). These differences result primarily from insurance reserves, net operating loss carryforwards, policy acquisition expenses, tax credit carryforwards, employee benefit plans, and deferred sales inducements.

Valuation allowances are established to reduce deferred tax assets to the amount that more likely than not will be realized. Contingent liabilities related to income taxes are recorded when the criteria for loss recognition under FASB issued Statement of Financial Accounting Standards No 5, ACCOUNTING FOR CONTINGENCIES, as amended, have been met.

   N. NEW ACCOUNTING PRONOUNCEMENTS

In February 2006, the Financial Accounting Standards Board ("FASB"), issued Statement of Financial Accounting Standards No. 155, ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS - AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140. Statement No. 155 permits an entity to measure at fair value any financial instrument that contains an embedded derivative that otherwise would require bifurcation. The Company is currently assessing the effect of adopting Statement No. 155 at the Company level.

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 05-1, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance companies for deferred acquisition costs on internal replacements of insurance and investment contracts other than those described in Statement of Financial Accounting Standards No. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS, ("Statement No. 97"). This statement is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. SOP 05-1 is not expected to have a material effect on the Company's results of operations or financial position as the Company primarily has products that are accounted for in accordance with Statement No. 97.

In May, 2005, the FASB issued Statement of Financial Accounting Standards No. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS-A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3 ("Statement No. 154"). Statement No. 154 replaces Accounting Principles Board Opinion No. 20, ACCOUNTING CHANGES ("APB Opinion No. 20") and Statement of Financial Accounting Standards No. 3, REPORTING ACCOUNTING CHANGES IN INTERIM FINANCIAL STATEMENTS. This statement establishes, unless impracticable, retrospective application as the required method for all voluntary changes in accounting principle in the absence of specific transition provisions for the newly adopted accounting principle. Statement No. 154 requires companies to retrospectively apply the effect of the change to all prior periods practicable, and the financial statements for all periods presented shall be adjusted to reflect the change. Similarly, an error in the financial statements of a prior period that is discovered subsequent to their issuance shall be reported as a prior-period adjustment, and the financial statements for each period presented shall be adjusted to reflect the correction. This statement also provides guidance for determining whether retrospective application of a change in accounting principle is impracticable and the necessary disclosures once that determination has been made. Additionally, changes in methods of depreciation, amortization or depletion of long-lived, non-financial assets must be accounted for as a change in accounting estimate. The statement also requires certain disclosures in the period in which a change in accounting principle or correction of an error is made. Statement No. 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Adoption of this Statement is not expected to have a material effect on the Company's financial position or results of operations.

In December 2004, the FASB issued a revision to Statement of Financial Accounting Standards No. 123, SHARE-BASED PAYMENT ("Statement No. 123-R"). Statement No. 123-R establishes standards of accounting for transactions in which an entity exchanges its equity instruments for goods and services. Statement No. 123-R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. Two key differences between Statement No. 123 and Statement No. 123-R relate to attribution of compensation costs to reporting periods and accounting for award forfeitures. Statement No. 123-R generally requires the immediate expensing of equity-based awards granted to retirement-eligible employees. However, awards granted subject to a substantive non-compete agreement are generally expensed over the non-compete period. Statement No. 123-R also requires expected forfeitures to be included in determining stock-based employee compensation expense. As of December 31, 2005, the Company had not adopted Statement No. 123-R therefore no compensation expense was recognized for 2005. The Company will adopt Statement No. 123-R in the first quarter of fiscal 2006. Goldman Sachs will issue restricted stock units ("RSU's") to certain employees of the Company under a stock incentive plan as part of their overall compensation for 2006. All of the RSU's require future service as a condition of delivery of the underlying shares of Goldman Sachs' common stock generally over a three year period. Delivery of the underlying shares of common stock is also conditioned on the grantee's satisfying certain other requirements

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ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

as outlined in the award agreement. Management is currently evaluating the effect of adoption of Statement No. 123-R on the Company's results of operations with respect to awards granted to retirement-eligible employees that are subject to a non-compete agreement.

In March 2004, the FASB's Emerging Issues Task Force ("EITF") reached several consensuses regarding the application of guidance related to the evaluation of whether an investment is other than temporarily impaired in accordance with EITF Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF No. 03-1"). However, on September 30, 2004, the FASB delayed indefinitely the effective date for the measurement and recognition guidance of EITF No. 03-1. The disclosure requirements were not deferred. EITF No. 03-1 describes certain quantitative and qualitative disclosures that are required for marketable fixed maturities and equity securities covered by Statement No. 115, including the aggregate amount of unrealized losses and the aggregate related fair value of investments with unrealized losses, by investment type, as well as additional information supporting the conclusion that the impairments are not-other-than temporary, such as the nature of the investment(s), cause of impairment and severity and duration of the impairment. The disclosures required by EITF No. 03-1 were effective for fiscal years ending after December 15, 2003. The additional disclosures for cost method investments were effective for fiscal years ending after June 15, 2004. The Company implemented the disclosure requirements of this EITF for the year ending December 31, 2003.

In December 2003, the FASB issued Statement of Financial Accounting Standards No. 132, (revised 2003) EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS - AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, AND 106 ("Statement No. 132-R"). This statement revises employers' disclosures about pension plans and other postretirement benefit plans. Statement No. 132-R requires additional disclosures related to plan assets, benefit obligations, contributions, and net periodic benefit cost of defined benefit pension plans and other postretirement benefit plans, including information regarding the Company's selection of certain assumptions, as well as expected benefit payments. This statement also requires disclosures in interim financial statements related to net periodic pension costs and contributions. Most provisions of this statement were effective for fiscal years ending after December 15, 2003. Disclosures regarding expected benefit payments were effective for fiscal years ending after June 15, 2004. The adoption of Statement No. 132-R did not have a material effect on the Company's financial position or results of operations.

In July 2003, the AICPA issued SOP 03-1, which is applicable to all insurance enterprises as defined by Statement of Financial Accounting Standards No. 60, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES. This statement provides guidance regarding accounting and disclosures of separate account assets and liabilities and an insurance company's interest in such separate accounts. It further provides for the accounting and disclosures related to contractholder transfers to separate accounts from a company's general account and the determination of the balance that accrues to the benefit of the contractholder. In addition, SOP 03-1 provides guidance for determining any additional liabilities for guaranteed minimum death benefits or other insurance benefit features, potential benefits available only on annuitization and liabilities related to sales inducements, such as immediate bonus payments, persistency bonuses, and enhanced crediting rates or "bonus interest" rates, as well as the required disclosures related to these items. This statement was effective for fiscal years beginning after December 15, 2003. The determination of the GMDB reserve under SOP 03-1 is complex and requires various assumptions, including, among other items, estimates of future market returns and expected contract persistency. Upon adoption of this statement in the first quarter of 2004, the Company recorded a $57.2 million charge, net of taxes. This charge was reported as a cumulative effect of a change in accounting principle in the Consolidated Statements of Income. See also Note 8, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

   O. RECLASSIFICATIONS

Certain reclassifications have been made to previously reported amounts to conform to the current presentation.

5. PROFORMA

On December 30, 2005 two material transactions occurred that are not reflected in the predecessor income statement presented for 2005. The divestiture of all subsidiaries of the Company will cause future financial statements to be based upon unconsolidated activity. In addition, the establishment of new fair value balance sheet in accordance with Statement No. 141, as part of the purchase accounting, will generate certain differences in accretion and amortization levels in future years.

The following unaudited pro forma condensed information presents the results of operations for the Company assuming the divestiture of all subsidiaries occurred at December 31, 2004 and that the implications of the push down accounting was contained in the 2005 income statement. This unaudited proforma information does not necessarily represent what the results would be for future periods.

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ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                                                               (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31,                                                    2005
----------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                                     INCOME
                                                                                 REINSURANCE     STATEMENT
                                                 PREDECESSOR     DIVESTITURE     OF FAFLIC'S     EFFECT OF        SUCCESSOR
                                                   INCOME            OF            VARIABLE       PURCHASE         INCOME
                                                  STATEMENT     SUBSIDIARIES       BUSINESS      ACCOUNTING       STATEMENT
----------------------------------------------------------------------------------------------------------------------------
Premiums                                        $       36.9    $      (36.9)   $          -    $          -    $          -
Universal life and investment product policy
   fees                                                244.6           (16.9)           15.9               -           243.6
Net investment income                                  192.6          (113.3)            1.6           (20.0)           60.9
Realized gains/(losses)                                 22.9           (16.0)           (0.3)              -             6.6
Other income                                            33.0           (22.7)            1.4               -            11.7
                                                ----------------------------------------------------------------------------
Total revenues                                         530.0          (205.8)           18.6           (20.0)          322.8

Policy benefits, claims, losses and LAE                239.4          (106.2)            6.3            13.8           153.3
VOBA and DAC amortization                              111.8            (6.7)              -           (63.5)           41.6
Other expenses                                         170.5           (63.1)            1.8           (35.2)           74.0
                                                ----------------------------------------------------------------------------
Total benefits, losses and expenses                    521.7          (176.0)            8.1           (84.9)          268.9

Total federal income tax benefit (expense)              33.0            (8.6)           (3.7)          (22.7)           (2.0)
                                                ----------------------------------------------------------------------------
Net income (loss)                               $       41.3    $      (38.4)   $        6.8    $       42.2    $       51.9
                                                =============================================================================

6. SIGNIFICANT TRANSACTIONS

Effective December 30, 2005 the Company entered into a coinsurance agreement with FAFLIC, a subsidiary of THG. The Company assumed 100% of the FAFLIC variable annuity and variable life book of business. The Company assumed $124.6 million of reserves and paid $8.6 million as a ceding allowance to FAFLIC. As part of this transaction, separate account liabilities were assumed under modified coinsurance terms.

In 2003, the Company ceased operations of its retail broker-dealer operations. These operations had distributed third-party investment and insurance products through VeraVest. Results in 2003 included a pre-tax charge of $11.5 million for asset impairments in connection with this action. The Company also recognized pre-tax restructuring charges of $2.0 million, $3.6 million and $21.9 million in 2005, 2004 and 2003, respectively, in accordance with Statement of Financial Accounting Standards No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES. These charges included $14.8 million related to one-time termination benefits associated with the termination of 552 employees, and $12.6 million related to contract termination fees and other costs. As of December 31, 2005, the Company has made payments of approximately $25.7 million related to this restructuring plan, of which $14.5 million related to one-time termination benefits and $11.2 million related to contract termination fees and other costs. As a result of the Transaction, the Company no longer carries any liability balance at December 31, 2005.

7. DISCONTINUED OPERATIONS

During 1999, the Company exited its group life and health insurance business, consisting of its Employee Benefit Services ("EBS") business, its Affinity Group Underwriters business and its accident and health assumed reinsurance pool business. Prior to 1999, these businesses comprised substantially all of the former Corporate Risk Management Services segment. Accordingly, the operating results of the discontinued segment have been reported in accordance with Accounting Principles Board Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS
- REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB Opinion No. 30"). In 1999, the Company recorded a $30.5 million loss, net of taxes, on the disposal of this segment, consisting of after-tax losses from the run-off of the group life and health business of approximately $46.9 million, partially offset by net proceeds from the sale of the EBS business of approximately $16.4 million. Subsequent to the measurement date of June 30, 1999, approximately $20.8 million of the aforementioned $46.9 million loss has been generated from the operations of the discontinued business and net proceeds of $12.5 million were received from the sale of the EBS business.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

As permitted by APB Opinion No. 30, the Balance Sheet have not been segregated between continuing and discontinued operations. At December 31, 2004, the discontinued segment had assets of approximately $365.9 million, consisting primarily of invested assets and reinsurance recoverables, and liabilities of approximately $435.8 million consisting primarily of policy liabilities.

8. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

Effective January 1, 2004, the Company adopted SOP 03-1 (see Note 1N - New Accounting Pronouncements). Upon adoption, the Company recorded a cumulative effect of change in accounting principle of $57.2 million, after-tax.

The following illustrates the components of that charge (in millions):

     Increase in guaranteed minimum death benefit liability                   $   80.6
     Establishment of guaranteed minimum income benefit liability                  4.1
     Change in deferred acquisition costs                                          3.3
                                                                              --------
                                                                                  88.0
     Provision for federal income taxes                                          (30.8)
                                                                              --------
       Cumulative effect of change in accounting principle                    $   57.2
                                                                              ========

GUARANTEED MINIMUM DEATH BENEFITS

The Company issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

The following summarizes the liability for GMDB contracts reflected in the general account:

       FOR THE YEARS ENDED DECEMBER 31,                            2005        2004
       -------------------------------------------------------------------------------
       (In millions)

       Beginning balance                                         $   74.6    $  106.8

       Provision for GMDB:
                GMDB expense incurred                                43.3        48.6
                Volatility (1)                                       (5.4)      (12.9)
                                                                 --------------------
                                                                     37.9        35.7
       Claims, net of reinsurance:
                Claims from policyholders                           (57.6)      (71.2)
                Claims ceded to reinsurers                           55.4        67.3
                                                                 --------------------
                                                                     (2.2)       (3.9)

       GMDB reinsurance premium                                     (58.2)      (64.0)
       Purchase accounting adjustment, at December 31, 2005         229.2           -
                                                                 --------------------
       Ending balance                                            $  281.3    $   74.6
                                                                 ====================

(1) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.

GMDB reserves were adjusted by $229.2 million in 2005 as a result of revaluation based upon purchase accounting assumptions. The fair value reserve for the GMDB feature was computed using a risk neutral approach. The reserve represents estimates, over a range of stochastic scenarios, of the present value of future GMDB net benefits expected to be paid less the present value of future GMDB net fees charged to the policyholders.

The following information relates to the reserving methodology and assumptions for GMDB at December 31, 2005.

- The projection model used 500 stochastically generated risk neutral return scenarios as of 12/31/2005.

- Implied volatilities by duration were based on a combination of OTC quotes (when available) and historical volatilities. Volatility assumptions range from 15% to 27%, varying by equity fund type; 3.5% for bond funds; and 1% for money market funds.

- Projected cash flows were discounted using the LIBOR curve as of 12/31/2005.

-   The mortality assumption is 70% of the 1994 MGDB table.

- The full surrender rate assumption varies from 1% to 50% depending on distribution channel, contract type, policy duration, and attained age. The aggregate projected full surrender rates for 2006 and 2007 are approximately 15% and 14%, respectively (full surrender rates include annuitzations, but they do not reflect partial withdrawals or deaths).

- The partial withdrawal rate assumption varies by distribution channel, tax qualified status, and attained age. Total projected partial withdrawals are in the 6% to 7% range for all years.

The following table presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2005 and 2004. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the account value.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

DECEMBER 31
(IN MILLIONS, EXCEPT FOR CONTRACTHOLDER INFORMATION)       2005 (1)       2004
---------------------------------------------------------------------------------
Net deposits paid
   Account value                                          $    1,089   $    1,228
   Net amount at risk                                     $       31   $       57
   Average attained age of contractholders                        66           66
Ratchet (highest historical account value at specified
   anniversary dates)
   Account value                                          $    1,651   $    2,024
   Net amount at risk                                     $      109   $      185
   Average attained age of contractholders                        64           64
Roll-up (net deposits accumulated at a specified rate)
   Account value                                          $       97   $      104
   Net amount at risk                                     $       21   $       20
   Average attained age of contractholders                        76           76
Higher of ratchet or roll-up
   Account value                                          $    6,158   $    7,049
   Net amount at risk                                     $    1,449   $    1,676
   Average attained age of contractholders                        72           71
                                                          ----------   ----------
Total of guaranteed benefits categorized above
   Account value                                          $    8,995   $   10,405
   Net amount at risk                                     $    1,610   $    1,938
   Average attained age of contractholders
     (weighted by account value)                                  70           69
Number of contractholders                                    162,100      188,897

(1) Includes business coinsured from FAFLIC

GUARANTEED MINIMUM INCOME BENEFIT

Additionally, the Company issued variable annuity contracts with a guaranteed minimum income benefit ("GMIB") feature. The GMIB liability as of December 30, 2005 was $7.2 million with no benefits paid out. The GMIB liability at December 31, 2004 was $5.6 million with no benefits paid out. In conjunction with the Transaction and the application of Statement No. 141, the GMIB liability was revalued to $16.5 million at December 31, 2005. Similarly to the approach employed to value the GMDB reserve, the fair value reserve for the GMIB feature was computed using a risk neutral approach. The reserve was determined by estimating the present value of future GMIB benefits expected to be paid less the present value of future GMIB fees charged to the policyholders, over a range of stochastic scenarios.

SALES INDUCEMENTS

The Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments. These enhanced rates are considered sales inducements under SOP 03-1. As such, the balance of sales inducement assets was required to be reclassified from DAC to other assets upon adoption of SOP 03-1, and amortization of these sales inducements over the life of the contract is required to be reflected as a policy benefit. Amortization of these contracts is required to be computed using the same methodology and assumptions used in amortizing DAC.

In accordance with Statement No. 141, this asset was revalued effective December 30, 2005. Accordingly, there was no balance of deferred sales inducements at December 31, 2005. The balance at December 31, 2004 was $72.9 million.

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued variable annuity and life contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Prior to the adoption of SOP 03-1, the Company had recorded certain market value adjustments ("MVA") to the fixed annuity products as separate account assets and separate account liabilities in the Consolidated Balance Sheets. Changes in the fair value of MVA assets were reflected in other comprehensive income in the Consolidated Balance Sheets. In addition, the Company reflected policy fees, interest spreads, realized gains and losses on investments and changes in the liability for minimum guarantees in net income. Notwithstanding the market value adjustment feature of this product, all of the investment performance of the separate account assets related to this product does not accrue to the contractholder, and it therefore, does not meet the conditions for separate account reporting under SOP 03-1.

Upon adoption of SOP 03-1, assets related to the MVA product, primarily fixed maturities, which are carried at fair value, were reclassified to the general account as available-for-sale securities. Reserves related to contract account values included in separate account liabilities were also reclassified to the Company's general account. Changes in the fair value of these assets continue to be reflected in other comprehensive income in the Consolidated Balance Sheets. Additionally, amounts assessed against the contractholders for mortality, administrative, and other services have continued to be included in universal life and investment product policy fees and changes in liabilities for minimum guarantees have continued to be included in policy benefits and claims in the Consolidated Statements of Income. Components of the interest spreads related to this product continue to be recorded in net investment income and policy benefits and claims in the Consolidated Statements of Income. Realized investment gains and losses are recognized as incurred, consistent with prior years.

The Company had the following variable annuities with guaranteed minimum returns:

       DECEMBER 31                                            2005              2004
       --------------------------------------------------------------------------------
       (In millions)
       Account value                                         $ 68.1            $ 90.3
       Range of guaranteed minimum return rates            3.0 - 6.5%        3.0 - 6.5%

Account balances of these contracts with guaranteed minimum returns were invested in variable separate accounts as follows:

     DECEMBER 31                                              2005              2004
     ----------------------------------------------------------------------------------
     (In millions)
     Asset Type:
        Fixed maturities                                      $ 67.7          $ 104.7
        Cash and cash equivalents                                2.4              4.5
                                                           --------------------------
     Total                                                    $ 70.1          $ 109.2
                                                           ==========================

9. INVESTMENTS

   A. FIXED MATURITIES AND EQUITY SECURITIES

The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

In accordance with Statement No. 141, the amortized cost of the assets were re-established at December 31, 2005 market values, as a result of the Transaction. The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

DECEMBER 31,                                                                           2005
--------------------------------------------------------------------------------------------------------------------------------
                                                                       GROSS           GROSS          PURCHASE
                                                       AMORTIZED     UNREALIZED      UNREALIZED      ACCOUNTING         FAIR
                                                        COST (1)       GAINS           LOSSES        ADJUSTMENT        VALUE
--------------------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
U.S. Treasury securities and U.S. government and
  agency securities                                  $      134.9   $        1.2    $       (1.9)   $        0.7    $      134.9
States and political subdivisions                            16.0            0.1            (0.5)            0.4            16.0
Corporate fixed maturities                                  787.3           17.8            (6.5)          (11.3)          787.3
Mortgage-backed securities                                  337.4            2.5            (3.3)            0.8           337.4
                                                     ---------------------------------------------------------------------------
Total fixed maturities                               $    1,275.6   $       21.6    $      (12.2)   $       (9.4)   $    1,275.6
                                                     ===========================================================================
Equity securities                                    $          -   $          -    $          -    $          -    $           -
                                                     ===========================================================================

(1) Amortized cost for fixed maturities securities after acquisition purchase accounting.

DECEMBER 31,                                                                    2004
----------------------------------------------------------------------------------------------------------------
                                                                        GROSS          GROSS
                                                       AMORTIZED     UNREALIZED      UNREALIZED         FAIR
                                                        COST (1)        GAINS          LOSSES          VALUE
----------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
U.S. Treasury securities and U.S. government
   and agency securities                             $      324.4   $        4.4    $       (1.7)   $      327.1
States and political subdivisions                            20.2            0.4            (0.4)           20.2
Foreign governments                                           6.8              -               -             6.8
Corporate fixed maturities                                2,710.9          135.7            (9.4)        2,837.2
Mortgage-backed securities                                  764.3           22.3            (1.8)          784.8
                                                     -----------------------------------------------------------
Total fixed maturities                               $    3,826.6   $      162.8    $      (13.3)   $    3,976.1
                                                     ===========================================================
Equity securities                                    $        3.4   $        2.2    $          -    $        5.6
                                                     ===========================================================

(1)  Amortized cost for fixed maturities and cost for equity securities.

Until December 28, 2005, the Company participated in a security lending program for the purpose of enhancing income. At December 31, 2004, securities on loan to various counterparties were fully collateralized by cash and had a fair value of $161.3 million. The fair value of the loaned securities was monitored on a daily basis, and the collateral was maintained at a level of at least 102% of the fair value of the loaned securities. Securities lending collateral was recorded by the Company in cash and cash equivalents with an offsetting liability included in expenses and taxes payable.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance in 1994 to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. During 2003, the New York Department of Insurance allowed AFLIAC to release assets on deposit due to the decrease in outstanding liabilities relating to the sale of the universal life insurance business in December 2002. At December 31, 2005, the amortized cost and fair value of assets on deposit in New York were $42.4 million and $43.1 million, respectively. At December 31, 2004, the amortized cost and fair value of the assets on deposit were $42.4 million and $45.1 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $5.0 million and $37.1 million were on deposit with various state and governmental authorities at December 31, 2005 and 2004, respectively. Fair values related to these securities were $5.8 million and $39.0 million at December 31, 2005 and 2004, respectively.

The Company entered into various derivative and other arrangements that required fixed maturities to be held as collateral. At December 31, 2005, the Company had no arrangements that would require fixed maturities to be held as collateral. At December 31, 2004, fixed maturities held as collateral had a fair value of $122.8 million. Corresponding liabilities for these items have also been recorded by the Company.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

There were no contractual investment commitments at December 31, 2005.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity. In accordance with Statement No. 141, the amortized cost of the investments below is shown both before and after the transaction.

                                                                            DECEMBER 30,  DECEMBER 31,
                                                                                2005          2005       DECEMBER 31,
                                                                             AMORTIZED     AMORTIZED         2005
DECEMBER                                                                        COST          COST        FAIR VALUE
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
Due in one year or less                                                     $      84.4   $       84.8   $       84.8
Due after one year through five years                                             391.5          393.5          393.5
Due after five years through ten years                                            417.2          421.9          421.9
Due after ten years                                                               373.2          375.4          375.4
                                                                            -----------------------------------------
Total                                                                       $   1,266.3   $    1,275.6   $    1,275.6
                                                                            =========================================

   B. MORTGAGE LOANS AND REAL ESTATE

The Company held no mortgage loans at December 31, 2005. For 2004, the Company's mortgage loans were diversified by property type and location. Mortgage loans were collateralized by the related properties and generally did not exceed 75% of the property's value at the time of origination. No mortgage loans were originated during 2004. The carrying values of mortgage loans, net of applicable reserves, were $64.1 million at December 31, 2004. Reserves for mortgage loans were $0.8 million at December 31, 2004.

At December 31, 2005 and 2004, respectively, no real estate was held in the Company's investment portfolio.

Mortgage loan investments comprised the following property types and geographic regions:

DECEMBER 31,                                          2004
-------------------------------------------------------------
(IN MILLIONS)
Property Type:
        Office building                           $     26.7
        Retail                                          17.0
        Industrial/Warehouse                            14.8
        Residential                                      6.4
        Valuation Allowances                            (0.8)
                                                  ----------
Total                                             $     64.1
                                                  ==========
Geographic region:
        East North Central                        $     19.5
        Pacific                                         19.0
        South Atlantic                                  12.0
        New England                                      8.2
        West South Central                               0.9
        Middle Atlantic                                  0.9
        Other                                            4.4
        Valuation Allowances                            (0.8)
                                                  ----------
Total                                             $     64.1
                                                  ==========

There were no impaired loans or related reserves as of December 31, 2004. There was no interest income received in 2004 related to impaired loans.

C. DERIVATIVE INSTRUMENTS

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by foreign currency, equity market and interest rate volatility. As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as its investment in securities denominated in foreign currencies, the Company's operating results are exposed to changes in exchange rates between the U.S. dollar, the Japanese Yen, and the British Pound. The Company uses foreign currency exchange swaps and futures to mitigate the short-term effect of changes in currency exchange rates and to manage the risk of cash flow variability. Until August 22, 2005, the Company was also exposed to changes in the equity market due to increases in GMDB reserves that resulted from declines in the equity market. The Company used exchange-traded equity market futures contracts to reduce the volatility in statutory capital reserves from the effects of the equity market movements. Finally, for the period between August 22, 2005 and December 30, 2005, the closing date of the Transaction, the Company was exposed to changes in its surplus value which was driven by a combination of equity market and interest rate movements. To economically hedge against fluctuations in the purchase price of the variable life insurance and annuity business, the Company used exchange-traded futures contracts and interest rate swap contracts.

By using derivative instruments, the Company is exposed to credit risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain (including any accrued receivable) in a derivative. The Company regularly assesses the financial strength of the counterparties and generally enters into derivative instruments with counterparties rated "A" or better by nationally recognized rating agencies. Depending on the nature of the derivative transaction, the Company maintains bilateral Collateral Standardized Arrangements ("CSA") with each counterparty. In general, the CSA sets a minimum threshold of exposure that must be collateralized, although thresholds may vary by CSA. The Company's counterparties did not hold collateral at December 31, 2005. The Company's counterparties held collateral, in the form of cash, bonds and U.S. Treasury notes, of $94.8 million at December 31, 2004.

Management monitors the Company's derivative activities by reviewing portfolio activities and risk levels. Management also oversees all derivative transactions to ensure that the types of transactions entered into and the results obtained from those transactions are consistent with both the Company's risk management strategy and with Company policies and procedures.

D. FAIR VALUE HEDGES

In 2005, the Company entered into exchange-traded equity futures contracts to hedge the embedded gains on certain bonds identified to be liquidated to settle the maturity of a particular long-term funding agreement. The Company also entered into cross-currency swaps to convert its foreign denominated fixed rate trust instruments supported by funding obligations to U.S. dollar floating rate instruments. The Company recognized gains of $2.2 million for the year ended December 31, 2005, reported in net realized investment gains in the Consolidated Statements of Income. These derivative instruments were determined to be effective hedges in accordance with FASB issued Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. The Company recognized no gains or losses in 2004 related to fair value hedges. However, the Company recognized net losses of $0.2 million for the year ended December 31, 2003, reported within losses on derivative instruments in the Consolidated Statements of Income. These losses represented the ineffective portion of all fair value hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

E. CASH FLOW HEDGES

The Company entered into cross-currency swaps to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agreed to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Additionally, the Company used foreign exchange futures contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Finally, the Company also entered into foreign exchange forward contracts to hedge its foreign currency exposure on specific fixed maturity securities. Under the foreign exchange futures and forward contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

The Company recognized no gains or losses in 2005 and 2004 related to ineffective cash flow hedges. However, the Company recognized a net loss of $9.0 million in 2003, representing the ineffectiveness of all cash flow hedges, related to ineffective futures and options contracts, which are reported in other income in the Consolidated Statements of Income. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

F. TRADING ACTIVITIES

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

On August 23, 2005, the Company implemented a new derivative program designed to economically hedge against fluctuations in the purchase price of the variable life insurance and annuity businesses. The purchase price was determined on December 30, 2005 and was subject to changes in interest rate, equity market, implied equity market volatility and surrender activity. The derivatives were terminated concurrent with the sale closing on December 30, 2005. The derivatives in this program included exchange-traded futures contracts and interest rate swap contracts. The hedges did not qualify for hedge accounting under Statement No. 133.

During the fourth quarter of 2003, the Company began using exchange-traded equity futures contracts to economically hedge increased GMDB reserves which could arise from declines in the equity market. In response to entering into the Transaction, the Company discontinued this program on August 22, 2005. The GMDB hedges did not qualify for hedge accounting under Statement No. 133. Additionally, in 2003, the Company entered into equity-linked swap contracts which are economic hedges but do not qualify for hedge accounting under Statement No. 133. These products are linked to specific equity-linked liabilities on the balance sheet. Under the equity-linked swap contracts, the Company agrees to exchange, at specific intervals, the difference between fixed and floating rate interest amounts calculated on an agreed upon notional amount. The final payment at maturity will include the appreciation, if any, of a basket of specific equity indices.

During 2005 and 2004, the Company recognized net losses of $36.1 million and $18.3 million, respectively, on all trading derivatives. In 2003, the Company recognized net gains of $3.9 million on all trading derivatives. The net loss recognized in 2005 included $13.3 million in losses related to the derivatives used to economically hedge the purchase price and were reflected within other operating expenses in the Consolidated Statements of Income. Additionally, the net loss in 2005 included $19.6 million of net losses representing the ineffectiveness on equity-linked swap contracts, which were recorded within other income in the Consolidated Statements of Income. Further, the 2005 net loss also included a $2.3 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses on derivative instruments in the Consolidated Statements of Income. Finally, the 2005 net loss included $0.9 million in losses recorded within other operating expenses in the Consolidated Statements of Income related to the GMDB hedges. The net loss recognized in 2004 included $25.1 million in losses recorded within other operating expenses in the Consolidated Statements of Income related to the GMDB hedges. Additionally, the net loss in 2004 included $7.4 million of net gains representing the ineffectiveness on equity-linked swap contracts, which were recorded in other income in the Consolidated Statements of Income. Further, the 2004 net loss also included a $0.6 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses on derivative instruments in the Consolidated Statements of Income. The net gain recognized in 2003 included $14.0 million of net gains representing the ineffectiveness on equity-linked swap contracts, which was recorded in other income in the Consolidated Statements of Income. Additionally, the net gain in 2003 included $8.4 million in losses recorded within losses on derivative instruments in the Consolidated Statements of Income related to the GMDB hedges. Further, the 2003 net gain also included a $1.7 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which is reported within losses on derivative instruments in the Consolidated Statements of Income.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

   G. UNREALIZED GAINS AND LOSSES

Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                                            EQUITY
                                                                                          SECURITIES
                                                                             FIXED            AND
FOR THE YEARS ENDED DECEMBER 31,                                          MATURITIES     OTHER (1),(2)       TOTAL
---------------------------------------------------------------------------------------------------------------------
(In millions)
2005
Net appreciation, beginning of year                                      $        5.7    $         4.4    $       10.1
                                                                         ---------------------------------------------
       Net depreciation on available-for-sale
          securities and derivative instruments                                 (60.2)            (6.8)          (67.0)
       Net appreciation from the effect on deferred
          policy acquisition costs and on policy liabilities                     60.8                -            60.8
       (Provision) benefit for deferred federal income taxes                     (0.2)             2.4             2.2
                                                                         ---------------------------------------------
                                                                                  0.4             (4.4)           (4.0)
                                                                         ---------------------------------------------
       Purchase accounting adjustment                                            (6.1)               -            (6.1)
                                                                         ---------------------------------------------
Net depreciation, end of year                                            $          -    $           -    $          -
                                                                         =============================================
2004
Net (depreciation) appreciation, beginning of year                       $       (2.6)   $         5.7    $        3.1
                                                                         ---------------------------------------------
       Net appreciation (depreciation) on available-for-sale
          securities and derivative instruments                                   6.8             (1.9)            4.9
       Net appreciation from the effect on deferred
          policy acquisition costs and on policy liabilities                      5.9                -             5.9
       (Provision) benefit for deferred federal income taxes                     (4.4)             0.6            (3.8)
                                                                         ---------------------------------------------
                                                                                  8.3             (1.3)            7.0
                                                                         ---------------------------------------------
Net appreciation, end of year                                            $        5.7    $         4.4    $       10.1
                                                                         =============================================
2003
Net appreciation, beginning of year                                      $        8.6    $         6.2    $       14.8
                                                                         ---------------------------------------------
       Net depreciation on available-for-sale
          securities and derivative instruments                                 (21.0)            (0.7)          (21.7)
       Net appreciation from the effect on deferred
          policy acquisition costs and on policy liabilities                      3.8                -             3.8
       Benefit for deferred federal income taxes                                  6.0              0.2             6.2
                                                                         ---------------------------------------------
                                                                                (11.2)            (0.5)          (11.7)
                                                                         ---------------------------------------------
Net (depreciation) appreciation, end of year                             $       (2.6)   $         5.7    $        3.1
                                                                         =============================================

(1) FIXED MATURITIES INCLUDE AFTER-TAX NET APPRECIATION (DEPRECIATION) ON DERIVATIVE INSTRUMENTS OF $50.5 MILLION, $20.0 MILLION AND $(4.7) MILLION IN 2005, 2004 AND 2003, RESPECTIVELY. BALANCES AT DECEMBER 31, 2004 AND 2003 INCLUDE AFTER-TAX NET DEPRECIATION FROM DERIVATIVE INSTRUMENTS OF $50.5 MILLION, AND $70.5 MILLION, RESPECTIVELY. AS A RESULT OF PURCHASE ACCOUNTING, THERE WAS NO UNREALIZED APPRECIATION OR DEPRECIATION OF AVAILABLE-FOR-SALE SECURITIES AT DECEMBER 31, 2005.

(2) EQUITY SECURITIES AND OTHER AT DECEMBER 31, 2004 AND 2003 INCLUDE AFTER-TAX NET (DEPRECIATION) APPRECIATION ON OTHER INVESTED ASSETS OF $1.1 MILLION AND $(2.9) MILLION, RESPECTIVELY.

   H. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION

The following table provides information about the Company's fixed maturities and equity securities that have been continuously in an unrealized loss position. Due to purchase accounting treatment, amortized costs of all positions at December 31, 2005 equals fair value:

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

DECEMBER 31,                                                     2005                                2004
---------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)                                           GROSS                              GROSS
                                                      UNREALIZED           FAIR          UNREALIZED          FAIR
                                                      LOSSES (3)         VALUE(3)          LOSSES            VALUE
---------------------------------------------------------------------------------------------------------------------
Investment grade fixed maturities (1):
  0-6 months                                          $       -        $        -        $      2.3       $     367.3
  7-12 months                                                 -                 -               3.1             175.5
  Greater than 12 months                                      -                 -               7.4             196.0
                                                      ---------------------------------------------------------------
Total investment grade fixed maturities                       -                 -              12.8             738.8

Below investment grade fixed maturities (2):
  0-6 months                                                  -                 -               0.1               5.3
  7-12 months                                                 -                 -               0.5               3.4
  Greater than 12 months                                      -                 -                 -               1.0
                                                      ---------------------------------------------------------------
Total below investment grade fixed maturities                 -                 -               0.6               9.7
Equity securities                                             -                 -                 -                 -
                                                      ---------------------------------------------------------------
Total fixed maturities and equity securities          $       -        $        -        $     13.4       $     748.5
                                                      ===============================================================

(1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states, and political subdivisions of $2.2 million at December 31, 2004.

(2) Substantially all below investment grade securities with an unrealized loss had been rated by the NAIC, Standard & Poor's, or Moody's at December 31, 2004.

(3)  Reflects adjustment for purchase accounting.

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below amortized cost is evaluated in a disciplined manner. In determining whether a decline in fair value below amortized cost is other-than-temporary, the Company evaluates the issuer's overall financial condition; the issuer's credit and financial strength ratings; the issuer's financial performance, including earnings trends, dividend payments, and asset quality; a weakening of the general market conditions in the industry or geographic region in which the issuer operates; the length of time in which the fair value of an issuer's securities remains below cost; and with respect to fixed maturity investments, any factors that might raise doubt about the issuer's ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities as necessary. As a result of this review, the Company has concluded that the gross unrealized losses of fixed maturities and equity securities at December 31, 2004 are temporary and did not directly warrant a write-down to a new fair value. Separately, due to the application of purchase acquisition accounting, amortized cost of these assets was re-established at fair value at that date.

   I. OTHER

The Company had the following concentration of investments at fair value that exceeded 10% of shareholder's equity:

          DECEMBER 31,                                                      2005         2004
          ------------------------------------------------------------------------------------
          (IN MILLIONS)
          Issuer Name
          Federal National Mortgage Association                            127.5         234.3
          Federal Home Loan Mortgage Corporation                            96.1         272.7
          First Union National Bank Commercial Mortgage                     36.8             -
          CS First Boston Mortgage Securities Corp.                         36.5             -
          Morgan Stanley Dean Witter Capital I                              33.4         155.5

   J.  VARIABLE INTEREST ENTITY

Due to the restructuring of AFLIAC's subsidiaries, the Company does not hold any interest in limited partnerships at December 31, 2005. At December 31, 2004, the Company, through its subsidiary FAFLIC held a significant variable interest in a limited partnership, McDonald's Corporate Tax Credit Fund - 1996 Limited Partnership, which was organized to invest in low income housing projects which qualified for tax credits under the Internal Revenue Code. The Company's investment in this limited partnership, which represented approximately 36% of the partnership, was not a controlling interest.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

10. INVESTMENT INCOME AND GAINS AND LOSSES

   A. NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,                        2005          2004          2003
-------------------------------------------------------------------------------------------
(IN MILLIONS)

Fixed maturities                                     $    179.5    $    217.0    $    235.1
Equity securities                                           0.1           0.1           0.5
Mortgage loans                                              5.5           8.0          12.5
Policy loans                                               17.2          17.7          18.8
Derivatives                                               (10.8)        (21.3)         (5.9)
Other long-term investments                                 1.9           1.9          13.5
Short-term investments and miscellaneous income             5.0           1.3           1.8
                                                     --------------------------------------
   Gross investment income                                198.4         224.7         276.3
Less investment expenses                                   (5.8)         (7.2)         (5.4)
                                                     --------------------------------------
Net investment income                                $    192.6    $    217.5    $    270.9
                                                     ======================================

The Company had no fixed maturities on non-accrual status at December 31, 2005. The Company had fixed maturities with a carrying value of $24.3 million on non-accrual status at December 31, 2004. The Company had no mortgage loans on non-accrual status at December 31, 2005 or 2004. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $4.2 million and $5.7 million in 2004 and 2003, respectively.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2005 and 2004.

There were no mortgage loans which were non-income producing at December 31, 2005 and 2004. The Company had no fixed maturities which were non-income producing at December 31, 2005. However, the Company had non-income producing fixed maturities with a carrying value of $10.4 million at December 31, 2004.

Included in other long-term investments is income from limited partnerships of $1.5 million in 2005, losses of $0.3 million in 2004 and income of $4.2 million in 2003.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

   B. NET REALIZED INVESTMENT GAINS AND LOSSES

Realized gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,                        2005          2004          2003
-------------------------------------------------------------------------------------------
(IN MILLIONS)

Fixed maturities                                     $     20.8    $     13.8    $     18.1
Equity securities                                             -           3.0           2.7
Mortgage Loans                                              0.3           0.4           0.8
Derivatives                                                 2.2          (8.0)         (4.3)
Other long-term investments                                (0.4)         (0.6)         (0.9)
                                                     --------------------------------------
Net realized investment gains                        $     22.9    $      8.6    $     16.4
                                                     ======================================

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                   PROCEEDS FROM
                                                      VOLUNTARY       GROSS        GROSS
FOR THE YEARS ENDED DECEMBER 31,                        SALES         GAINS        LOSSES
-------------------------------------------------------------------------------------------
(IN MILLIONS)

2005
Fixed maturities                                     $    933.7    $     22.6    $      9.0
Equity securities                                           1.7             -             -

2004
Fixed maturities                                     $    506.9    $     13.3    $      4.8
Equity securities                                           7.9           3.5           0.3

2003
Fixed maturities                                     $  1,074.6    $     69.8    $      9.0
Equity securities                                          36.9           1.4             -

The Company recognized losses of $5.3 million, $5 1 million and $43.9 million in 2005, 2004 and 2003, respectively, related to other-than-temporary impairments of fixed maturities.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

C. OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,                                                                2005         2004         2003
--------------------------------------------------------------------------------------------------------------------------------
(In millions)
Unrealized (depreciation) appreciation on available-for-sale securities:

Unrealized holding (losses) gains arising during period, (net of income tax
   (benefit) expense of $(22.4), $(1.2) and $3.2 in 2005, 2004 and 2003)                     $   (41.7)   $    (2.5)   $     5.9

Less: reclassification adjustment for gains included in net income (net of income tax
   expense of $7.0, $5.7 and $7.0 million in 2005, 2004 and 2003)                                 12.9         10.5         12.9
                                                                                             -----------------------------------
Total available-for-sale securities                                                              (54.6)       (13.0)        (7.0)
                                                                                             -----------------------------------
Unrealized appreciation (depreciation) on derivative instruments:

Unrealized holding (losses) gains arising during period, (net of income tax (benefit)
   expense of $(20.9), $11.7 and $10.7 million in 2005, 2004 and 2003)                           (38.8)        21.9         19.9

Less: reclassification adjustment for (losses) gains included in net income (net of income tax (benefit) expense of $(48.1), $1.0 and $13.2 million in 2005, 2004 and
   2003)                                                                                         (89.4)         1.9         24.6
                                                                                             -----------------------------------
Total derivative instruments                                                                      50.6         20.0         (4.7)
                                                                                             -----------------------------------
Net unrealized (depreciation) appreciation on available-for-sale securities and
   derivative instruments                                                                    $    (4.0)   $     7.0    $   (11.7)
                                                                                             ===================================

11. FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

   CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

   FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit

   EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

   MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair values are limited to the lesser of the present value of the cash flows or book value.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

   POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

   DERIVATIVE INSTRUMENTS

Fair values are estimated using independent pricing sources.

   INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

   TRUST INSTRUMENTS SUPPORTED BY FUNDING OBLIGATIONS

Fair values are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued.

The estimated fair values of the financial instruments were as follows:

                                                                    2005                      2004
                                                          -------------------------------------------------
DECEMBER 31,                                               CARRYING       FAIR       CARRYING        FAIR
(IN MILLIONS)                                               VALUE        VALUE         VALUE        VALUE
-----------------------------------------------------------------------------------------------------------
Financial Assets
      Cash and cash equivalents                           $    123.2   $    123.2   $    280.9   $    280.9
      Fixed maturities                                       1,275.6      1,275.6      3,976.1      3,976.1
      Equity securities                                            -            -          5.6          5.6
      Mortgage loans                                               -            -         64.1         77.0
      Policy loans                                             115.6        115.6        256.4        256.4
      Derivative instruments                                       -            -         72.9         72.9
                                                          -------------------------------------------------
                                                          $  1,514.4   $  1,514.4   $  4,656.0   $  4,668.9
                                                          =================================================
Financial Liabilities
      Guaranteed investment contracts                     $        -   $        -   $     30.0   $     31.2
      Derivative instruments                                     0.4          0.4         12.3         12.3
      Supplemental contracts without life
        contingencies                                           46.2         46.2         75.4         75.4
      Dividend accumulations                                       -            -         86.1         86.1
      Other individual contract deposit funds                   29.8         29.8         44.1         44.1
      Other group contract deposit funds                           -            -         38.6         38.3
      Individual annuity contracts - general account           991.2        965.2      1,156.1      1,121.3
      Trust Instruments supported by funding
        obligations                                                -            -      1,126.0      1,128.2
                                                          -------------------------------------------------
                                                          $  1,067.6   $  1,041.6   $  2,568.6   $  2,536.9
                                                          =================================================

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

12. CLOSED BLOCK

Summarized financial information of the Closed Block as of December 31, 2004 and for the years ended December 31, 2005, 2004 and 2003 is as follows:

   DECEMBER 31                                                           2004
   -----------------------------------------------------------------------------
   (In millions)
   Assets

       Fixed maturities, at fair value (amortized cost of $505.3)      $  535.1
       Mortgage loans                                                      31.4
       Policy loans                                                       144.4
       Cash and cash equivalents                                           20.1
       Accrued investment income                                           11.4
       Other assets                                                        15.0
                                                                       --------
   Total assets                                                        $  757.4
                                                                       --------
   Liabilities
       Policy liabilities and accruals                                 $  726.1
       Policyholder dividends                                              64.9
       Other liabilities                                                   10.6
                                                                       --------
   Total liabilities                                                   $  801.6
                                                                       --------

   Excess of Closed Block liabilities over assets designated to the
       Closed Block                                                    $   44.2
   Amounts included in accumulated other comprehensive income:
   Net unrealized investment losses, (net of deferred federal income
       tax benefits of $5.9 million)                                      (11.0)
                                                                       --------
   Maximum future earnings to be recognized from Closed Block assets
       and liabilities                                                 $   33.2
                                                                       ========

FOR THE YEARS ENDED DECEMBER 31          2005       2004         2003
-----------------------------------------------------------------------
(In millions)
Revenues
     Premiums and other income        $    36.4   $    38.7   $    40.8
     Net investment income                 41.5        43.0        46.4
     Net realized investment gains          5.2           -         2.3
                                      ---------------------------------
Total revenues                             83.1        81.7        89.5
                                      ---------------------------------
Benefits and expenses
     Policy benefits                       73.1        68.8        80.7
     Policy acquisition expenses            1.1         1.7         2.2
     Other operating expenses               0.4         0.1         0.2
                                      ---------------------------------
Total benefits and expenses                74.6        70.6        83.1
                                      ---------------------------------
Contribution from the Closed Block    $     8.5   $    11.1   $     6.4
                                      ---------------------------------

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

FOR THE YEARS ENDED DECEMBER 31                                   2005         2004        2003
-------------------------------------------------------------------------------------------------
(In millions)
Cash Flows
     Cash flows from operating activities:
     Contribution from the Closed Block                        $     8.5    $    11.1   $     6.4
     Adjustment for net realized investment gains                   (5.2)           -        (2.3)
     Change in:
            Deferred policy acquisition costs                        1.0          1.7         2.1
            Policy liabilities and accruals                        (14.5)       (25.6)      (15.0)
            Expenses and taxes payable                              (8.3)        (0.3)      (21.2)
            Other, net                                               0.9          4.3        (0.8)
                                                               ----------------------------------
     Net cash used in operating activities                         (17.6)        (8.8)      (30.8)
                                                               ----------------------------------
     Cash flows from investing activities:
         Sales, maturities and repayments of investments            65.8         67.9       136.2
         Purchases of investments                                  (72.5)       (60.1)     (107.6)
         Policy loans                                                8.6         11.7        11.3
                                                               ----------------------------------
     Net cash provided by investing activities                       1.9         19.5        39.9
                                                               ----------------------------------
Net (decrease) increase in cash and cash equivalents               (15.7)        10.7         9.1
Cash and cash equivalents, beginning of year                        20.1          9.4         0.3
                                                               ----------------------------------
Cash and cash equivalents, end of year                         $     4.4    $    20.1   $     9.4
                                                               ==================================

Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

For the years ended December 31, 2005, 2004 and 2003, premiums related to participating individual and group life policies and participating individual and group accident and health policies were $36.4 million, $38.7 million and $40.8 million, respectively. This represents 98.6%, 98.2% and 97.8%, respectively, of total premiums and deposits. For the year ended December 31, 2004, participating insurance in force was $1.5 billion. This represents 27.2% of total life insurance in force.

13. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax benefit in the Consolidated Statements of Income is shown below:

FOR THE YEARS ENDED DECEMBER 31,                                  2005         2004        2003
-------------------------------------------------------------------------------------------------
(In millions)
Federal income tax benefit
       Current                                                 $   (34.1)   $   (80.5)  $     2.5
       Deferred                                                      1.1         44.7       (19.9)
                                                               ----------------------------------
Total                                                          $   (33.0)   $   (35.8)  $   (17.4)
                                                               ==================================

The federal income tax benefit attributable to the consolidated results of operations is different from the amount determined by multiplying income before federal income taxes by the statutory federal income tax rate. The sources of the difference and the tax effects of each were as follows:

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

FOR THE YEARS ENDED DECEMBER 31,                                             2005         2004         2003
--------------------------------------------------------------------------------------------------------------
(In millions)
Expected federal income tax expense(benefit)                               $     2.9    $     3.9    $    (0.4)
       Prior years' federal income tax settlement                               (9.4)       (30.4)           -
       Change in estimates for prior years dividend received deduction         (12.9)           -            -
       Dividend received deduction                                             (10.0)        (9.8)       (11.2)
       Tax credits                                                              (6.2)        (5.5)        (4.5)
       Restricted stock                                                            -            -          2.1
       Deferred tax adjustment                                                     -          6.4            -
       Sale of subsidiary                                                          -            -          1.5
       Changes in other tax estimates                                            5.6          0.6         (4.1)
       Other, net                                                               (3.0)        (1.0)        (0.8)
                                                                           -----------------------------------
Federal income tax benefit                                                 $   (33.0)   $   (35.8)   $   (17.4)
                                                                           ===================================

Following are the components of the Company's deferred tax assets and liabilities.

DECEMBER 31,                                                 2005         2004
--------------------------------------------------------------------------------
(In millions)
Deferred tax (asset) liabilities
        Insurance reserves                                $  (200.7)   $  (217.4)
        VOBA                                                  111.0            -
        Deferred acquisition costs                            (41.0)       185.9
        Tax credit carryforwards                               (6.6)       (67.3)
        Employee benefit plans                                    -        (64.0)
        Loss carryforwards                                    (57.1)       (34.6)
        Deferred sales inducement                                 -         25.5
        Investments, net                                      (12.0)       (16.8)
        Discontinued group life and health business               -        (16.6)
        Software capitalization                                   -          3.2
        Restructuring reserve                                     -         (1.6)
        Other, net                                             (2.6)        (4.2)
                                                          ----------------------
          Subtotal deferred tax, net                         (209.0)      (207.9)
             Valuation allowance                               36.7            -
                                                          ----------------------
Total deferred tax asset, net                             $  (172.3)   $  (207.9)

Deferred income taxes reflect the net tax effects of temporary differences between the financial reporting and tax bases of assets and liabilities. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse. Gross deferred income tax assets totaled approximately $320 million and $634 million at December 31, 2005 and 2004, respectively. Gross deferred income tax liabilities totaled approximately $111 million and $426 million at December 31, 2005 and 2004, respectively.

The Company has recorded a valuation allowance against tax benefits from capital losses, tax credits, and operating loss carryforwards. The establishment of the valuation allowance against the December 31, 2005 deferred tax asset is due to changes in circumstances related to the Transaction. If the tax benefits of $36.7 represented by the valuation allowance were to be subsequently realized, the entire benefit would reduce intangible assets. In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes, except as otherwise noted. This conclusion is based primarily upon on a review of expected taxable income and considers all available evidence, both positive and negative.

At December 31, 2005, there are available foreign tax credit carryforwards of $6.6 million which will expire beginning in 2013. At December 31, 2005, the Company has net operating loss carryforwards of $135.2 million and capital loss carryforwards of $28.0 million, which begin to expire in 2016 and 2010, respectively. All tax credits, net operating loss carryforwards, and capital loss carryforwards are subject to annual limitations on utilization.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1997. In the fourth quarter of 2005, the Company reached a favorable settlement with respect to FAFLIC's federal income tax returns for 1992 to 1994 that resulted in a tax benefit of approximately $9 million. The 2005 provision also reflects a $12.9 million benefit resulting from a reduction in federal income tax reserves for prior years from ongoing Internal Revenue Service ("IRS") audits. In the first quarter of 2004, the Company reached a favorable settlement with respect to FAFLIC's federal income tax returns for 1982 and 1983 that resulted in a tax benefit of approximately $30 million. In the Company's opinion, adequate tax liabilities have been established for all years. THG has agreed to indemnify AFLIAC and Goldman Sachs with respect to tax liabilities for periods before the acquisition as provided in the Stock Purchase Agreement.

14. PENSION AND OTHER POST RETIREMENT BENEFITS

DEFINED BENEFIT PLANS

Goldman Sachs maintains a defined benefit pension plan for substantially all US employees hired prior to November 1, 2003. As of November 2004, this plan has been closed to new participants and no further benefits will be accrued to existing participants. AFLIAC and its employees are not members of a Goldman Sachs sponsored pension program and the December 31, 2005 balance sheet contains no pension liabilities and no postretirement benefit liabilities.

Prior to the Transaction and prior to 2005, FAFLIC, a subsidiary of AFLIAC through December 30, 2005, provided retirement benefits to substantially all of its employees under defined benefit pension plans. These plans were based on a defined benefit cash balance formula, whereby the Company annually provided an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. In addition to the cash balance allocation, certain transition group employees who had met specified age and service requirements as of December 31, 1994, were eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans was to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").

As of January 1, 2005, the defined benefit pension plans were frozen and the Company enhanced its defined contribution 401(k) plan. No further cash balance allocations have been credited for plan years beginning on or after January 1, 2005. In addition, grandfathered benefits were frozen at January 1, 2005 levels with an annual transition pension adjustment calculated at an interest rate equal to 5% per year, up to 35 years of completed service, and 3% thereafter. As a result of these actions, the Company recognized a curtailment gain of $1.0 million in 2004. The changes to the 401(k) plan are discussed in detail below.

         ASSUMPTIONS

In order to measure the expense associated with these plans, management must make various estimates and assumptions, such as discount rates used to value liabilities, assumed rates of return on plan assets, employee turnover rates and anticipated mortality rates. The estimates used by management were based on the Company's historical experience, as well as current facts and circumstances. In addition, the Company uses outside actuaries to assist in measuring the expense and liability associated with these plans.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

The Company utilized a measurement date of December 31st to determine its pension benefit obligations. Weighted-average assumptions used to determine pension benefit obligations were as follows:

  DECEMBER 31                                            2004
  --------------------------------------------------------------
  Discount rate                                          5.63%
  Rate of compensation increase (1)                        NA
  Cash balance allocation (1)                              NA
  Cash balance interest crediting rate                   5.00%

(1) As a result of the aforementioned decision to freeze the defined benefit plans, pension benefit obligations will not be affected by future compensation increases and there will be no further cash balance allocations.

The Company utilized a measurement date of January 1st to determine its periodic pension costs. Weighted-average assumptions used to determine net periodic pension costs are as follows:

     FOR THE YEARS ENDED DECEMBER 31                         2005      2004    2003
     --------------------------------------------------------------------------------
     Discount rate                                           5.63%     5.87%   6.25%
     Expected return on plan assets                          8.25%     8.50%   8.50%
     Rate of compensation increase (1)                         NA      4.00%   4.00%
     Cash balance allocation (1)                               NA      5.50%   5.00%
     Cash balance interest crediting rate                    5.00%     5.00%   6.00%

(1) As a result of the aforementioned decision to freeze the defined benefit plans, pension benefit obligations will not be affected by future compensation increases and there will be no further cash balance allocations.

The expected rate of return was determined by using historical mean returns, adjusted for certain factors believed to have an impact on future returns. Specifically, the Company expects the equity market returns will be in the high single digit range and has adjusted the historical mean return for actively managed stocks downward to reflect this expectation. Also, the Company decreased its fixed income mean return based on its expectation of modest increases in interest rates slightly offsetting the coupon return. The adjusted mean returns were weighted to the plan's actual asset allocation at December 31, 2004, resulting in an expected rate of return on plan assets for 2005 of 8.25%.

     PLAN ASSETS

The Company utilized a target allocation strategy, focusing on creating a mix of assets to generate growth in equity, as well as managing expenses and contributions. Various factors were taken into consideration in determining the appropriate asset mix, such as census data, actuarial valuation information and capital market assumptions. The Company determined that the optimal investment strategy is to have a target mix of 72% of its plan assets in equity securities and 28% in fixed income securities and money market funds.

The target allocations and actual invested asset allocations for 2004 for the Company's plan assets are as follows:

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                                                                TARGET
    DECEMBER 31                                                 LEVELS        2004
    --------------------------------------------------------------------------------
    Equity securities:
      Domestic                                                       47%       41.91%
      International                                                  20%       20.42%
      THG Common Stock                                                5%        7.88%
                                                              ----------------------
    Total equity securities                                          72%       70.21%
                                                              ----------------------
      Fixed maturities                                               26%       29.38%
      Money market funds                                              2%        0.41%
                                                              ----------------------
    Total fixed maturities and money market funds                    28%       29.79%
                                                              ----------------------
      Total assets                                                  100%      100.00%
                                                              ======================

At December 31, 2004, approximately 67% of plan assets were invested in non-affiliated commingled funds. Equity securities included 796,462 shares of THG common stock at December 31, 2004 with a market value of $26.1 million.

     OBLIGATIONS AND FUNDED STATUS

The following table is a reconciliation of the beginning and ending balances of the benefit obligations and the fair value of plan assets. At December 31, 2004, the projected benefit obligations exceeded the plans' assets, the difference of which is reflected as an additional minimum pension liability. Changes in the minimum pension liability are reflected as an adjustment to accumulated other comprehensive income and are primarily comprised of the difference between the present value of accumulated benefit obligations and the market value of assets funding the plan. This difference is allocated amongst the affiliated companies of THG. At December 31, 2004, the Company had an additional minimum pension liability of $129.4 million, of which $38.3 million was allocated to AFLIAC and reflected in accumulated other comprehensive income. As such, during 2005 and as a result of the Transaction, the Company recorded a decrease in AFLIAC's minimum pension liability of this $38.3 million.

  DECEMBER 31                                           2004
  ------------------------------------------------------------
  (IN MILLIONS)
  ACCUMULATED BENEFIT OBLIGATION                     $   559.7
                                                     =========
  CHANGE IN BENEFIT OBLIGATION:
  Projected benefit obligation, beginning of year    $   522.5
  Service cost - benefits earned during the year          11.1
  Interest cost                                           31.2
  Actuarial (gains) losses                                28.4
  Benefits paid                                          (33.5)
                                                     ---------
  PROJECTED BENEFIT OBLIGATION, END OF YEAR              559.7

  CHANGE IN PLAN ASSETS:
  Fair value of plan assets, beginning of year           330.7
  Actual return on plan assets                            28.9
  Company contribution                                     5.8
  Benefits paid                                          (33.5)
                                                     ---------
  Fair value of plan assets, end of year                 331.9
                                                     ---------
  FUNDED STATUS OF THE PLAN                             (227.8)
  Unrecognized transition obligation                      (9.4)
  Unamortized prior service cost                           1.2
  Unrecognized net actuarial losses                      140.1
  Additional minimum pension liability                  (129.4)
                                                     ---------
  NET PENSION LIABILITY                              $  (225.3)
                                                     =========

Components of net periodic pension cost were as follows:

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

            FOR THE YEARS ENDED DECEMBER 31,                                  2005         2004         2003
            --------------------------------------------------------------------------------------------------
            (IN MILLIONS)
            Service cost - benefits earned during the year                 $     0.1    $    11.1    $    11.8
            Interest cost                                                       30.6         31.2         30.4
            Expected return on plan assets                                     (26.1)       (27.0)       (22.4)
            Recognized net actuarial loss                                       17.4         22.4         29.8
            Amortization of transition asset                                    (1.3)        (1.4)        (1.4)
            Amortization of prior service cost                                   0.5         (1.8)        (1.9)
            Curtailment (gain) loss and special termination benefits               -         (1.0)         0.7
                                                                           -----------------------------------
            Net periodic pension cost                                      $    21.2    $    33.5    $    47.0
                                                                           ===================================

The Company allocated approximately $9.2 million, $16.9 million and $28.9 million of its net periodic pension cost to its affiliated companies in 2005, 2004 and 2003, respectively.

The unrecognized net actuarial gains (losses) which exceed 10% of the greater of the projected benefit obligation or the market value of plan assets are amortized as a component of net periodic pension cost over five years.

     CONTRIBUTIONS AND BENEFIT PAYMENTS

As a result of the Transaction, the Company is no longer required to contribute any funds to the benefit plans, nor is it required to make any benefit payments.

DEFINED CONTRIBUTION PLANS

Goldman Sachs contributes to employee-sponsored defined contribution plans for the employees of AFLIAC. Goldman Sachs matches a portion of employees' annual contributions. Matching contributions vest after three years of service.

FAFLIC, a subsidiary of AFLIAC, also provided a defined contribution 401(k) plan for its employees, whereby the Company matched employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. Effective January 1, 2005, coincident with the aforementioned decision to freeze the defined benefit plans, the Company enhanced its 401(k) plan to match 100% of employees' 401(k) plan contributions up to 5% of eligible compensation. During 2005, the expense for this matching provision was $11.5 million, of which $10.2 million was allocated to its affiliates. In addition to this matching provision, the Company made an annual contribution to employees' accounts equal to 3% of the employee's eligible compensation. This annual contribution was made regardless of whether the employee contributed to the plan, as long as the employee was employed on the last day of the year. The cost for this additional contribution was $8.3 million for 2005, of which $7.3 million was allocated to affiliated companies. During 2004 and 2003, the 401(k) plan provided for a company match equal to 50% of the employees' contribution up to 6% of eligible compensation and resulted in a cost of $5.2 million and $5.4 million, respectively. Of these amounts, $4.5 million and $4.1 million, respectively, in 2004 and 2003, was allocated to its affiliates.

OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company, prior to the Transaction, provided postretirement medical and death benefits to certain full-time employees, former agents, retirees and their dependents, under welfare benefit plans sponsored by FAFLIC. Generally, active employees become eligible with at least 15 years of service after the age of 40. Former agents of the Company became eligible at age 55 with at least 15 years of service. The population of agents receiving postretirement benefits was frozen as of December 31, 2002, when the Company ceased its distribution of proprietary life and annuity products and terminated all life insurance and annuity agent contracts. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments to beneficiaries of retired employees and to restrict eligibility to then current employees. The medical plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("The Act") was enacted. The Act provides for a prescription drug benefit under Medicare as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to the benefit provided under Medicare. The Company adopted the provisions of the Act effective July 1, 2004. The Company determined that its benefits were at least actuarially

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

equivalent to those provided by Medicare, and therefore recognized a reduction in its accumulated postretirement benefit obligation for the transition cost of $2.9 million in 2004.

   OBLIGATION AND FUNDED STATUS

The plans funded status reconciled with amounts recognized in the Company's Consolidated Balance Sheets were:

   DECEMBER 31                                                        2004
   -------------------------------------------------------------------------
   (IN MILLIONS)
   Change in benefit obligation:
   Accumulated postretirement benefit obligation,
       beginning of year                                            $   78.9
   Service cost                                                          1.3
   Interest cost                                                         4.2
   Net actuarial losses                                                  1.0
   Plan amendments                                                     (12.3)
   Benefits paid                                                        (4.1)
                                                                    --------
   Accumulated postretirement benefit obligation, end of year           69.0
                                                                    --------
   Fair value of plan assets,  end of year                                 -
                                                                    --------
   Funded status of plan                                               (69.0)
   Unamortized prior service cost                                      (19.6)
   Unrecognized net actuarial losses                                     5.1
                                                                    --------
   Accumulated postretirement benefit costs                         $  (83.5)
                                                                    --------

Plan amendments in 2004 resulted in a benefit of $12.3 million. The amendments reflect net increases in certain home office and agent retiree contributions, deductibles and co-payments, thereby lowering plan costs. In addition, the plan amendments include the implementation of a cap on future medical and drug claims for plan participants under the age of 65.

As a result of the Transaction, the Company is no longer required to fund any benefit payments.

    COMPONENTS OF NET PERIODIC POSTRETIREMENT BENEFIT COSTS

The components of net periodic postretirement benefit cost were as follows:

         FOR THE YEARS ENDED DECEMBER 31,                      2005         2004         2003
         --------------------------------------------------------------------------------------
         (IN MILLIONS)
         Service cost                                       $     0.4    $     1.3    $     1.4
         Interest cost                                            3.2          4.2          4.9
         Recognized net actuarial loss                            0.4          0.4          0.2
         Amortization of prior service cost                      (5.5)        (3.2)        (1.9)
         Net periodic postretirement (benefit) cost         $    (1.5)   $     2.7    $     4.6

The Company allocated approximately $(0.7) million, $2.4 million and $3.6 million of the net periodic postretirement (benefit) cost to its affiliated companies in 2005, 2004 and 2003, respectively.

    ASSUMPTIONS

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

The Company utilized a December 31st measurement date for its postretirement benefit plans. Weighted-average discount rate assumptions used to determine postretirement benefit obligations and periodic postretirement costs were as follows:

   FOR THE YEARS ENDED DECEMBER 31                              2005       2004
   -----------------------------------------------------------------------------
   Postretirement benefit obligations discount rate             5.50%      5.63%
   Postretirement benefit cost discount rate                    5.63%     5.875%

Assumed health care cost trend rates were as follows:

   DECEMBER 31                                                                     2005        2004
   ---------------------------------------------------------------------------------------------------
   Health care cost trend rate assumed for next year                                    10%         10%
   Rate to which the cost trend is assumed to decline (ultimate trend rate)              5%          5%
   Year the rate reaches the ultimate trend rate                                      2012        2012

Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trend rates in each year would have the following effects:

                                                                 1-PERCENTAGE POINT      1-PERCENTAGE POINT
                                                                      INCREASE                DECREASE
   ----------------------------------------------------------------------------------------------------------
    (IN MILLIONS)
    Effect on total of service and interest cost during 2005            $ 0.1                  $ (0.1)

15. DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends to shareholders by insurers. Massachusetts laws affect the dividend paying ability of AFLIAC.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period, without the prior permission of the Massachusetts Commissioner of Insurance (the "Commissioner"), to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution.

Goldman Sachs has agreed with the Commissioner to continue the previous THG commitment to maintain total adjusted capital levels at a minimum of 100% of AFLIAC's Company Action Level, which was $55.2 million at December 31, 2005. Total adjusted capital for life insurance companies is defined as capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $374.2 million at December 31, 2005 for AFLIAC. The Company Action Level is the first level in which the Commissioner could mandate regulatory involvement based solely upon levels of risk based capital. There can be no assurance that AFLIAC would not require additional capital contributions from Goldman Sachs.

There were no dividends declared by the Company to Goldman Sachs in 2005. In 2005, in connection with the Transaction and with permission from the Commissioner, the Company distributed FAFLIC and its other non-insurance subsidiaries to THG. In 2004, also with permission from the Commissioner, AFLIAC declared a return of capital of $75.0 million to its then parent THG, which was paid in the first quarter of 2005.

16. VALUE OF BUSINESS ACQUIRED

VOBA represents the present value of future profits embedded in the acquired contracts. The VOBA is determined by estimating the net present value of future cash flows expected to result from contracts in force at the date of the transaction. Future positive cash flows include fees and other charges assessed to the contracts for as long as they remain in force as well as fees collected upon surrender, while future negative cash flows include costs to administer the contracts, and benefit payments including payments under the GMDB provisions of the contracts. VOBA will be amortized over the expected life of the contracts in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based upon historical and estimated future experience, which is updated periodically.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

Estimated future amortization of VOBA as of December 31, 2005 is as follows:

(in millions)
      2006                                                 $     41.6
      2007                                                       45.2
      2008                                                       37.9
      2009                                                       31.4
      2010                                                       25.2
      2011 and thereafter                                       137.2
                                                           ----------
      Total                                                $    318.5
                                                           ==========

17. REINSURANCE

In the normal course of business, the Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

On December 30, 2005, subsequent to the Transaction, the Company assumed on a coinsurance basis 100% of the General Account liabilities of FAFLIC. The "General Account liabilities" include all of FAFLIC's gross liabilities and obligations for certain types of existing variable annuity and variable life insurance policies. In consideration of the Company's assumption of these liabilities, FAFLIC transferred to the Company the statutory assets related to this block of business and received from AFLIAC an $8.6 million ceding commission. AFLIAC also assumed on a modified coinsurance basis, essentially all of the Separate Account liabilities of FAFLIC. The "Separate Account liabilities" are all liabilities that were reflected in FAFLIC's separate accounts and that relate to the reinsured policies. Pursuant to the modified coinsurance framework under which Separate Account liabilities are reinsured, ownership of the underlying separate account was not transferred. The Company has evaluated the applicability of Derivatives Implementation Group issue B36 to its modified coinsurance arrangement with FAFLIC and has determined that an embedded derivative requiring bifurcation does exist but is not considered to be material.

As part of the Coinsurance Agreement, the Company is responsible for providing certain administrative services with respect to the reinsured business. This includes, but is not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information, and certain aspects of legal compliance.

Effective December 31, 2002, the Company entered into a 100% coinsurance agreement related to substantially all of its universal life insurance business. Reinsurance recoverables related to this agreement were $543.8 million and $571.0 million at December 31, 2005 and 2004, respectively.

   The effects of reinsurance were as follows:

   FOR THE YEARS ENDED DECEMBER 31
   (IN MILLIONS)                                                2005         2004         2003
   ---------------------------------------------------------------------------------------------
   Life and accident and health insurance premiums:
            Direct                                           $    72.8    $    80.2    $    81.2
            Assumed                                                0.3          0.5          0.5
            Ceded                                                (36.2)       (41.2)       (39.8)
                                                             -----------------------------------
   Net premiums                                              $    36.9    $    39.5    $    41.9
                                                            -----------------------------------

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

   Life and accident and health insurance and other
     individual policy benefits, claims, losses and loss
     adjustment expenses:
            Direct                                           $   289.1    $   294.3    $   347.5
            Assumed                                               (1.7)        (1.2)        (1.5)
            Ceded                                                (48.0)       (62.0)       (80.8)
                                                             -----------------------------------
   Net policy benefits, claims, losses and loss adjustment
     expenses                                                $   239.4    $   231.1    $   265.2
                                                             -----------------------------------

18. DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

   FOR THE YEARS ENDED DECEMBER 31
   (IN MILLIONS)                                                2005         2004         2003
   ---------------------------------------------------------------------------------------------
   Balance at beginning of year                              $   694.1    $   894.6    $ 1,030.1
   Subsidiary adjustment                                         (35.0)           -            -
   Acquisition expenses deferred                                   0.7          2.8         10.3
   Amortized to expense during the year                         (112.4)       (94.8)      (140.6)
   Adoption of SOP 03-1                                              -        (93.0)           -
   Impairment of DAC asset related to annuity business               -         (7.1)        (4.5)
   Adjustment to equity during the year                            9.3         (8.4)        (0.7)
   Purchase accounting adjustment                               (556.7)           -            -
                                                             -----------------------------------
   Balance at end of year                                    $       -    $   694.1    $   894.6
                                                             ===================================

The Company adopted SOP 03-1 effective January 1, 2004. Upon adoption, the Company reclassified the balance of capitalized sales inducements that were previously included in DAC to other assets. The balance of capitalized sales inducements at January 1, 2004 was $89.7 million. SOP 03-1 also required that estimated gross profits used to calculate the amortization of DAC be adjusted to reflect increases in the guaranteed minimum benefit reserves. This resulted in a $3.3 million reduction in the DAC asset in 2004. For further discussion of the adoption of SOP 03-1, see Note 8, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

In accordance with Statement No. 141, the Company revalued its DAC asset to zero as of December 30, 2005 in accordance with fair value purchase accounting. During 2004 and 2003, the Company determined that the DAC asset related to certain distribution channels for the annuity business exceeded the present value of total expected gross profits. Therefore, the Company recognized permanent impairments of the DAC asset of $7.1 million and $4.5 million, respectively, related to these items.

19. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSE

The Company regularly updates its reserve estimates as new information becomes available and further events occur which may impact the resolution of unsettled claims. Reserve adjustments are reflected in results of operations as adjustments to losses and LAE. Often these adjustments are recognized in periods subsequent to the period in which the underlying policy was written and loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable to the Company's financial results and may vary by line of business.

The liability for future policy benefits and outstanding claims, and claims adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business was $235.2 million and $531.8 million at December 31, 2005 and 2004, respectively. This business consisted of the Company's exited individual health business and in 2004, it also included its discontinued group accident and health business. Reinsurance recoverables related to this business were $235.2 million, $416.0 million at December 31, 2005 and 2004 respectively.

20. COMMITMENTS

As of the Transaction date, AFLIAC does not have any lease commitments. However, prior to the Transaction date, the Company was allocated certain rental expenses, primarily for building and equipment leases. Rental expenses for these operating leases amounted to $0.6 million, $0.5 million and $9.7 million in 2005, 2004 and 2003, respectively.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

In 2003, the Company ceased operations of its retail broker-dealer operations (see Note 6 - Significant Transactions). As a result, the Company recognized certain additional rental expenses as restructuring costs. Such amounts were $13.8 million in 2003, which reflects the present value of the future minimum lease payments, as well as $7.4 million of estimated sublease rental income. In 2005 and 2004, the Company recognized an additional $0.7 million and $0.4 million of these lease expenses as restructuring costs.

Concurrent to the closing of the Transaction, the Company entered into an agreement with Se2, whereby Se2, as third party administrator, will provide all contract/policy administration for a period of not less than ten years. As such, the Company had purchase commitments of $15.0 million as of December 31, 2005 pertaining to this relationship.


21. CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

LITIGATION

On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP V. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who AFLIAC subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in the Company's opinion constituted "market timing", were subject to restrictions upon such trading that AFLIAC imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts.

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts totaling $150,000 for surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from AFLIAC's alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy of transferring money from money market accounts to international equity accounts and back again to money market accounts, they have been able to consistently obtain relatively risk free returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001. On February 1, 2006, the Court issued a ruling which, as confirmed by the Court at a status conference on April 12, 2006, precludes plaintiffs from claiming any damages accruing beyond July 31, 2004.

THG, on behalf of the Company, continues to vigorously defend this matter, and regards plaintiffs' claims for lost trading profits as being speculative and, in any case, subject to an obligation to mitigate damages. Further, in the Company's view, these purported lost profits would not have been earned because of various actions taken by the investment management industry and regulators, to deter or eliminate market timing, including the implementation of "fair value" pricing.

The outcome of this matter is not expected to be material to the Company's annual results of operations or financial position. In addition, THG has agreed to indemnify AFLIAC and Goldman Sachs with respect to this litigation. The trial date for the damage phase of the litigation has not been set.

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. THG has agreed to indemnify AFLIAC and Goldman Sachs with respect to certain of these matters as provided in the Stock Purchase Agreement. Management believes, based on currently available information, that the results of such

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition, but may be material to the Company's operating results for any particular period, depending, in part, upon the operating results for such period. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceeding in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

In addition, the Company is involved in investigations and proceedings by governmental and self-regulatory agencies, which currently include inquiries relating to tax reporting calculations to policyholders and others in connection with distributions under a subset of variable annuity contracts in this business. The Company believes that the result of these inquiries will not have a material effect on its financial position or results of operations.

22. RELATED PARTY TRANSACTIONS

Prior to the Transaction, AFLIAC provided management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions to affiliates. These entities ceased to be affiliates as of December 30, 2005 and AFLIAC ceased to be the provider of these services. As of December 31, 2005, the service agreements entered into with GSAM for investment management services and GSCO did not generate expense. The Company did enter into several derivative transactions with its affiliate, Goldman Sachs International ("GSI"). These derivative positions resulted in a $0.4 million expense, which was accounted for as other operating expenses.

Amounts charged by AFLIAC to its affiliates in periods prior to the Transaction for services were based on full cost including all direct and indirect overhead costs that amounted to $165.7 million, $167.5 million, and $160.0 million in 2005, 2004, and 2003 respectively. There were no amounts due from affiliates at December 31, 2005 while the net amount due from its affiliates for accrued expenses and various other liabilities and receivables was $32.0 million at December 31, 2004.

In 2004, AFLIAC allocated $9.5 million of the increase in its minimum pension liability as of December 31, 2004 to affiliated companies. In 2005, AFLIAC is no longer an affiliated company of THG, and, therefore no longer holds any of these benefit obligations.

In December 2004, the Company declared a return of capital of $75.0 million to its parent, THG. In January 2005 the Company distributed the return of capital, consisting of $74.9 million of securities and $0.1 million of cash.

In December 2003, the Company paid a dividend of $25.0 million to its parent, consisting of $24.8 million of securities and $0.2 million of cash.

23. STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis), as codified by the National Association of Insurance Commissioners. Statutory surplus differs from shareholders' equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred. Statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Statutory net (loss) income and surplus are as follows:

                                                               UNAUDITED
                                                                  2005        2004        2003
-------------------------------------------------------------------------------------------------
(In millions)

Statutory Net (Loss) Income - Combined
  Life and Health Companies (1)                                $    (2.3)   $   204.6   $     9.0
Statutory Shareholders' Surplus - Combined
  Life and Health Companies (1)                                $   374.1    $   555.6   $   495.6

(1) The 2005 net loss and surplus excludes subsidiaries divested prior to the Transaction. These subsidiaries represent $124.8 million and $194.3 million of net income and surplus, respectively, in 2004 and a loss of $96.1 million and $143.2 million of surplus in 2003.

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

24. SUBSEQUENT EVENTS

Allmerica Investment Trust ("AIT") agreed to transfer certain assets and liabilities of its funds to certain Goldman Sachs Variable Insurance Trust ("GSVIT") managed funds through a fund reorganization transaction. Separate account investments in nine AIT funds were moved to GSVIT funds. In addition, THG agreed to sell to Goldman Sachs all of the outstanding shares of capital stock of Allmerica Financial Investment Management Service, Inc. ("AFIMS"), an investment advisory subsidiary, concurrently with the consummation of the fund reorganization transaction. AFIMS is no longer providing investment advisory services to the separate account investments of AIT or GSVIT. The investment manager of GSVIT is Goldman Sachs Asset Management, an affiliate of AFLIAC. The fund reorganization transaction was consummated on January 9, 2006.

On February 7, 2006 the Company signed a letter of intent with Protective Life Insurance Company ("Protective") of Birmingham, Alabama to assume, on a coinsurance basis, 100% of the variable annuity business of Chase Insurance Life and Annuity Company ("CILAC") as part of Protective's pending acquisition of CILAC from JP Morgan Chase & Co. The resulting modified coinsurance treaty is pending regulatory approval and includes approximately $91 million in ceding commission, subject to final calculation at close.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Contract Owners of VEL II
Account of Allmerica Financial Life Insurance and Annuity
Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting VEL II Account of Allmerica Financial Life Insurance and Annuity Company at December 31, 2005, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
April 7, 2006

VEL II ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2005

                                                                               AIT               AIT               AIT
                                                                              CORE             EQUITY          GOVERNMENT
                                                                             EQUITY             INDEX             BOND
                                                                             SERVICE           SERVICE           SERVICE
                                                                           SHARES (a)        SHARES (a)        SHARES (a)
                                                                         ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $    25,915,940   $    40,506,852   $     4,599,676
                                                                         ---------------   ---------------   ---------------
    Total assets .....................................................        25,915,940        40,506,852         4,599,676

LIABILITIES:                                                                           -                 -                 -
                                                                         ---------------   ---------------   ---------------
    Net assets .......................................................   $    25,915,940   $    40,506,852   $     4,599,676
                                                                         ===============   ===============   ===============

Net asset distribution by category:
  Variable life policies during the first 10 policy years ............   $    16,311,841   $    29,112,809   $     3,006,060
  Variable life policies after 10 policy years .......................         9,604,099        11,394,043         1,593,616
                                                                         ---------------   ---------------   ---------------
                                                                         $    25,915,940   $    40,506,852   $     4,599,676
                                                                         ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $    32,639,477   $    38,217,374   $     4,764,830
Underlying Fund shares held ..........................................        14,381,765        14,772,739         4,335,227

Units outstanding and net asset value per unit:
Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 .............................         6,338,856         9,763,934         1,798,898
    Net asset value per unit, December 31, 2005 ......................   $      2.573310   $      2.981668   $      1.671057

Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 .............................         6,061,533         7,339,333         1,545,617
    Net asset value per unit, December 31, 2005 ......................   $      1.584434   $      1.552463   $      1.031055

                                                                                                 AIT
                                                                               AIT             SELECT
                                                                              MONEY            CAPITAL
                                                                             MARKET         APPRECIATION
                                                                             SERVICE           SERVICE
                                                                           SHARES (a)        SHARES (a)
                                                                         ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $     9,525,197   $    22,135,475
                                                                         ---------------   ---------------
    Total assets .....................................................         9,525,197        22,135,475

LIABILITIES:                                                                           -                 -
                                                                         ---------------   ---------------
    Net assets .......................................................   $     9,525,197   $    22,135,475
                                                                         ===============   ===============

Net asset distribution by category:
  Variable life policies during the first 10 policy years ............   $     7,145,183   $    16,060,228
  Variable life policies after 10 policy years .......................         2,380,014         6,075,247
                                                                         ---------------   ---------------
                                                                         $     9,525,197   $    22,135,475
                                                                         ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $     9,525,197   $    19,932,094
Underlying Fund shares held ..........................................         9,525,197        10,898,806

Units outstanding and net asset value per unit:
Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 .............................         4,916,895         4,500,988
    Net asset value per unit, December 31, 2005 ......................   $      1.453190   $      3.568156

Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 .............................         2,323,817         3,008,586
    Net asset value per unit, December 31, 2005 ......................   $      1.024183   $      2.019303

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

December 31, 2005

                                                                                                                   AIT
                                                                                                 AIT             SELECT
                                                                               AIT             SELECT          INVESTMENT
                                                                             SELECT         INTERNATIONAL         GRADE
                                                                             GROWTH            EQUITY            INCOME
                                                                             SERVICE           SERVICE           SERVICE
                                                                           SHARES (a)        SHARES (a)        SHARES (a)
                                                                         ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $    42,814,297   $    19,378,628   $    12,662,544
                                                                         ---------------   ---------------   ---------------
    Total assets .....................................................        42,814,297        19,378,628        12,662,544

LIABILITIES:                                                                           -                 -                 -
                                                                         ---------------   ---------------   ---------------
    Net assets .......................................................   $    42,814,297   $    19,378,628   $    12,662,544
                                                                         ===============   ===============   ===============

Net asset distribution by category:
  Variable life policies during the first 10 policy years ............   $    27,493,987   $    13,762,593   $     7,429,554
  Variable life policies after 10 policy years .......................        15,320,310         5,616,035         5,232,990
                                                                         ---------------   ---------------   ---------------
                                                                         $    42,814,297   $    19,378,628   $    12,662,544
                                                                         ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $    39,011,555   $    17,676,180   $    13,241,339
Underlying Fund shares held ..........................................        25,869,666        13,981,694        11,991,045

Units outstanding and net asset value per unit:
Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 .............................        12,593,043         7,104,638         4,185,761
    Net asset value per unit, December 31, 2005 ......................   $      2.183268   $      1.937128   $      1.774959

Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 .............................         9,990,082         3,182,048         4,899,941
    Net asset value per unit, December 31, 2005 ......................   $      1.533552   $      1.764912   $      1.067970

                                                                               AIT
                                                                             SELECT           AIM V.I.
                                                                              VALUE            GLOBAL
                                                                           OPPORTUNITY         HEALTH
                                                                             SERVICE            CARE
                                                                           SHARES (a)       SERIES I (b)
                                                                         ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $    25,553,052   $       574,302
                                                                         ---------------   ---------------
    Total assets .....................................................        25,553,052           574,302

LIABILITIES:                                                                           -                 -
                                                                         ---------------   ---------------
    Net assets .......................................................   $    25,553,052   $       574,302
                                                                         ===============   ===============

Net asset distribution by category:
  Variable life policies during the first 10 policy years ............   $    15,362,221   $       413,252
  Variable life policies after 10 policy years .......................        10,190,831           161,050
                                                                         ---------------   ---------------
                                                                         $    25,553,052   $       574,302
                                                                         ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $    22,713,365   $       511,102
Underlying Fund shares held ..........................................        13,534,455            28,097

Units outstanding and net asset value per unit:
Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 .............................         3,854,784           371,978
    Net asset value per unit, December 31, 2005 ......................   $      3.985235   $      1.110960

Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 .............................         5,323,818           103,968
    Net asset value per unit, December 31, 2005 ......................   $      1.914196   $      1.549032

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

December 31, 2005

                                                                            ALLIANCE-         DELAWARE
                                                                            BERNSTEIN            VIP            FIDELITY
                                                                            LARGE CAP       INTERNATIONAL          VIP
                                                                             GROWTH             VALUE             ASSET
                                                                           CLASS B (b)         EQUITY            MANAGER
                                                                         ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $     3,764,411   $    12,689,103   $     5,936,388
                                                                         ---------------   ---------------   ---------------
    Total assets .....................................................         3,764,411        12,689,103         5,936,388

LIABILITIES:                                                                           -                 -                 -
                                                                         ---------------   ---------------   ---------------
    Net assets .......................................................   $     3,764,411   $    12,689,103   $     5,936,388
                                                                         ===============   ===============   ===============

Net asset distribution by category:
  Variable life policies during the first 10 policy years ............   $     2,687,639   $     6,750,973   $     3,866,235
  Variable life policies after 10 policy years .......................         1,076,772         5,938,130         2,070,153
                                                                         ---------------   ---------------   ---------------
                                                                         $     3,764,411   $    12,689,103   $     5,936,388
                                                                         ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $     2,988,180   $     9,136,058   $     6,033,932
Underlying Fund shares held ..........................................           141,839           622,625           394,707

Units outstanding and net asset value per unit:
Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 .............................         3,044,721         2,233,874         1,911,735
    Net asset value per unit, December 31, 2005 ......................   $      0.882721   $      3.022092   $      2.022370

Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 .............................           657,722         2,935,675         1,568,652
    Net asset value per unit, December 31, 2005 ......................   $      1.637122   $      2.022748   $      1.319702

                                                                            FIDELITY
                                                                               VIP            FIDELITY
                                                                             EQUITY-             VIP
                                                                             INCOME            GROWTH
                                                                         ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $    53,864,709   $    45,250,546
                                                                         ---------------   ---------------
    Total assets .....................................................        53,864,709        45,250,546

LIABILITIES:                                                                           -                 -
                                                                         ---------------   ---------------
    Net assets .......................................................   $    53,864,709   $    45,250,546
                                                                         ===============   ===============

Net asset distribution by category:
  Variable life policies during the first 10 policy years ............   $    28,164,312   $    22,340,666
  Variable life policies after 10 policy years .......................        25,700,397        22,909,880
                                                                         ---------------   ---------------
                                                                         $    53,864,709   $    45,250,546
                                                                         ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $    43,996,300   $    46,569,668
Underlying Fund shares held ..........................................         2,113,170         1,342,746

Units outstanding and net asset value per unit:
Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 .............................         8,791,161         8,395,291
    Net asset value per unit, December 31, 2005 ......................   $      3.203708   $      2.661095

Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 .............................        15,634,766        14,804,446
    Net asset value per unit, December 31, 2005 ......................   $      1.643798   $      1.547500

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

December 31, 2005

                                                                                                                  FT VIP
                                                                                                                FRANKLIN
                                                                                                                   LARGE
                                                                            FIDELITY                               CAP
                                                                               VIP            FIDELITY           GROWTH
                                                                              HIGH               VIP           SECURITIES
                                                                             INCOME           OVERSEAS           CLASS 2
                                                                         ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $    11,844,619   $    14,942,741   $     1,015,744
                                                                         ---------------   ---------------   ---------------
    Total assets .....................................................        11,844,619        14,942,741         1,015,744

LIABILITIES:                                                                           -                 -                 -
                                                                         ---------------   ---------------   ---------------
    Net assets .......................................................   $    11,844,619   $    14,942,741   $     1,015,744
                                                                         ===============   ===============   ===============

Net asset distribution by category:
  Variable life policies during the first 10 policy years ............   $     6,692,408   $     5,592,036   $       778,450
  Variable life policies after 10 policy years .......................         5,152,211         9,350,705           237,294
                                                                         ---------------   ---------------   ---------------
                                                                         $    11,844,619   $    14,942,741   $     1,015,744
                                                                         ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $    16,241,605   $    12,413,920   $       908,228
Underlying Fund shares held ..........................................         1,919,711           725,024            67,852

Units outstanding and net asset value per unit:
Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 .............................         4,193,861         2,493,050           862,496
    Net asset value per unit, December 31, 2005 ......................   $      1.595763   $      2.243050   $      0.902555

Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 .............................         3,724,744         4,621,722           162,876
    Net asset value per unit, December 31, 2005 ......................   $      1.383239   $      2.023208   $      1.456899

                                                                             FT VIP             JANUS
                                                                            FRANKLIN            ASPEN
                                                                             SMALL-             LARGE
                                                                             MID CAP             CAP             T. ROWE
                                                                             GROWTH            GROWTH             PRICE
                                                                           SECURITIES          SERVICE        INTERNATIONAL
                                                                           CLASS 2 (b)       SHARES (b)           STOCK
                                                                         ---------------   ---------------   ---------------
ASSETS:
Investments in shares of the Underlying Funds, at market value .......   $     3,666,660   $     2,273,117   $     9,540,990
                                                                         ---------------   ---------------   ---------------
    Total assets .....................................................         3,666,660         2,273,117         9,540,990

LIABILITIES:                                                                           -                 -                 -
                                                                         ---------------   ---------------   ---------------
    Net assets .......................................................   $     3,666,660   $     2,273,117   $     9,540,990
                                                                         ===============   ===============   ===============

Net asset distribution by category:
  Variable life policies during the first 10 policy years ............   $     2,597,977   $     1,704,948   $     7,065,871
  Variable life policies after 10 policy years .......................         1,068,683           568,169         2,475,119
                                                                         ---------------   ---------------   ---------------
                                                                         $     3,666,660   $     2,273,117   $     9,540,990
                                                                         ===============   ===============   ===============

Investments in shares of the Underlying Funds, at cost ...............   $     2,822,912   $     2,020,914   $     7,901,455
Underlying Fund shares held ..........................................           180,091           110,292           623,187

Units outstanding and net asset value per unit:
Variable life policies during the first 10 policy years:
    Units outstanding, December 31, 2005 .............................         2,517,634         2,136,280         4,416,573
    Net asset value per unit, December 31, 2005 ......................   $      1.031912   $      0.798092   $      1.599854

Variable life policies after 10 policy years:
    Units outstanding, December 31, 2005 .............................           629,499           375,364         1,349,828
    Net asset value per unit, December 31, 2005 ......................   $      1.697674   $      1.513647   $      1.833655

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2005

                                                                               AIT               AIT               AIT
                                                                              CORE             EQUITY          GOVERNMENT
                                                                             EQUITY             INDEX             BOND
                                                                             SERVICE           SERVICE           SERVICE
                                                                           SHARES (a)        SHARES (a)        SHARES (a)
                                                                         ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $       203,330   $       571,453   $       169,553
                                                                         ---------------   ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees ....................................           115,461           204,086            21,710
  Administrative expense fees ........................................            26,645            47,097             5,010
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................           142,106           251,183            26,720
                                                                         ---------------   ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees ....................................            54,367            64,272             9,748
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................            54,367            64,272             9,748
                                                                         ---------------   ---------------   ---------------

    Total expenses ...................................................           196,473           315,455            36,468
                                                                         ---------------   ---------------   ---------------
    Net investment income (loss) .....................................             6,857           255,998           133,085
                                                                         ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................                 -                 -                 -
  Net realized gain (loss) from sales of investments .................        (1,139,978)          139,163           (24,773)
                                                                         ---------------   ---------------   ---------------
    Net realized gain (loss) .........................................        (1,139,978)          139,163           (24,773)
  Change in unrealized gain (loss) ...................................         2,413,882         1,009,465           (72,200)
                                                                         ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................         1,273,904         1,148,628           (96,973)
                                                                         ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $     1,280,761   $     1,404,626   $        36,112
                                                                         ===============   ===============   ===============

                                                                               AIT               AIT
                                                                              MONEY        SELECT CAPITAL
                                                                             MARKET         APPRECIATION
                                                                             SERVICE           SERVICE
                                                                           SHARES (a)        SHARES (a)
                                                                         ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $       269,174   $             -
                                                                         ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees ....................................            53,306           108,558
  Administrative expense fees ........................................            12,301            25,051
                                                                         ---------------   ---------------
    Total expenses ...................................................            65,607           133,609
                                                                         ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees ....................................            12,980            28,245
                                                                         ---------------   ---------------
    Total expenses ...................................................            12,980            28,245
                                                                         ---------------   ---------------

    Total expenses ...................................................            78,587           161,854
                                                                         ---------------   ---------------
    Net investment income (loss) .....................................           190,587          (161,854)
                                                                         ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................             3,319         5,214,360
  Net realized gain (loss) from sales of investments .................                 -           500,041
                                                                         ---------------   ---------------
    Net realized gain (loss) .........................................             3,319         5,714,401
  Change in unrealized gain (loss) ...................................                 -        (2,817,404)
                                                                         ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................             3,319         2,896,997
                                                                         ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $       193,906   $     2,735,143
                                                                         ===============   ===============

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

For the Year Ended December 31, 2005

                                                                                                               AIT SELECT
                                                                                             AIT SELECT        INVESTMENT
                                                                           AIT SELECT       INTERNATIONAL         GRADE
                                                                             GROWTH            EQUITY            INCOME
                                                                             SERVICE           SERVICE           SERVICE
                                                                           SHARES (a)        SHARES (a)        SHARES (a)
                                                                         ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $       104,614   $       277,976   $       621,919
                                                                         ---------------   ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees ....................................           189,152            95,074            54,511
  Administrative expense fees ........................................            43,650            21,940            12,579
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................           232,802           117,014            67,090
                                                                         ---------------   ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees ....................................            87,390            29,226            30,857
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................            87,390            29,226            30,857
                                                                         ---------------   ---------------   ---------------

    Total expenses ...................................................           320,192           146,240            97,947
                                                                         ---------------   ---------------   ---------------
    Net investment income (loss) .....................................          (215,578)          131,736           523,972
                                                                         ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................                 -                 -                 -
  Net realized gain (loss) from sales of investments .................           141,453            54,625           (52,767)
                                                                         ---------------   ---------------   ---------------
    Net realized gain (loss) .........................................           141,453            54,625           (52,767)
  Change in unrealized gain (loss) ...................................         2,733,992         1,907,912          (329,670)
                                                                         ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................         2,875,445         1,962,537          (382,437)
                                                                         ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $     2,659,867   $     2,094,273   $       141,535
                                                                         ===============   ===============   ===============

                                                                               AIT            AIM V.I.
                                                                          SELECT VALUE         GLOBAL
                                                                           OPPORTUNITY         HEALTH
                                                                             SERVICE            CARE
                                                                           SHARES (a)       SERIES I (b)
                                                                         ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $           252           $     -
                                                                         ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees ....................................           106,555             3,204
  Administrative expense fees ........................................            24,590               739
                                                                         ---------------   ---------------
    Total expenses ...................................................           131,145             3,943
                                                                         ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees ....................................            59,208               993
                                                                         ---------------   ---------------
    Total expenses ...................................................            59,208               993
                                                                         ---------------   ---------------

    Total expenses ...................................................           190,353             4,936
                                                                         ---------------   ---------------
    Net investment income (loss) .....................................          (190,101)           (4,936)
                                                                         ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................         5,719,447                 -
  Net realized gain (loss) from sales of investments .................           705,647            23,221
                                                                         ---------------   ---------------
    Net realized gain (loss) .........................................         6,425,094            23,221
  Change in unrealized gain (loss) ...................................        (4,695,994)            5,904
                                                                         ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................         1,729,100            29,125
                                                                         ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $     1,538,999   $        24,189
                                                                         ===============   ===============

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

For the Year Ended December 31, 2005

                                                                            ALLIANCE-         DELAWARE
                                                                            BERNSTEIN            VIP            FIDELITY
                                                                            LARGE CAP       INTERNATIONAL          VIP
                                                                             GROWTH             VALUE             ASSET
                                                                           CLASS B (b)         EQUITY            MANAGER
                                                                         ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $             -   $       185,821   $       162,415
                                                                         ---------------   ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees ....................................            17,882            45,337            27,409
  Administrative expense fees ........................................             4,126            10,462             6,326
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................            22,008            55,799            33,735
                                                                         ---------------   ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees ....................................             5,098            33,288            11,659
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................             5,098            33,288            11,659
                                                                         ---------------   ---------------   ---------------

    Total expenses ...................................................            27,106            89,087            45,394
                                                                         ---------------   ---------------   ---------------
    Net investment income (loss) .....................................           (27,106)           96,734           117,021
                                                                         ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................                 -           136,013             2,082
  Net realized gain (loss) from sales of investments .................           124,246           316,762           (40,530)
                                                                         ---------------   ---------------   ---------------
    Net realized gain (loss) .........................................           124,246           452,775           (38,448)
  Change in unrealized gain (loss) ...................................           373,853           840,181           107,585
                                                                         ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................           498,099         1,292,956            69,137
                                                                         ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $       470,993   $     1,389,690   $       186,158
                                                                         ===============   ===============   ===============

                                                                            FIDELITY
                                                                               VIP            FIDELITY
                                                                             EQUITY-             VIP
                                                                             INCOME            GROWTH
                                                                         ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $       903,595   $       229,882
                                                                         ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees ....................................           209,466           165,416
  Administrative expense fees ........................................            48,338            38,173
                                                                         ---------------   ---------------
    Total expenses ...................................................           257,804           203,589
                                                                         ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees ....................................           144,555           130,034
                                                                         ---------------   ---------------
    Total expenses ...................................................           144,555           130,034
                                                                         ---------------   ---------------

    Total expenses ...................................................           402,359           333,623
                                                                         ---------------   ---------------
    Net investment income (loss) .....................................           501,236          (103,741)
                                                                         ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................         1,985,677                 -
  Net realized gain (loss) from sales of investments .................           993,073          (552,596)
                                                                         ---------------   ---------------
    Net realized gain (loss) .........................................         2,978,750          (552,596)
  Change in unrealized gain (loss) ...................................          (867,761)        2,777,815
                                                                         ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................         2,110,989         2,225,219
                                                                         ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $     2,612,225   $     2,121,478
                                                                         ===============   ===============

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

For the Year Ended December 31, 2005

                                                                                                                 FT VIP
                                                                                                                FRANKLIN
                                                                                                                  LARGE
                                                                            FIDELITY                               CAP
                                                                               VIP            FIDELITY           GROWTH
                                                                              HIGH               VIP           SECURITIES
                                                                             INCOME           OVERSEAS           CLASS 2
                                                                         ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $     1,810,151   $        90,833   $         5,826
                                                                         ---------------   ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees ....................................            50,746            35,513             5,116
  Administrative expense fees ........................................            11,710             8,196             1,181
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................            62,456            43,709             6,297
                                                                         ---------------   ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees ....................................            28,738            52,923             1,580
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................            28,738            52,923             1,580
                                                                         ---------------   ---------------   ---------------

    Total expenses ...................................................            91,194            96,632             7,877
                                                                         ---------------   ---------------   ---------------
    Net investment income (loss) .....................................         1,718,957            (5,799)           (2,051)
                                                                         ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................                 -            71,086                 -
  Net realized gain (loss) from sales of investments .................          (518,552)           74,916            25,050
                                                                         ---------------   ---------------   ---------------
    Net realized gain (loss) .........................................          (518,552)          146,002            25,050
  Change in unrealized gain (loss) ...................................          (981,135)        2,168,224           (24,147)
                                                                         ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................        (1,499,687)        2,314,226               903
                                                                         ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $       219,270   $     2,308,427   $        (1,148)
                                                                         ===============   ===============   ===============

                                                                             FT VIP             JANUS
                                                                            FRANKLIN            ASPEN
                                                                             SMALL-             LARGE
                                                                             MID CAP             CAP             T. ROWE
                                                                             GROWTH            GROWTH             PRICE
                                                                           SECURITIES          SERVICE        INTERNATIONAL
                                                                           CLASS 2 (b)       SHARES (b)           STOCK
                                                                         ---------------   ---------------   ---------------
INVESTMENT INCOME:
  Dividends ..........................................................   $             -   $         2,861   $       141,518
                                                                         ---------------   ---------------   ---------------

EXPENSES:
Variable life policies during the first 10 policy years:
  Mortality and expense risk fees ....................................            18,005            11,778            46,486
  Administrative expense fees ........................................             4,155             2,718            10,727
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................            22,160            14,496            57,213
                                                                         ---------------   ---------------   ---------------

Variable life policies after 10 policy years:
  Mortality and expense risk fees ....................................             5,942             3,016            11,840
                                                                         ---------------   ---------------   ---------------
    Total expenses ...................................................             5,942             3,016            11,840
                                                                         ---------------   ---------------   ---------------

    Total expenses ...................................................            28,102            17,512            69,053
                                                                         ---------------   ---------------   ---------------
    Net investment income (loss) .....................................           (28,102)          (14,651)           72,465
                                                                         ---------------   ---------------   ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain distributions from portfolio sponsors ................                 -                 -            30,765
  Net realized gain (loss) from sales of investments .................           146,500            25,729           132,460
                                                                         ---------------   ---------------   ---------------
    Net realized gain (loss) .........................................           146,500            25,729           163,225
  Change in unrealized gain (loss) ...................................            (7,735)           58,238         1,051,881
                                                                         ---------------   ---------------   ---------------
    Net realized and unrealized gain (loss) ..........................           138,765            83,967         1,215,106
                                                                         ---------------   ---------------   ---------------
    Net increase (decrease) in net assets from operations ............   $       110,663   $        69,316   $     1,287,571
                                                                         ===============   ===============   ===============

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     AIT                           AIT
                                                                                    CORE                         EQUITY
                                                                                   EQUITY                         INDEX
                                                                                   SERVICE                       SERVICE
                                                                                 SHARES (a)                    SHARES (a)
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss) .......................................  $      6,857   $     77,589   $    255,998   $    336,379
  Net realized gain (loss) ...........................................    (1,139,978)    (1,520,123)       139,163       (176,009)
 Change in unrealized gain (loss) ....................................     2,413,882      3,887,781      1,009,465      3,620,402
                                                                        ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from operations ..............     1,280,761      2,445,247      1,404,626      3,780,772
                                                                        ------------   ------------   ------------   ------------

FROM POLICY TRANSACTIONS:
    Net premiums .....................................................     2,434,579      2,847,340      3,879,556      4,627,211
    Terminations .....................................................    (2,617,028)    (2,475,341)    (3,774,907)    (3,930,087)
    Insurance and other charges ......................................    (2,109,196)    (2,223,948)    (3,367,636)    (3,556,475)
    Transfers between sub-accounts (including fixed account), net ....      (326,207)      (884,186)      (169,375)      (477,573)
    Other transfers from (to) the General Account ....................      (299,225)      (297,673)      (505,414)      (483,252)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from policy transactions ...    (2,917,077)    (3,033,808)    (3,937,776)    (3,820,176)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets ............................    (1,636,316)      (588,561)    (2,533,150)       (39,404)

NET ASSETS:
  Beginning of year ..................................................    27,552,256     28,140,817     43,040,002     43,079,406
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $ 25,915,940   $ 27,552,256   $ 40,506,852   $ 43,040,002
                                                                        ============   ============   ============   ============

                                                                                     AIT
                                                                                 GOVERNMENT
                                                                                    BOND
                                                                                   SERVICE
                                                                                 SHARES (a)
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss) .......................................  $    133,085   $    172,621
  Net realized gain (loss) ...........................................       (24,773)        (2,099)
 Change in unrealized gain (loss) ....................................       (72,200)       (99,682)
                                                                        ------------   ------------
  Net increase (decrease) in net assets from operations ..............        36,112         70,840
                                                                        ------------   ------------

FROM POLICY TRANSACTIONS:
    Net premiums .....................................................       661,397        815,792
    Terminations .....................................................      (759,552)    (1,148,683)
    Insurance and other charges ......................................      (617,127)      (692,345)
    Transfers between sub-accounts (including fixed account), net ....        79,365       (319,786)
    Other transfers from (to) the General Account ....................       (37,992)       (92,905)
                                                                        ------------   ------------
    Net increase (decrease) in net assets from policy transactions ...      (673,909)    (1,437,927)
                                                                        ------------   ------------
    Net increase (decrease) in net assets ............................      (637,797)    (1,367,087)

NET ASSETS:
  Beginning of year ..................................................     5,237,473      6,604,560
                                                                        ------------   ------------
  End of year ........................................................  $  4,599,676   $  5,237,473
                                                                        ============   ============

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

                                                                                     AIT                           AIT
                                                                                    MONEY                    SELECT CAPITAL
                                                                                   MARKET                     APPRECIATION
                                                                                   SERVICE                       SERVICE
                                                                                 SHARES (a)                    SHARES (a)
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $    190,587   $     13,789   $   (161,854)  $   (154,657)
    Net realized gain (loss) .........................................         3,319              -      5,714,401      2,309,349
   Change in unrealized gain (loss) ..................................             -              -     (2,817,404)     1,122,095
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from operations ............       193,906         13,789      2,735,143      3,276,787
                                                                        ------------   ------------   ------------   ------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................     1,951,819      2,351,693      1,540,141      1,805,210
    Terminations .....................................................    (2,965,039)    (2,215,881)    (2,025,920)    (2,219,602)
    Insurance and other charges ......................................    (1,581,575)    (1,739,180)    (1,415,525)    (1,383,513)
    Transfers between sub-accounts (including fixed account), net ....       511,848        762,320        240,338      1,389,478
    Other transfers from (to) the General Account ....................       238,981        (28,322)      (193,003)      (297,382)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from policy transactions ...    (1,843,966)      (869,370)    (1,853,969)      (705,809)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets ............................    (1,650,060)      (855,581)       881,174      2,570,978

NET ASSETS:
  Beginning of year ..................................................    11,175,257     12,030,838     21,254,301     18,683,323
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $  9,525,197   $ 11,175,257   $ 22,135,475   $ 21,254,301
                                                                        ============   ============   ============   ============

                                                                                 AIT SELECT
                                                                                   GROWTH
                                                                                   SERVICE
                                                                                 SHARES (a)
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $   (215,578)  $   (338,819)
    Net realized gain (loss) .........................................       141,453       (268,264)
   Change in unrealized gain (loss) ..................................     2,733,992      3,353,563
                                                                        ------------   ------------
    Net increase (decrease) in net assets from operations ............     2,659,867      2,746,480
                                                                        ------------   ------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................     4,408,592      5,415,289
    Terminations .....................................................    (3,627,363)    (4,135,791)
    Insurance and other charges ......................................    (3,318,666)    (3,547,913)
    Transfers between sub-accounts (including fixed account), net ....    (1,181,731)    (1,399,131)
    Other transfers from (to) the General Account ....................      (489,855)      (592,852)
                                                                        ------------   ------------
    Net increase (decrease) in net assets from policy transactions ...    (4,209,023)    (4,260,398)
                                                                        ------------   ------------
    Net increase (decrease) in net assets ............................    (1,549,156)    (1,513,918)

NET ASSETS:
  Beginning of year ..................................................    44,363,453     45,877,371
                                                                        ------------   ------------
  End of year ........................................................  $ 42,814,297   $ 44,363,453
                                                                        ============   ============

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

                                                                                                               AIT SELECT
                                                                                 AIT SELECT                    INVESTMENT
                                                                                INTERNATIONAL                     GRADE
                                                                                   EQUITY                        INCOME
                                                                                   SERVICE                       SERVICE
                                                                                 SHARES (a)                    SHARES (a)
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $    131,736   $     93,150   $    523,972   $    627,128
    Net realized gain (loss) .........................................        54,625       (272,971)       (52,767)       179,037
   Change in unrealized gain (loss) ..................................     1,907,912      2,591,465       (329,670)      (378,894)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from operations ............     2,094,273      2,411,644        141,535        427,271
                                                                        ------------   ------------   ------------   ------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................     1,603,814      1,974,993      1,255,904      1,582,296
    Terminations .....................................................    (2,000,780)    (1,689,019)    (1,338,823)    (1,519,140)
    Insurance and other charges ......................................    (1,295,876)    (1,348,263)    (1,063,724)    (1,144,410)
    Transfers between sub-accounts (including fixed account), net ....      (544,652)      (629,974)       305,814         22,526
    Other transfers from (to) the General Account ....................      (205,699)      (261,442)       (65,990)      (187,359)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from policy transactions ...    (2,443,193)    (1,953,705)      (906,819)    (1,246,087)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets ............................      (348,920)       457,939       (765,284)      (818,816)

NET ASSETS:
  Beginning of year ..................................................    19,727,548     19,269,609     13,427,828     14,246,644
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $ 19,378,628   $ 19,727,548   $ 12,662,544   $ 13,427,828
                                                                        ============   ============   ============   ============

                                                                                     AIT
                                                                                SELECT VALUE
                                                                                 OPPORTUNITY
                                                                                   SERVICE
                                                                                 SHARES (a)
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $   (190,101)  $   (181,302)
    Net realized gain (loss) .........................................     6,425,094      2,643,841
   Change in unrealized gain (loss) ..................................    (4,695,994)     1,853,222
                                                                        ------------   ------------
    Net increase (decrease) in net assets from operations ............     1,538,999      4,315,761
                                                                        ------------   ------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................     1,610,841      1,882,156
    Terminations .....................................................    (2,433,580)    (2,763,159)
    Insurance and other charges ......................................    (1,630,634)    (1,679,865)
    Transfers between sub-accounts (including fixed account), net ....        86,939       (817,356)
    Other transfers from (to) the General Account ....................      (335,056)      (330,111)
                                                                        ------------   ------------
    Net increase (decrease) in net assets from policy transactions ...    (2,701,490)    (3,708,335)
                                                                        ------------   ------------
    Net increase (decrease) in net assets ............................    (1,162,491)       607,426

NET ASSETS:
  Beginning of year ..................................................    26,715,543     26,108,117
                                                                        ------------   ------------
  End of year ........................................................  $ 25,553,052   $ 26,715,543
                                                                        ============   ============

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

                                                                                  AIM V.I.                      ALLIANCE-
                                                                                   GLOBAL                       BERNSTEIN
                                                                                   HEALTH                       LARGE CAP
                                                                                    CARE                         GROWTH
                                                                                SERIES I (b)                   CLASS B (b)
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $     (4,936)  $     (4,441)  $    (27,106)  $    (28,193)
    Net realized gain (loss) .........................................        23,221         13,689        124,246         39,123
   Change in unrealized gain (loss) ..................................         5,904         23,185        373,853        239,839
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from operations ............        24,189         32,433        470,993        250,769
                                                                        ------------   ------------   ------------   ------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................        53,580         74,479        263,555        368,329
    Terminations .....................................................       (31,306)       (37,456)      (423,274)      (650,235)
    Insurance and other charges ......................................       (39,909)       (35,727)      (190,517)      (202,301)
    Transfers between sub-accounts (including fixed account), net ....      (189,254)       227,367         74,740        117,322
    Other transfers from (to) the General Account ....................        (3,736)       (11,646)       (43,221)       (36,458)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from policy transactions ...      (210,625)       217,017       (318,717)      (403,343)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets ............................      (186,436)       249,450        152,276       (152,574)

NET ASSETS:
  Beginning of year ..................................................       760,738        511,288      3,612,135      3,764,709
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $    574,302   $    760,738   $  3,764,411   $  3,612,135
                                                                        ============   ============   ============   ============

                                                                                  DELAWARE
                                                                                     VIP
                                                                                INTERNATIONAL
                                                                                    VALUE
                                                                                   EQUITY
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $     96,734   $    204,803
    Net realized gain (loss) .........................................       452,775        188,848
   Change in unrealized gain (loss) ..................................       840,181      1,689,061
                                                                        ------------   ------------
    Net increase (decrease) in net assets from operations ............     1,389,690      2,082,712
                                                                        ------------   ------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................       812,857        849,438
    Terminations .....................................................    (1,078,133)    (1,037,734)
    Insurance and other charges ......................................      (785,866)      (746,636)
    Transfers between sub-accounts (including fixed account), net ....       705,720         74,971
    Other transfers from (to) the General Account ....................      (217,059)      (124,884)
                                                                        ------------   ------------
    Net increase (decrease) in net assets from policy transactions ...      (562,481)      (984,845)
                                                                        ------------   ------------
    Net increase (decrease) in net assets ............................       827,209      1,097,867

NET ASSETS:
  Beginning of year ..................................................    11,861,894     10,764,027
                                                                        ------------   ------------
  End of year ........................................................  $ 12,689,103   $ 11,861,894
                                                                        ============   ============

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

                                                                                  FIDELITY                      FIDELITY
                                                                                     VIP                           VIP
                                                                                    ASSET                        EQUITY-
                                                                                   MANAGER                       INCOME
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $    117,021   $    118,466   $    501,236   $    460,711
    Net realized gain (loss) .........................................       (38,448)       (56,029)     2,978,750      1,108,596
   Change in unrealized gain (loss) ..................................       107,585        215,567       (867,761)     4,103,322
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from operations ............       186,158        278,004      2,612,225      5,672,629
                                                                        ------------   ------------   ------------   ------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................       561,930        669,464      4,025,165      4,846,080
    Terminations .....................................................      (505,942)      (470,958)    (5,678,977)    (6,447,692)
    Insurance and other charges ......................................      (520,976)      (557,752)    (3,772,052)    (4,051,756)
    Transfers between sub-accounts (including fixed account), net ....        66,288        145,651         64,028       (107,573)
    Other transfers from (to) the General Account ....................       (75,984)       (40,584)      (627,379)      (642,694)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from policy transactions ...      (474,684)      (254,179)    (5,989,215)    (6,403,635)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets ............................      (288,526)        23,825     (3,376,990)      (731,006)

NET ASSETS:
  Beginning of year ..................................................     6,224,914      6,201,089     57,241,699     57,972,705
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $  5,936,388   $  6,224,914   $ 53,864,709   $ 57,241,699
                                                                        ============   ============   ============   ============

                                                                                  FIDELITY
                                                                                     VIP
                                                                                   GROWTH
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $   (103,741)  $   (241,227)
    Net realized gain (loss) .........................................      (552,596)      (889,225)
   Change in unrealized gain (loss) ..................................     2,777,815      2,281,348
                                                                        ------------   ------------
    Net increase (decrease) in net assets from operations ............     2,121,478      1,150,896
                                                                        ------------   ------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................     4,275,869      5,221,158
    Terminations .....................................................    (4,401,783)    (5,570,188)
    Insurance and other charges ......................................    (3,456,944)    (3,821,760)
    Transfers between sub-accounts (including fixed account), net ....      (833,095)      (590,629)
    Other transfers from (to) the General Account ....................      (567,261)      (619,888)
                                                                        ------------   ------------
    Net increase (decrease) in net assets from policy transactions ...    (4,983,214)    (5,381,307)
                                                                        ------------   ------------
    Net increase (decrease) in net assets ............................    (2,861,736)    (4,230,411)

NET ASSETS:
  Beginning of year ..................................................    48,112,282     52,342,693
                                                                        ------------   ------------
  End of year ........................................................  $ 45,250,546   $ 48,112,282
                                                                        ============   ============

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

                                                                                 FIDELITY
                                                                                    VIP                         FIDELITY
                                                                                    HIGH                           VIP
                                                                                   INCOME                       OVERSEAS
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $  1,718,957   $    969,326   $     (5,799)  $     58,382
    Net realized gain (loss) .........................................      (518,552)      (654,733)       146,002       (164,929)
   Change in unrealized gain (loss) ..................................      (981,135)       753,219      2,168,224      1,726,406
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from operations ............       219,270      1,067,812      2,308,427      1,619,859
                                                                        ------------   ------------   ------------   ------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................     1,098,563      1,230,725      1,007,778      1,206,199
    Terminations .....................................................    (1,087,769)    (1,061,496)    (1,314,059)    (1,412,716)
    Insurance and other charges ......................................      (982,910)    (1,032,848)      (821,614)      (849,497)
    Transfers between sub-accounts (including fixed account), net ....        79,977       (458,142)       (64,145)      (249,468)
    Other transfers from (to) the General Account ....................      (178,274)      (177,369)      (230,599)      (146,114)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from policy transactions ...    (1,070,413)    (1,499,130)    (1,422,639)    (1,451,596)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets ............................      (851,143)      (431,318)       885,788        168,263

NET ASSETS:
  Beginning of year ..................................................    12,695,762     13,127,080     14,056,953     13,888,690
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $ 11,844,619   $ 12,695,762   $ 14,942,741   $ 14,056,953
                                                                        ============   ============   ============   ============

                                                                                   FT VIP
                                                                                  FRANKLIN
                                                                                    LARGE
                                                                                     CAP
                                                                                   GROWTH
                                                                                 SECURITIES
                                                                                   CLASS 2
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $     (2,051)  $     (2,971)
    Net realized gain (loss) .........................................        25,050          8,807
   Change in unrealized gain (loss) ..................................       (24,147)        66,546
                                                                        ------------   ------------
    Net increase (decrease) in net assets from operations ............        (1,148)        72,382
                                                                        ------------   ------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................        91,615        116,838
    Terminations .....................................................      (125,379)       (72,084)
    Insurance and other charges ......................................       (66,885)       (68,032)
    Transfers between sub-accounts (including fixed account), net ....       (40,569)       302,448
    Other transfers from (to) the General Account ....................        16,564        (18,799)
                                                                        ------------   ------------
    Net increase (decrease) in net assets from policy transactions ...      (124,654)       260,371
                                                                        ------------   ------------
    Net increase (decrease) in net assets ............................      (125,802)       332,753

NET ASSETS:
  Beginning of year ..................................................     1,141,546        808,793
                                                                        ------------   ------------
  End of year ........................................................  $  1,015,744   $  1,141,546
                                                                        ============   ============

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

                                                                                   FT VIP                         JANUS
                                                                                  FRANKLIN                        ASPEN
                                                                                   SMALL-                         LARGE
                                                                                   MID CAP                         CAP
                                                                                   GROWTH                        GROWTH
                                                                                 SECURITIES                      SERVICE
                                                                                 CLASS 2 (b)                   SHARES (b)
                                                                                 YEAR ENDED                    YEAR ENDED
                                                                                DECEMBER 31,                  DECEMBER 31,
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $    (28,102)  $    (32,107)  $    (14,651)  $    (19,026)
    Net realized gain (loss) .........................................       146,500        148,234         25,729         14,206
   Change in unrealized gain (loss) ..................................        (7,735)       300,514         58,238         78,073
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from operations ............       110,663        416,641         69,316         73,253
                                                                        ------------   ------------   ------------   ------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................       323,855        467,775        192,816        274,981
    Terminations .....................................................      (450,222)      (574,032)      (246,716)      (365,009)
    Insurance and other charges ......................................      (234,163)      (278,024)      (138,636)      (153,867)
    Transfers between sub-accounts (including fixed account), net ....      (218,991)       (42,779)        26,928         21,392
    Other transfers from (to) the General Account ....................       (26,145)       (65,170)       (24,297)       (20,366)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets from policy transactions ...      (605,666)      (492,230)      (189,905)      (242,869)
                                                                        ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets ............................      (495,003)       (75,589)      (120,589)      (169,616)

NET ASSETS:
  Beginning of year ..................................................     4,161,663      4,237,252      2,393,706      2,563,322
                                                                        ------------   ------------   ------------   ------------
  End of year ........................................................  $  3,666,660   $  4,161,663   $  2,273,117   $  2,393,706
                                                                        ============   ============   ============   ============

                                                                                   T. ROWE
                                                                                    PRICE
                                                                                INTERNATIONAL
                                                                                    STOCK
                                                                                 YEAR ENDED
                                                                                DECEMBER 31,
                                                                        ---------------------------
                                                                            2005           2004
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
    Net investment income (loss) .....................................  $     72,465   $     26,350
    Net realized gain (loss) .........................................       163,225        (44,473)
   Change in unrealized gain (loss) ..................................     1,051,881      1,079,994
                                                                        ------------   ------------
    Net increase (decrease) in net assets from operations ............     1,287,571      1,061,871
                                                                        ------------   ------------

  FROM POLICY TRANSACTIONS:
    Net premiums .....................................................       698,716        888,462
    Terminations .....................................................      (874,534)    (1,079,372)
    Insurance and other charges ......................................      (558,761)      (575,892)
    Transfers between sub-accounts (including fixed account), net ....      (189,937)       296,437
    Other transfers from (to) the General Account ....................       (78,789)       (99,850)
                                                                        ------------   ------------
    Net increase (decrease) in net assets from policy transactions ...    (1,003,305)      (570,215)
                                                                        ------------   ------------
    Net increase (decrease) in net assets ............................       284,266        491,656

NET ASSETS:
  Beginning of year ..................................................     9,256,724      8,765,068
                                                                        ------------   ------------
  End of year ........................................................  $  9,540,990   $  9,256,724
                                                                        ============   ============

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

The accompanying notes are an integral part of these financial statements.

VEL II ACCOUNT

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     The VEL II Account (the "Separate Account") is a separate investment account of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), established on June 10, 1993 for the purpose of separating from the general assets of AFLIAC those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the "Policies") issued by AFLIAC.

     Prior to December 30, 2005 ("the Closing Date") AFLIAC was a wholly owned subsidiary of The Hanover Insurance Group, Inc. ("THG"). Prior to December 1, 2005 THG was named Allmerica Financial Corporation. On the Closing Date THG sold AFLIAC and its closed block of variable annuity and variable life business ("the Transaction") to The Goldman Sachs Group, Inc. ("Goldman Sachs"). As part of the Transaction, Goldman Sachs purchased Allmerica Financial Investment Management Services, Inc. ("AFIMS"), which has served as the investment manager of the nine investment funds of Allmerica Investment Trust ("AIT Funds"). The sale of AFIMS to Goldman Sachs was completed on January 11, 2006. A reorganization of the AIT funds ("the AIT Reorganization") into corresponding funds of the Goldman Sachs Variable Insurance Trust was consummated on January 9, 2006. Note 6, Subsequent Event, provides additional information about the AIT Reorganization.

     Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of AFLIAC. The Separate Account cannot be charged with liabilities arising out of any other business of AFLIAC. AFLIAC's General Account is subject to the claims of creditors.

     The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Twenty-one Sub-Accounts are currently offered by the Separate Account, all of which had activity during the year. Each Sub-Account invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

FUND GROUPS
Allmerica Investment Trust (Service Shares) ("AIT")
AIM Variable Insurance Funds (Series I Shares) ("AIM V.I. Series I") AllianceBernstein Variable Products Series Fund, Inc. (Class B)
("AllianceBernstein Class B")
Delaware VIP Trust
Fidelity Variable Insurance Products Fund ("Fidelity VIP")
Franklin Templeton Variable Insurance Products Trust (Class 2) ("FT VIP") Janus Aspen Series (Service Shares)
T. Rowe Price International Series, Inc.

     The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act.

     The following Underlying Funds were renamed as indicated:

DATE             OLD NAME                                          NEW NAME
----             --------                                          --------
May 1, 2005      FT VIP Franklin Small Cap Securities Class 2      FT VIP Franklin Small-Mid Cap Growth Securities Class 2
May 1, 2005      Janus Aspen Growth Service Shares                 Janus Aspen Large Cap Growth Service Shares
May 2, 2005      AllianceBernstein Premier Growth Class B          AllianceBernstein Large Cap Growth Class B
July 1, 2005     AIM V.I. Health Sciences Series I                 AIM V.I. Global Health Care Series I

VEL II ACCOUNT

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

     The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

     INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value.

     STATEMENTS OF CHANGES IN NET ASSETS - Policy Owners may allocate their Policy Values to variable investment options in the Separate Account and to the Fixed Account, which is a part of AFLIAC's General Account that guarantees principal and a fixed interest rate. Net Premiums represent payments received under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations are payments to Policy Owners and beneficiaries made under the terms of the Policies and amounts that Policy Owners have requested to be withdrawn and paid to them. Transfers between Sub-Accounts (including the Fixed Account), net, are amounts that Policy Owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account. Other transfers from (to) the General Account include policy loan activity and death claims.

     FINANCIAL HIGHLIGHTS - Statement of Position (SOP) 03-5 "FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS: An Amendment to the Audit and Accounting Guide AUDITS OF INVESTMENT COMPANIES" was effective for fiscal years ending after December 15, 2003. This resulted in additional disclosures as detailed in Note 5, Financial Highlights.

     FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of AFLIAC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). AFLIAC will file a consolidated return with THG and THG affiliates for the period January 1, 2005 through December 30, 2005. Any tax liability related to activity for that period will be a liability of THG. Under the current provisions of the IRC, AFLIAC does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. AFLIAC will review periodically the status of this policy during the year in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

     Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. AFLIAC believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

VEL II ACCOUNT

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

     On the Date of Issue and each Monthly Payment Date, AFLIAC makes a Monthly Deduction from Policy Value comprised of the following charges: a charge for the cost of insurance protection under the Policies; a charge for any optional insurance benefits added by rider, and a monthly administrative charge as compensation for expenses incurred in administration of the Policies, first year underwriting, and other start up expenses associated with the Policies. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also includes a $40 administrative charge for the increase.

     The Policy Owner may allocate the Monthly Deduction to one Sub-Account. In the absence of allocation instructions, or if the Sub-Account chosen does not have sufficient funds to cover the Monthly Deduction, AFLIAC makes a pro-rata allocation among the Sub-Accounts in the Policy. No Monthly Deductions are made after the Final Premium Payment date.

     AFLIAC assesses each Sub-Account with a Mortality and Expense Risk Charge and a Separate Account Administrative Charge. The Mortality and Expense Risk Charge compensates AFLIAC for assuming mortality and expense risks for variable interests in the Policies. The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, AFLIAC absorbs the losses. If the charge is higher than mortality and expense risk expenses, the difference is a profit to AFLIAC. This charge may be increased or decreased, subject to state and federal law; but, it may not exceed the maximum limitations. The Separate Account Administrative Charge is assessed during the first 10 policy years to help defray administrative expenses incurred in the administration of the Separate Account and the Sub-Accounts. This charge is currently 0.15%, which may increase or decrease, but it may not exceed 0.25%.

     Details about the Monthly Deduction and charges to the Sub-Accounts appear in the table below.

                                                                                       MAXIMUM ALLOWED
                                                                CURRENT MORTALITY       MORTALITY AND       SEPARATE ACCOUNT
      COST OF          MONTHLY CHARGES          MONTHLY         AND EXPENSE RISK        EXPENSE RISK         ADMINISTRATIVE
 INSURANCE CHARGE       FOR OPTIONAL        ADMINISTRATIVE       CHARGE (ANNUAL        CHARGE (ANNUAL        CHARGE (ANNUAL
        (a)             BENEFITS (a)          CHARGE (a)            RATE) (b)             RATE) (b)           RATE) (b) (c)
------------------   ------------------   ------------------   ------------------    ------------------    ------------------
Varies by Policy     Varies by Policy                    $5                 0.65%                 0.90%              0 - .25%

(a) Charged to Policy Value.
(b) Charged to Daily Net assets in each Sub-Account.
(c) Separate Account Administrative Charge cannot exceed 0.25% for the first 10 Policy years with no charge imposed after the 10th year.

     A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the Face Amount if less than a certain number of years have lapsed from the Date of Issue or from the effective date of any increase in the Face Amount. The maximum surrender charge is a detailed calculation. For more information see the prospectus.

     Some states and municipalities impose premium taxes on Policies, which currently range up to 6%.

     The disclosures above include charges currently assessed to the Policy Owner. There are certain other charges, which may be assessed in future periods, at the discretion of AFLIAC, in accordance with the Policy terms. For further details see the prospectus.

VEL II ACCOUNT

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

     During the year ended December 31, 2005, management fees of the Underlying AIT Funds were paid directly by the funds to AFIMS in its capacity as investment manager and administrator of AIT. The AIT funds' advisory agreement provided for fees ranging from 0.20% to 1.00% based on individual portfolios and average daily net assets. According to a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each AIT Fund paid a fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     VeraVest Investments, Inc. a wholly owned subsidiary of THG, is principal underwriter of the Policies funded by the Separate Account. Based on a registered representative's vesting schedule, AFLIAC may pay commissions for certain types of transactions.

NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2005 were as follows:

INVESTMENT PORTFOLIO                                             PURCHASES        SALES
--------------------                                           ------------   ------------
AIT Core Equity Service Shares (a)                             $    537,127   $  3,447,347
AIT Equity Index Service Shares (a)                               1,190,962      4,872,740
AIT Government Bond Service Shares (a)                              539,108      1,079,932
AIT Money Market Service Shares (a)                               1,928,312      3,578,372
AIT Select Capital Appreciation Service Shares (a)                5,647,373      2,448,836
AIT Select Growth Service Shares (a)                                664,766      5,089,367
AIT Select International Equity Service Shares (a)                  615,011      2,926,468
AIT Select Investment Grade Income Service Shares (a)             1,517,604      1,900,451
AIT Select Value Opportunity Service Shares (a)                   6,251,260      3,423,403
AIM V.I. Global Health Care Series I (b)                            230,265        445,826
AllianceBernstein Large Cap Growth Class B (b)                      569,795        915,618
Delaware VIP International Value Equity                           1,013,161      1,342,895
Fidelity VIP Asset Manager                                          395,579        751,160
Fidelity VIP Equity-Income                                        3,349,708      6,852,010
Fidelity VIP Growth                                                 763,103      5,850,058
Fidelity VIP High Income                                          2,212,668      1,564,124
Fidelity VIP Overseas                                               508,556      1,865,907
FT VIP Franklin Large Cap Growth Securities Class 2                 146,066        272,771
FT VIP Franklin Small-Mid Cap Growth Securities Class 2 (b)         223,919        857,687
Janus Aspen Large Cap Growth Service Shares (b)                     151,309        355,865
T. Rowe Price International Stock                                   539,476      1,439,551

(a) Subsequent event. See Notes 1 and 6.
(b) Name changed. See Note 1.

VEL II ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS

        A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2005 is as follows:

                                                                          AT DECEMBER 31
                                                     ---------------------------------------------------------
                                                                        UNIT           UNIT
                                                                       VALUE           VALUE           NET
                                                        UNITS          LOWEST         HIGHEST        ASSETS
                                                        (000s)         ($) (4)        ($) (4)        ($000s)
                                                     ------------   ------------   ------------   ------------
AIT CORE EQUITY SERVICE SHARES (c)
2005                                                       12,400       2.573310       1.584434         25,916
2004                                                       13,206       2.446592       1.504140         27,552
2003                                                       13,472       2.233836       1.371261         28,141
2002                                                       14,183       1.763741       1.763741         25,015
2001                                                       15,781       2.322623       2.322623         36,653
AIT EQUITY INDEX SERVICE SHARES (c)
2005                                                       17,103       2.981668       1.552463         40,507
2004                                                       17,764       2.879533       1.497027         43,040
2003                                                       17,359       2.631124       1.365817         43,079
2002                                                       12,508       2.074930       2.074930         25,953
2001                                                       13,022       2.689140       2.689140         35,017
AIT GOVERNMENT BOND SERVICE SHARES (c)
2005                                                        3,345       1.671057       1.031055          4,600
2004                                                        3,699       1.658801       1.021943          5,237
2003                                                        4,255       1.637516       1.007308          6,605
2002                                                        4,304       1.623620       1.623620          6,987
2001                                                        2,592       1.497746       1.497746          3,882
AIT MONEY MARKET SERVICE SHARES (c)
2005                                                        7,241       1.453190       1.024183          9,525
2004                                                        8,363       1.425849       1.003404         11,175
2003                                                        8,578       1.424345       1.000849         12,031
2002                                                        9,967       1.424480       1.424480         14,198
2001                                                        8,985       1.412469       1.412469         12,692
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES (c)
2005                                                        7,510       3.568156       2.019303         22,135
2004                                                        7,574       3.136443       1.772309         21,254
2003                                                        7,303       2.665331       1.503828         18,683
2002                                                        7,602       1.923108       1.923108         14,619
2001                                                        7,866       2.472695       2.472695         19,450

                                                                          FOR THE YEAR ENDED DECEMBER 31
                                                     ------------------------------------------------------------------------
                                                      INVESTMENT       EXPENSE       EXPENSE         TOTAL           TOTAL
                                                        INCOME          RATIO         RATIO          RETURN         RETURN
                                                         RATIO         LOWEST        HIGHEST         LOWEST         HIGHEST
                                                        (%) (1)        (%) (2)       (%) (2)       (%)(3)(4)       (%)(3)(4)
                                                     ------------   ------------   ------------   ------------   ------------
AIT CORE EQUITY SERVICE SHARES (c)
2005                                                         0.78           0.65           0.80           5.18           5.34
2004                                                         1.06           0.65           0.80           9.52           9.69
2003                                                         0.01           0.65           0.80          26.65          37.13
2002                                                         0.83           0.80           0.80         -24.06         -24.06
2001                                                         0.73           0.80           0.80         -17.54         -17.54
AIT EQUITY INDEX SERVICE SHARES (c)
2005                                                         1.39           0.65           0.80           3.55           3.70
2004                                                         1.58           0.65           0.80           9.44           9.61
2003                                                         1.32           0.65           0.80          26.81          36.58
2002                                                         1.21           0.80           0.80         -22.84         -22.84
2001                                                         0.99           0.80           0.80         -12.72         -12.72
AIT GOVERNMENT BOND SERVICE SHARES (c)
2005                                                         3.52           0.65           0.80           0.74           0.89
2004                                                         3.74           0.65           0.80           1.30           1.45
2003                                                         3.93           0.65           0.80           0.86           0.73
2002                                                         4.20           0.80           0.80           8.40           8.40
2001                                                         5.01           0.80           0.80           6.77           6.77
AIT MONEY MARKET SERVICE SHARES (c)
2005                                                         2.65           0.65           0.80           1.92           2.07
2004                                                         0.91           0.65           0.80           0.11           0.26
2003                                                         0.79           0.65           0.80          -0.01           0.08
2002                                                         1.64           0.80           0.80           0.85           0.85
2001                                                         4.10           0.80           0.80           3.45           3.45
AIT SELECT CAPITAL APPRECIATION SERVICE SHARES (c)
2005                                                          N/A           0.65           0.80          13.76          13.94
2004                                                          N/A           0.65           0.80          17.68          17.85
2003                                                          N/A           0.65           0.80          38.59          50.38
2002                                                          N/A           0.80           0.80         -22.23         -22.23
2001                                                          N/A           0.80           0.80          -1.92          -1.92

VEL II ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS (Continued)

                                                                          AT DECEMBER 31
                                                     ---------------------------------------------------------
                                                                        UNIT           UNIT
                                                                       VALUE           VALUE           NET
                                                        UNITS          LOWEST         HIGHEST        ASSETS
                                                        (000s)         ($) (4)        ($) (4)        ($000s)
                                                     ------------   ------------   ------------   ------------
AIT SELECT GROWTH SERVICE SHARES (c)
2005                                                       22,583       2.183268       1.533552         42,814
2004                                                       24,119       2.049565       1.437457         44,363
2003                                                       24,845       1.923005       1.346652         45,877
2002                                                       11,915       1.535072       1.535072         18,290
2001                                                       12,680       2.137349       2.137349         27,102
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES (c)
2005                                                       10,287       1.937128       1.764912         19,379
2004                                                       11,557       1.737168       1.580349         19,728
2003                                                       12,664       1.529838       1.389631         19,270
2002                                                       12,564       1.207015       1.207015         15,165
2001                                                       12,539       1.509040       1.509040         18,921
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (c)
2005                                                        9,086       1.774959       1.067970         12,663
2004                                                        9,285       1.756886       1.055502         13,428
2003                                                        9,024       1.703308       1.021763         14,247
2002                                                        7,596       1.662070       1.662070         12,625
2001                                                        7,273       1.549420       1.549420         11,269
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES (c)
2005                                                        9,179       3.985235       1.914196         25,553
2004                                                        9,509       3.748163       1.797614         26,716
2003                                                        9,052       3.165815       1.516031         26,108
2002                                                        8,936       2.305429       2.305429         20,601
2001                                                        8,869       2.777191       2.777191         24,632
AIM V.I. GLOBAL HEALTH CARE SERIES I (b)
2005                                                          476       1.110960       1.549032            574
2004                                                          691       1.035541       1.441698            761
2003                                                          524       0.970432       1.349018            511
2002                                                          539       0.765571       0.765571            413
2001                                                          291       1.021542       1.021542            297

                                                                         FOR THE YEAR ENDED DECEMBER 31
                                                     ------------------------------------------------------------------------
                                                      INVESTMENT       EXPENSE       EXPENSE         TOTAL           TOTAL
                                                        INCOME          RATIO         RATIO          RETURN         RETURN
                                                         RATIO         LOWEST        HIGHEST         LOWEST         HIGHEST
                                                        (%) (1)        (%) (2)       (%) (2)       (%)(3)(4)       (%)(3)(4)
                                                     ------------   ------------   ------------   ------------   ------------
AIT SELECT GROWTH SERVICE SHARES (c)
2005                                                         0.25           0.65           0.80           6.52           6.69
2004                                                          N/A           0.65           0.80           6.58           6.74
2003                                                         0.05           0.65           0.80          25.27          34.67
2002                                                         0.17           0.80           0.80         -28.18         -28.18
2001                                                          N/A           0.80           0.80         -25.31         -25.31
AIT SELECT INTERNATIONAL EQUITY SERVICE SHARES (c)
2005                                                         1.46           0.65           0.80          11.51          11.68
2004                                                         1.28           0.65           0.80          13.55          13.72
2003                                                         0.82           0.65           0.80          26.75          38.96
2002                                                         1.63           0.80           0.80         -20.01         -20.01
2001                                                         1.59           0.80           0.80         -22.15         -22.15
AIT SELECT INVESTMENT GRADE INCOME SERVICE SHARES (c)
2005                                                         4.75           0.65           0.80           1.03           1.18
2004                                                         5.28           0.65           0.80           3.15           3.30
2003                                                         4.59           0.65           0.80           2.48           2.18
2002                                                         5.32           0.80           0.80           7.27           7.27
2001                                                         5.88           0.80           0.80           7.08           7.08
AIT SELECT VALUE OPPORTUNITY SERVICE SHARES (c)
2005                                                         0.00           0.65           0.80           6.33           6.49
2004                                                         0.06           0.65           0.80          18.39          18.57
2003                                                         0.12           0.65           0.80          37.32          51.60
2002                                                         0.63           0.80           0.80         -16.99         -16.99
2001                                                         0.61           0.80           0.80          11.78          11.78
AIM V.I. GLOBAL HEALTH CARE SERIES I (b)
2005                                                          N/A           0.65           0.80           7.28           7.44
2004                                                          N/A           0.65           0.80           6.71           6.87
2003                                                          N/A           0.65           0.80          26.76          34.90
2002                                                          N/A           0.80           0.80         -25.06         -25.06
2001                                                         0.84           0.80           0.80           2.15           2.15(a)

VEL II ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          AT DECEMBER 31
                                                     ---------------------------------------------------------
                                                                        UNIT           UNIT
                                                                       VALUE           VALUE           NET
                                                        UNITS          LOWEST         HIGHEST        ASSETS
                                                        (000s)         ($) (4)        ($) (4)        ($000s)
                                                     ------------   ------------   ------------   ------------
ALLIANCEBERNSTEIN LARGE CAP GROWTH CLASS B (b)
2005                                                        3,702       0.882721       1.637122          3,764
2004                                                        4,289       0.774828       1.434862          3,612
2003                                                        5,098       0.720922       1.333003          3,765
2002                                                        2,839       0.589086       0.589086          1,672
2001                                                        1,156       0.858670       0.858670            993
DELAWARE VIP INTERNATIONAL VALUE EQUITY
2005                                                        5,170       3.022092       2.022748         12,689
2004                                                        5,176       2.698950       1.803736         11,862
2003                                                        5,074       2.233970       1.490730         10,764
2002                                                        5,074       1.569995       1.569995          7,966
2001                                                        5,372       1.766440       1.766440          9,490
FIDELITY VIP ASSET MANAGER
2005                                                        3,480       2.022370       1.319702          5,936
2004                                                        3,574       1.959430       1.276690          6,225
2003                                                        3,365       1.872806       1.218405          6,201
2002                                                        3,526       1.600270       1.600270          5,642
2001                                                        3,732       1.767432       1.767432          6,596
FIDELITY VIP EQUITY-INCOME
2005                                                       24,426       3.203708       1.643798         53,865
2004                                                       24,912       3.050634       1.562891         57,242
2003                                                       23,199       2.757327       1.410497         57,973
2002                                                       22,399       2.132699       2.132699         47,771
2001                                                       21,901       2.588581       2.588581         56,692
FIDELITY VIP GROWTH
2005                                                       23,200       2.661095       1.547500         45,251
2004                                                       24,239       2.535532       1.472262         48,112
2003                                                       23,110       2.472457       1.433475         52,343
2002                                                       22,887       1.876121       1.876121         42,939
2001                                                       24,007       2.705865       2.705865         64,959

                                                                         FOR THE YEAR ENDED DECEMBER 31
                                                     ------------------------------------------------------------------------
                                                      INVESTMENT       EXPENSE       EXPENSE          TOTAL          TOTAL
                                                        INCOME          RATIO         RATIO          RETURN         RETURN
                                                         RATIO         LOWEST        HIGHEST         LOWEST         HIGHEST
                                                        (%) (1)        (%) (2)       (%) (2)       (%)(3)(4)       (%)(3)(4)
                                                     ------------   ------------   ------------   ------------   ------------
ALLIANCEBERNSTEIN LARGE CAP GROWTH CLASS B (b)
2005                                                          N/A           0.65           0.80          13.92          14.10
2004                                                          N/A           0.65           0.80           7.48           7.64
2003                                                          N/A           0.65           0.80          22.38          33.30
2002                                                          N/A           0.80           0.80         -31.40         -31.40
2001                                                          N/A           0.80           0.80         -14.13         -14.13(a)
DELAWARE VIP INTERNATIONAL VALUE EQUITY
2005                                                         1.54           0.65           0.80          11.97          12.14
2004                                                         2.67           0.65           0.80          20.81          21.00
2003                                                         2.38           0.65           0.80          42.29          49.07
2002                                                         7.92           0.80           0.80         -11.12         -11.12
2001                                                         2.71           0.80           0.80         -13.53         -13.53
FIDELITY VIP ASSET MANAGER
2005                                                         2.71           0.65           0.80           3.21           3.37
2004                                                         2.72           0.65           0.80           4.63           4.78
2003                                                         3.62           0.65           0.80          17.03          21.84
2002                                                         4.04           0.80           0.80          -9.46          -9.46
2001                                                         4.29           0.80           0.80          -4.86          -4.86
FIDELITY VIP EQUITY-INCOME
2005                                                         1.67           0.65           0.80           5.02           5.18
2004                                                         1.59           0.65           0.80          10.64          10.80
2003                                                         1.82           0.65           0.80          29.29          41.05
2002                                                         1.72           0.80           0.80         -17.61         -17.61
2001                                                         1.71           0.80           0.80          -5.72          -5.72
FIDELITY VIP GROWTH
2005                                                         0.51           0.65           0.80           4.95           5.11
2004                                                         0.27           0.65           0.80           2.55           2.71
2003                                                         0.27           0.65           0.80          31.79          43.35
2002                                                         0.26           0.80           0.80         -30.66         -30.66
2001                                                         0.08           0.80           0.80         -18.31         -18.31

VEL II ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          AT DECEMBER 31
                                                     ---------------------------------------------------------
                                                                        UNIT           UNIT
                                                                       VALUE           VALUE           NET
                                                        UNITS          LOWEST         HIGHEST        ASSETS
                                                        (000s)         ($) (4)        ($) (4)        ($000s)
                                                     ------------   ------------   ------------   ------------
FIDELITY VIP HIGH INCOME
2005                                                        7,919       1.595763       1.383239         11,845
2004                                                        8,481       1.566350       1.355665         12,696
2003                                                        9,207       1.440764       1.245092         13,127
2002                                                        9,594       1.141228       1.141228         10,949
2001                                                       10,446       1.112141       1.112141         11,618
FIDELITY VIP OVERSEAS
2005                                                        7,115       2.243050       2.023208         14,943
2004                                                        7,845       1.899385       1.710652         14,057
2003                                                        8,380       1.684956       1.515249         13,889
2002                                                        7,946       1.184728       1.184728          9,413
2001                                                        8,397       1.498097       1.498097         12,580
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES CLASS 2
2005                                                        1,025       0.902555       1.456899          1,016
2004                                                        1,168       0.900313       1.451085          1,142
2003                                                          937       0.840866       1.353223            809
2002                                                          770       0.667729       0.667729            514
2001                                                          348       0.876324       0.876324            305
FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2 (b)
2005                                                        3,147       1.031912       1.697674          3,667
2004                                                        3,852       0.992705       1.630722          4,162
2003                                                        4,617       0.897702       1.472435          4,237
2002                                                        3,817       0.659361       0.659361          2,517
2001                                                        2,012       0.932017       0.932017          1,875
JANUS ASPEN LARGE CAP GROWTH SERVICE SHARES (b)
2005                                                        2,512       0.798092       1.513647          2,273
2004                                                        2,841       0.773502       1.464769          2,394
2003                                                        3,346       0.748300       1.414901          2,563
2002                                                        3,088       0.573672       0.573672          1,771
2001                                                        1,540       0.789185       0.789185          1,215

                                                                         FOR THE YEAR ENDED DECEMBER 31
                                                     ------------------------------------------------------------------------
                                                      INVESTMENT       EXPENSE       EXPENSE         TOTAL           TOTAL
                                                        INCOME          RATIO         RATIO          RETURN         RETURN
                                                         RATIO         LOWEST        HIGHEST         LOWEST         HIGHEST
                                                        (%) (1)        (%) (2)       (%) (2)       (%)(3)(4)       (%)(3)(4)
                                                     ------------   ------------   ------------   ------------   ------------
FIDELITY VIP HIGH INCOME
2005                                                        14.88           0.65           0.80           1.88           2.03
2004                                                         8.36           0.65           0.80           8.72           8.88
2003                                                         7.17           0.65           0.80          26.25          24.51
2002                                                        10.87           0.80           0.80           2.62           2.62
2001                                                        12.93           0.80           0.80         -12.44         -12.44
FIDELITY VIP OVERSEAS
2005                                                         0.67           0.65           0.80          18.09          18.27
2004                                                         1.19           0.65           0.80          12.73          12.90
2003                                                         0.78           0.65           0.80          42.22          51.52
2002                                                         0.81           0.80           0.80         -20.92         -20.92
2001                                                         5.36           0.80           0.80         -21.80         -21.80
FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES CLASS 2
2005                                                         0.57           0.65           0.80           0.25           0.40
2004                                                         0.47           0.65           0.80           7.07           7.23
2003                                                         0.67           0.65           0.80          25.93          35.32
2002                                                         0.81           0.80           0.80         -23.80         -23.80
2001                                                         0.08           0.80           0.80         -12.37         -12.37(a)
FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2 (b)
2005                                                          N/A           0.65           0.80           3.95           4.11
2004                                                          N/A           0.65           0.80          10.58          10.75
2003                                                          N/A           0.65           0.80          36.15          47.24
2002                                                         0.25           0.80           0.80         -29.25         -29.25
2001                                                         0.05           0.80           0.80          -6.80          -6.80(a)
JANUS ASPEN LARGE CAP GROWTH SERVICE SHARES (b)
2005                                                         0.13           0.65           0.80           3.18           3.34
2004                                                          N/A           0.65           0.80           3.37           3.52
2003                                                          N/A           0.65           0.80          30.44          41.49
2002                                                          N/A           0.80           0.80         -27.31         -27.31
2001                                                          N/A           0.80           0.80         -21.08         -21.08(a)

VEL II ACCOUNT

NOTE 5 - FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                          AT DECEMBER 31
                                                     ---------------------------------------------------------
                                                                        UNIT           UNIT
                                                                       VALUE           VALUE           NET
                                                        UNITS          LOWEST         HIGHEST        ASSETS
                                                        (000s)         ($) (4)        ($) (4)        ($000s)
                                                     ------------   ------------   ------------   ------------
T. ROWE PRICE INTERNATIONAL STOCK
2005                                                        5,766       1.599854       1.833655          9,541
2004                                                        6,528       1.389884       1.590601          9,257
2003                                                        7,078       1.231476       1.407194          8,765
2002                                                        7,075       0.951100       0.951100          6,729
2001                                                        6,417       1.173435       1.173435          7,530

                                                                         FOR THE YEAR ENDED DECEMBER 31
                                                     ------------------------------------------------------------------------
                                                      INVESTMENT       EXPENSE       EXPENSE         TOTAL           TOTAL
                                                        INCOME          RATIO         RATIO          RETURN         RETURN
                                                         RATIO         LOWEST        HIGHEST         LOWEST         HIGHEST
                                                        (%) (1)        (%) (2)       (%) (2)       (%)(3)(4)       (%)(3)(4)
                                                     ------------   ------------   ------------   ------------   ------------
T. ROWE PRICE INTERNATIONAL STOCK
2005                                                         1.58           0.65           0.80          15.11          15.28
2004                                                         1.09           0.65           0.80          12.86          13.03
2003                                                         1.31           0.65           0.80          29.48          40.72
2002                                                         1.00           0.80           0.80         -18.95         -18.95
2001                                                         2.25           0.80           0.80         -22.84         -22.84

(a) Start date of 5/1/2001
(b) Name changed. See Note 1.
(c) Subsequent event. See Notes 1 and 6.

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest.

(2) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4) Beginning in 2003, the highest unit value and total return correspond with the product with the lowest expense ratio. The lowest unit value and total return correspond with the product with the highest expense ratio.

VEL II ACCOUNT

NOTE 6 - SUBSEQUENT EVENT

In connection with the AIT Reorganization, the AIT Funds were reorganized into service shares of corresponding Goldman Sachs Variable Insurance Trust ("GSVIT") funds. The impact of the reorganization on individual underlying funds appears below.

AIT FUND                                             GSVIT FUND
--------------------------------------------------   ---------------------------
AIT Core Equity Service Shares                       GSVIT CORE(SM) U.S. Equity
AIT Equity Index Service Shares                      GSVIT Equity Index
AIT Government Bond Service Shares                   GSVIT Government Income
AIT Money Market Service Shares                      GSVIT Money Market
AIT Select Capital Appreciation Service Shares       GSVIT Growth Opportunities
AIT Select Growth Service Shares                     GSVIT Capital Growth
AIT Select International Equity Service Shares       GSVIT International Equity
AIT Select Investment Grade Income Service Shares    GSVIT Core Fixed Income
AIT Select Value Opportunity Service Shares          GSVIT Mid Cap Value

Goldman Sachs Asset Management, L.P., a subsidiary of Goldman Sachs, is investment advisor to the GSVIT funds. AFIMS has no relationship with the GSVIT funds.

                            PART C: OTHER INFORMATION

ITEM 27. EXHIBITS

   (A)   BOARD OF DIRECTORS RESOLUTION.

            Certified copy of Resolutions of the Board of Directors of the Company of January 21, 1993 establishing the VEL II Account was previously filed on February 13, 1998 in Post-Effective Amendment No. 10 of this Registration Statement on Form S-6, and is incorporated by reference herein.

   (B)   CUSTODIAN AGREEMENTS.

            Not applicable.

   (C)   UNDERWRITING CONTRACTS.

            (1) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

            (2) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

            (3) Sales Agreements with broker-dealers were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and are incorporated by reference herein.

            (4) Agreements with broker-dealer were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and are incorporated by reference herein.

            (5) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

            (6) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

            (7) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

   (D)   POLICY.

            (1) Policy and initial Policy endorsements were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and are incorporated by reference herein. The following endorsements were previously filed on February 27, 19978 in Post-Effective Amendment No. 8 of this Registration Statement on Form S-6, and are incorporated by reference herein.

            (2) Paid-Up Life Insurance Option Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

            (3) Preferred Loan Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

            (4) 403(b) Life Insurance Policy Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

            (5) Guaranteed Death Benefit Rider was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

   (E)   APPLICATION.

            Application was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

   (F)   DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS.

            Bylaws, as amended of the Company, effective as of December 30, 2005 is filed herewith. Articles of Incorporation and Bylaws, as amended of the Company, effective as of October 1, 1995 were previously filed on September 29, 1995 in Post-Effective Amendment No. 5 of this Registration Statement on Form S-6, and are incorporated by reference herein.

   (G)   REINSURANCE CONTRACTS.

         (1) Reinsurance contract dated January 1, 2001 among First Allmerica Financial Life Insurance Company and General & Cologne Life Re of America was previously filed on February 10, 2003in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (2) Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (3) Reinsurance contract dated July 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (4) Reinsurance contract dated April 1, 2000 among First Allmerica Financial Life Insurance Company and Munich American Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (5) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Security Life of Denver Insurance Company was previously filed on February 10,

              2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (6) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (7) Reinsurance contract dated November 1, 1999 among First Allmerica Financial Life Insurance Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (8) Reinsurance contract dated January 1, 1999 among First Allmerica Financial Life Insurance Company and AXA Re Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (9) Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (10) Reinsurance contract dated April 1, 1996 among First Allmerica Financial Life Insurance Company and Transamerica Occidental Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (11) Reinsurance contract dated March 1, 1996 among First Allmerica Financial Life Insurance Company and Northwestern National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (12) Reinsurance contract dated March 1, 1996 among First Allmerica Financial Life Insurance Company and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (13) Reinsurance contract dated November 22, 1995 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (14) Reinsurance contract dated January 1, 1995 among State Mutual Life Assurance Company of America and Life Reinsurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (15) Reinsurance contract dated January 1, 1994 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (16) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (17) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company and The Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (18) Reinsurance contract dated February 26, 1991 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (19) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed in on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (20) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (21) Reinsurance contract dated July 1, 1986 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (22) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (23) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

         (24) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

   (H)   PARTICIPATION AGREEMENTS.

            (1) Form of Amendment dated May 1, 2003 to the Allmerica Investment Trust Participation Agreement was previously filed on April 28, 2003 in Post-Effective Amendment No. 18 of Registration No. 33-57792/811-8130 on Form N-6, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated

                 March 22, 2000 was previously filed on April 12, 2000 in Post-Effective Amendment No. 14 on Form S-6, and is incorporated by reference herein.

            (2) Amendment dated May 1, 2001 to the Fidelity VIP Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

            (3) Amendment dated October 1, 2001 to the Fidelity VIP II Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund II, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

            (4) Amendment dated May 1, 2001 to the Delaware Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 on Form S-6, and is incorporated by reference herein.

            (5) Amendment to Schedule A dated October 1, 2000 to the T. Rowe Price International Series, Inc. Participation Agreement was previously filed on April 27, 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

            (6) Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 9 on Form S-6, and is incorporated by reference herein. Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 6 on Form S-6, and is incorporated by reference herein.

            (7) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

            (8) Amendment dated February 25, 2000 to the Janus Aspen Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement between the Company and Janus Distributors, Inc. dated May 27, 1999 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

            (9) Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Participation Agreement between the Company and Franklin Templeton Variable Insurance Products

                 Trust dated March 1, 2000 was previously filed in Pre-Effective Amendment No. 1 of Registration No. 333-93031/811-09631 on Form S-6, and is incorporated by referenced herein.

            (10) Amendment dated May 1, 2002 to the Alliance Amended and
                 Restated Participation Agreement was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Merger and Consolidated Agreement and Amended and Restated Participation Agreement with Alliance were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and are incorporated by reference herein.

            (11) Amendment dated October 31, 2001 to the INVESCO Participation
                 Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement dated March 21, 2000 between the Company and INVESCO Variable Investments Funds, Inc. were previously filed in April 2002 in Post-Effective Amendment No. 15 of Registration Statement No. 33-57792/811-7466 on Form S-6, and are incorporated by reference herein.

            (12) Participation Agreement dated January 2, 2006 between Goldman
                 Sachs Variable Insurance Trust, Goldman, Sachs & Co, and Allmerica Financial Life Insurance and Annuity Company is filed herewith. Form of Participation Agreement dated January 2, 2006 between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co, and Allmerica Financial Life Insurance and Annuity Company was previously filed in February 27, 2006 in Post-Effective Amendment No. 21 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

   (I)   ADMINISTRATIVE CONTRACTS.

            (1) Service Agreement dated March 1, 2001 between Boston Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (2)  Directors' Power of Attorney is filed herewith.

            (3) Third Party Agreement (TPA) between Security Benefit Life Insurance Co, Security Distributors, Inc and The Goldman Sachs Group, Inc. was previously filed in February 27, 2006 in Post-Effective Amendment No. 21 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (4) Form of Administrative Services Agreement dated January 2, 2006 between the Company and Goldman Sachs Variable Insurance Trust was previously filed in February 27, 2006 in Post-Effective Amendment No. 21 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (5) Work Assignment between Security Benefit Life Insurance Co, Security Distributors, Inc and the Company was previously filed in February 27, 2006 in Post-Effective Amendment No. 21 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (6) Transition Services Agreement dated December 30, 2005 between The Hanover Insurance Group, Inc., First Allmerica Financial Life Insurance Company, and Allmerica Financial Life Insurance and Annuity Company, and The Goldman Sachs Group, Inc. is filed herewith. Form of Transition Services Agreement dated December 30, 2005 between The Hanover Insurance Group, Inc., First Allmerica Financial Life Insurance Company, and Allmerica Financial Life Insurance and Annuity Company, and The Goldman Sachs Group, Inc. was previously filed in February 27, 2006 in Post-Effective Amendment No. 21 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein

            (7) Form of Restructuring Agreement between First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company was previously filed in February 27, 2006 in Post-Effective Amendment No. 21 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

            (8) Form of Goldman Sachs Variable Insurance Trust (the "Trust") Service Agreement was previously filed in February 27, 2006 in Post-Effective Amendment No. 21 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein

   (J)   OTHER MATERIAL CONTRACTS.

            Not Applicable.

   (K)   LEGAL OPINION.

            Opinion of Counsel is filed herewith.

   (L)   ACTUARIAL OPINION.

            Not Applicable. The Registration Statement does not include illustrations.

   (M)   CALCULATION.

            Not Applicable. The Registration Statement does not include illustrations.

   (N)   OTHER OPINIONS.

            Consent of Independent Registered Public Accounting Firm is filed herewith

   (O)   OMITTED FINANCIAL STATEMENTS.

            Financial Statements included in Part B
            Financial Statements for Allmerica Financial Life Insurance and Annuity Company and
            Financial Statements for the VEL II Account of Allmerica Financial Life Insurance and Annuity Company will be filed by Post-Effective Amendment.

   (P)   INITIAL CAPITAL AGREEMENTS.

            Not Applicable.

   (Q)   REDEEMABILITY EXEMPTION.

            Not Applicable. Any such disclosures are included in the prospectus and/or SAI.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The principal business address of all the following Directors and Officers is:
     85 Broad Street
     New York, NY 10004

                             OFFICERS OF THE COMPANY

NAME                          POSITION WITH COMPANY
----                          ---------------------
Allan S. Levine               Chairman of the Board

John J. Fowler                Vice President and Chief Financial Officer

Nicholas Helmuth von Moltke   Director, Vice President, and Chief Operating Officer

John W. McMahon               Director

Timothy J. O'Neill            Director

Marc A. Spilker               Director

Samuel Ramos                  Vice President and Secretary

Michael A. Reardon            Director, President, and Chief Executive Officer

Amol Sagon Naik               Vice President and Treasurer

Alan Akihiro Yamamura         Vice President and Chief Risk Officer

Margot K. Wallin              Vice President and Chief Compliance Officer

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The following are significant subsidiaries of The Goldman Sachs Group, Inc. and the states or jurisdictions in which they are organized. Indentation indicates the principal parent of each subsidiary. Except as otherwise specified, in each case The Goldman Sachs Group, Inc. owns, directly or indirectly, at least 99% of the voting securities of each subsidiary. The names of particular subsidiaries have been omitted because, considered in the aggregate as a single subsidiary, they would not constitute, as of the end of the year covered by this report, a "significant subsidiary" as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act of 1934.

All information will be completed and filed by Post-Effective Amendment.

                          THE GOLDMAN SACHS GROUP, INC.

                                                      OWNERSHIP     PARENT
   DOMICILE      ENTITY #        ENTITY NAME              %            #             PARENT NAME            BUSINESS DESCRIPTION
British Virgin   0290       Goldman Sachs                  100.00       0001   Goldman, Sachs & Co.      Entity that employs U.K.
Islands                     Services Limited                                                             Group personnel.
United Kingdom   0740       Goldman Sachs                  100.00       0009   The Goldman Sachs         Non-regulated UK based
                            Property Management                                Group, Inc.               entity that holds the
                                                                                                         fixed assets for all
                                                                                                         buildings on the London
                                                                                                         campus and incurs all
                                                                                                         expenses for operating and
                                                                                                         maintaining them.
Mexico           0652       Goldman Sachs Group y           99.00       0009   The Goldman Sachs         IBD Rep office in Mexico.
                            Compania, S. en N.C.                               Group, Inc.
Mexico           0653       Goldman Sachs Mexico            99.99       0009   The Goldman Sachs         Broker/dealer Broker
                            Casa de Bolsa, S.A.                                Group, Inc.               Dealer under liquidation
                            de C.V.                                                                      process.
Netherlands      0773       MB Acquisitions B.V.            50.00       0762   ELQ Investors, Ltd        Non performing loan
                                                                                                         portfolio investments.
Netherlands      0773       MB Acquisitions B.V.            50.00       M.I.%  Outside investors         Non performing loan
                                                                                                         portfolio investments.
Ireland          6114       GS European                    100.00       0009   The Goldman Sachs         To purchase and originate
                            Performance Fund                                   Group, Inc.               publicly and privately
                            Limited                                                                      issued fixed income
                                                                                                         securities.
Ireland          6115       GS Multi-Currency              100.00       0009   The Goldman Sachs         Incorporated to subscribe
                            European Performance                               Group, Inc.               for USD, GDP and Euro
                            Fund Limited                                                                 notes in GS European
                                                                                                         Performance Fund Limited
                                                                                                         and issue single currency
                                                                                                         Euro notes to the Investor.
United Kingdom   0768       Mont Blanc                     100.00       0762   ELQ Investors, Ltd        Non performing loan
                            Acquisitions Ltd                                                             portfolio investments.
Delaware         0250       Goldman Sachs Global            99.00       0009   The Goldman Sachs         1% general partner of
                            Holdings L.L.C.                                    Group, Inc.               various Goldman Sachs
                                                                                                         entities.
Delaware         0430       GS Hull Holding, Inc.          100.00       0009   The Goldman Sachs         One of the member owners
                                                                               Group, Inc.               of Hull.
Delaware         0530       GSEM (Del) Inc.                100.00       0009   The Goldman Sachs         General partner for GS
                                                                               Group, Inc.               Equity Market, L.P.
                                                                                                         (Bermuda).
Delaware         0531       GSEM (Del) LLC                 100.00       0530   GSEM (Del) Inc.           Holding company for GS
                                                                                                         Equity Market, L.P.
                                                                                                         (Bermuda).
Bermuda          0211       GS Equity Markets,              99.00       0531   GSEM (Del) LLC            Proprietary trader of
                            L.P. (Bermuda)                                                               Structured Equity Products.
Isle of Jersey   6107       Goldman Sachs                  100.00       0201   Goldman Sachs             The company acts as an
                            (Jersey) Limited                                   International             issuer of securitized
                                                                                                         derivatives in the UK
                                                                                                         market
Luxembourg       0321       Goldman Sachs Fund              99.00       0700   Goldman Sachs (UK)        Management company for
                            Management S.A.                                    L.L.C.                    German Bond Fund.
Netherlands      0842       Goldman Sachs Trading           99.75       0801   J. Aron & Company         Non-regulated entity
                            and Clearing Services                                                        established to employ
                            (Netherlands) B.V.                                                           traders in Rotterdam.
Italy            1280       Goldman Sachs                  100.00       0690   Goldman Sachs             Financial
                            (Espana), S.A.                                     (Netherlands) B.V.        advisory/investment
                                                                                                         banking entity.
United Kingdom   0705       Fleet Trade &                  100.00       0709   Goldman Sachs Group       The company undertakes
                            Transport Limited                                  Holdings (U.K.)           commodities trading in oil
                                                                                                         and shipping operations,
                                                                                                         principally vessel
                                                                                                         chartering.
United Kingdom   0730       Goldman Sachs                  100.00       0709   Goldman Sachs Group       London based bank involved
                            International Bank                                 Holdings (U.K.)           in loan origination,
                                                                                                         secondary dealing in bank
                                                                                                         loans and related
                                                                                                         activities
United Kingdom   0810       J. Aron & Company               99.00       0220   Goldman Sachs Holdings    U.K. dealer in
                            (U.K.)                                             (U.K.)                    commodities; registered
                                                                                                         with The Financial
                                                                                                         Services Authority.
United Kingdom   6100       Goldman Sachs Europe            99.00       0220   Goldman Sachs Holdings    Agency stock lending
                                                                               (U.K.)                    business.
United Kingdom   0240       Goldman Sachs Asset             99.00       0220   Goldman Sachs Holdings    Offers equity, fixed
                            Management                                         (U.K.)                    income portfolio and
                            International                                                                mutual fund management
                                                                                                         services in London.
Germany          0105       Archon Group                   100.00       0104   Archon International,     Provides consultancy on
                            Deutschland GmbH                                   Inc.                      economic and technical
                                                                                                         aspects of investment in
                                                                                                         real estate. Set up to
                                                                                                         support Archon's
                                                                                                         activities in Germany.
Germany          0137       Delmora Bank GmbH              100.00       0104   Archon International,     Performing and non
                                                                               Inc.                      performing loan portfolio
                                                                                                         servicer.
Netherlands      0170       Singel Cool One B.V.           100.00       2200   GS Financial Services     Holding entity. Limited
                                                                               L.P. (Del)                partner of Archon Group
                                                                                                         France
Netherlands      0171       Singel Cool Two B.V.           100.00       2200   GS Financial Services     Holding entity. Limited
                                                                               L.P. (Del)                partner of Archon Group
                                                                                                         France
France           0172       Archon Group (France)           99.98       0170   Singel Cool One B.V.      Provides real estate loan
                                                                                                         and property asset
                                                                                                         management as well as
                                                                                                         underwriting services.
Delaware         0683       Goldman Sachs Hedge             99.00       0009   The Goldman Sachs         Registered as a Commodity
                            Fund Strategies LLC                                Group, Inc.               Pool Operator and a
                                                                                                         Commodity Trading Advisor
                                                                                                         with the Commodity Futures
                                                                                                         Trading Commission and is a
                                                                                                         member of the National
                                                                                                         Futures Association in such
                                                                                                         capacities, and is
                                                                                                         registered with the
                                                                                                         Securities and Exchange
                                                                                                         Commission as an
                                                                                                         investment adviser.
Delaware         0080       Goldman Sachs                  100.00       0009   The Goldman Sachs         Owns 1% of Goldman Sachs
                            Financial Markets                                  Group, Inc.               Financial Markets, L.P.
                            L.L.C.
Delaware         6051       Goldman Sachs                   99.00       0009   The Goldman Sachs         OTC derivatives dealer.
                            Financial Markets,                                 Group, Inc.
                            L.P.
United States    0808       River North                    100.00       0009   The Goldman Sachs         Technology hosting.
                            Technologies, INC.                                 Group, Inc.
Delaware         0106       Goldman Sachs                   99.00       1503   MLQ Investors, L.P.       Limited partnership
                            Commercial Mortgage                                                          designed to invest in
                            Capital, L.P.                                                                commercial mortgages.
New York         1502       Goldman Sachs                   99.00       0009   The Goldman Sachs         Purchases and sells
                            Mortgage Company                                   Group, Inc.               residential and commercial
                                                                                                         mortgages for its own
                                                                                                         account.
Delaware         1503       MLQ Investors, L.P.             99.00       0009   The Goldman Sachs         Holds certain mortgage
                                                                               Group, Inc.               properties for liquidation.
Delaware         1510       Main Street Mortgage            99.00       0009   The Goldman Sachs         Florida subsidiary
                            Company, Limited                                   Group, Inc.               acquired to service
                            Partnership                                                                  mortgage portfolios
                                                                                                         (primarily those held by
                                                                                                         Goldman Sachs Mortgage
                                                                                                         Company).
Delaware         1512       GS Mortgage                    100.00       0009   The Goldman Sachs         Formed to issue bond or
                            Securities                                         Group, Inc.               trusts collateralized by
                            Corporation II                                                               commercial mortgage pools.
Delaware         1515       Strategic Mortgage              99.00       0009   The Goldman Sachs         To hold debt and equity
                            Holdings, L.P.                                     Group, Inc.               interests in a Canadian
                                                                                                         broker business.
United States    1521       GRMT, Ltd.                     100.00       1502   Goldman Sachs Mortgage    Entity established to
                                                                               Company                   purchase a performing
                                                                                                         sub-prime pool of
                                                                                                         residential mortgage loans.
United States    1526       SMH II, LLC                    100.00       1515   Strategic Mortgage        Entity established to
                                                                               Holdings, L.P.            facilitate structured
                                                                                                         financing.
United States    1527       Deerwood Corp.                 100.00       0009   The Goldman Sachs         To hold and sell
                                                                               Group, Inc.               manufactured housing loans.
Delaware         1534       Goldman Sachs Asset            100.00       0009   The Goldman Sachs         Acquisition and
                            Backed Securities                                  Group, Inc.               disposition of asset
                            Corp.                                                                        backed securities.
Delaware         2201       Mortgage Asset                 100.00       0009   The Goldman Sachs         Performs administrative
                            Management Corp.                                   Group, Inc.               services related to
                                                                                                         issuance of collateralized
                                                                                                         mortgage obligations GS
                                                                                                         Mortgage Security Corp.
Delaware         2202       GS Mortgage                    100.00       0009   The Goldman Sachs         Issues bonds and/or form
                            Securities Corp.                                   Group, Inc.               trusts to issue bonds
                                                                                                         collateralized by pools of
                                                                                                         mortgage related
                                                                                                         securities.
Delaware         0101       Archon Gen-Par, Inc.           100.00       0009   The Goldman Sachs         1% general partner of
                                                                               Group, Inc.               Archon Group, L.P.
Delaware         0104       Archon International,          100.00       2200   GS Financial Services     Holds investments in
                            Inc.                                               L.P. (Del)                Archon Group Italia S.r.l
                                                                                                         and Archon Group
                                                                                                         International, Inc.
Netherlands      0793       Blossom Holding III BV         100.00       2400   GS European               GS European Opportunities
                                                                               Opportunities             Fund BV subsidary for Ihr
                                                                               Investment Fund B.V.      Platz Investment
United Kingdom   0772       CDV-3, LTD                     100.00       0762   ELQ Investors, Ltd        To hold a portfolio of non
                                                                                                         performing loans in Czech
                                                                                                         Republic.
Netherlands      1491       Ares (Real Estate)              50.00       2200   GS Financial Services     Established to hold real
                            B.V.                                               L.P. (Del)                estate assets from the
                                                                                                         loan workouts in Ares
                                                                                                         Finance S.r.l.
Netherlands      1491       Ares (Real Estate)              50.00       M.I.%  Outside investors         Established to hold real
                            B.V.                                                                         estate assets from the
                                                                                                         loan workouts in Ares
                                                                                                         Finance S.r.l.
Italy            1493       Ares Finance S.r.l.             50.00       0009   The Goldman Sachs         A securitization vehicle
                                                                               Group, Inc.               established under Italian
                                                                                                         law that holds
                                                                                                         sub-performing assets and
                                                                                                         has issued debt secured by
                                                                                                         these assets.
Italy            1493       Ares Finance S.r.l.             50.00       M.I.%  Outside investors         A securitization vehicle
                                                                                                         established under Italian
                                                                                                         law that holds
                                                                                                         sub-performing assets and
                                                                                                         has issued debt secured by
                                                                                                         these assets.
Delaware         1523       CDV-1 Holding Company          100.00       1513   MTGLQ Investors, L.P.     General partner for CDV-1
                            Gen-Par, L.L.C.                                                              Holding Company, LP.
United Kingdom   1524       CDV-1, Ltd.                     91.62       1525   CDV-1 Holding Company,    Set up as a UK-based
                                                                               L.P.                      entity to hold
                                                                                                         non-performing loans.
Delaware         1525       CDV-1 Holding                   89.78       1513   MTGLQ Investors, L.P.     Set up as a partnership to
                            Company, L.P.                                                                own CDV-1, Ltd.
United Kingdom   1528       CDV-2, Ltd.                     90.00       0762   ELQ Investors, Ltd        Entity established to hold
                                                                                                         Czech loan portfolios.
Delaware         2200       GS Financial Services          100.00       0009   The Goldman Sachs         Financing and holding
                            L.P. (Del)                                         Group, Inc.               company for various GS
                                                                                                         entities.
British Virgin   0920       Goldman Sachs                  100.00       1001   Goldman Sachs Global      Expatriate and TCN dual
Islands                     Services (B.V.I.)                                  Services II Limited       contract employment
                            Limited                                                                      vehicle.

Cayman Islands   1000       Goldman Sachs Global           100.00       0009   The Goldman Sachs         Non-regulated entity which
                            Services I Limited                                 Group, Inc.               employs U.S. citizens or
                                                                                                         green card holders in
                                                                                                         various foreign offices.
Cayman Islands   1001       Goldman Sachs Global            99.00       1222   Goldman Sachs (Cayman)    Non-regulated entity that
                            Services II Limited                                Holding Company           employs U.S. citizens or
                                                                                                         green card holders in
                                                                                                         various foreign offices.
New Jersey       0091       GSJC 50 Hudson Urban           100.00       0009   The Goldman Sachs         Lessee and construction
                            Renewal L.L.C.                                     Group, Inc.               agent for construction
                                                                                                         project in Jersey City.
Delaware         0092       GSJC Land L.L.C.               100.00       0009   The Goldman Sachs         Land owner - Jersey City
                                                                               Group, Inc.
New Jersey       0093       GSJC 30 Hudson Urban           100.00       0009   The Goldman Sachs         Lessee and construction
                            Renewal L.L.C.                                     Group, Inc.               agent for construction
                                                                                                         project in Jersey City.
Delaware         0094       GSJC Master Lessee             100.00       0009   The Goldman Sachs         Master lessee for
                            L.L.C.                                             Group, Inc.               construction project in
                                                                                                         Jersey City
New Jersey       0096       MLK Drive Urban                100.00       0009   The Goldman Sachs         Lessee and construction
                            Renewal L.L.C.                                     Group, Inc.               agent for construction
                                                                                                         project in Jersey City.
Delaware         0097       PH Pier Management LLC         100.00       0092   GSJC Land L.L.C.          Purchasing, investing in,
                                                                                                         financing, selling,
                                                                                                         leasing and otherwise
                                                                                                         dealing with direct and
                                                                                                         indirect interests in real
                                                                                                         estate assets (including
                                                                                                         mortgage loans) and in
                                                                                                         companies or entities
                                                                                                         owning, leasing and
                                                                                                         otherwise operating and
                                                                                                         maintaining such asset
New York         0487       SLK LLC                         99.00       0009   The Goldman Sachs         General partner of Goldman
                                                                               Group, Inc.               Sachs Execution &
                                                                                                         Clearing, L.P. (f/k/a
                                                                                                         Spear, Leeds & Kellogg,
                                                                                                         LP.)
Delaware         0488       SLK Acquisition                100.00       0009   The Goldman Sachs         Holding company owning 1%
                            Holdings, Inc.                                     Group, Inc.               membership interest in SLK
                                                                                                         LLC.
Delaware         0533       Federal Boulevard,             100.00       0009   The Goldman Sachs         Established to purchase a
                            L.L.C.                                             Group, Inc.               data center.
United Kingdom   0201       Goldman Sachs                   99.00       0220   Goldman Sachs Holdings    Broker/dealer which
                            International                                      (U.K.)                    engages in proprietary and
                                                                                                         agency transactions in the
                                                                                                         fixed income, equity, and
                                                                                                         currency markets; provides
                                                                                                         Investment banking services
                                                                                                         in Europe.
Delaware         0313       Goldman Sachs Asset             99.00       0009   The Goldman Sachs         Offers wide range of
                            Management, L.P.                                   Group, Inc.               investment advisory
                                                                                                         services and is holding
                                                                                                         company for Goldman Sachs
                                                                                                         Asset Management Japan
                                                                                                         Limited.
Delaware         0314       Stone Street Pep               100.00       0009   The Goldman Sachs         Consolidated employee fund.
                            Technology Fund 2000,                              Group, Inc.
                            L.P.
Delaware         0686       Goldman Sachs Liquid           100.00       0009   The Goldman Sachs         To facilitate the
                            Trading Opportunities                              Group, Inc.               consolidation of the GSAM
                            Fund, LLC                                                                    fund Seed Investments.
Delaware         0688       Goldman Sachs Core             100.00       0009   The Goldman Sachs         To achieve attractive
                            Long/Short Portfolio,                              Group, Inc.               risk-adjusted returns
                            L.P.                                                                         primarily by taking long
                                                                                                         and short positions in
                                                                                                         individual US equity
                                                                                                         securities.
Monaco           0227       Goldman Sachs                  100.00       0709   Goldman Sachs Group       IMD/PWM business
                            (Monaco) S.A.M.                                    Holdings (U.K.)           development in Monaco,
                                                                                                         Middle East area and
                                                                                                         France.
France           0851       Goldman Sachs Paris             99.00       0001   Goldman, Sachs & Co.      Activities : IBD,
                            Inc. et Cie                                                                  Equities, GSAM,
                                                                                                         derivatives with Mexican
                                                                                                         counterparts. Regulated by
                                                                                                         the Commission Bancaire.
New York         0484       SLK Index Specialists          100.00       0495   Goldman Sachs             Specialist and
                            L.L.C.                                             Execution & Clearing,     market-maker in various
                                                                               L.P.                      Exchange Traded Funds
                                                                                                         (ETFs) and options on ETFs
                                                                                                         which are traded on the
                                                                                                         AMEX.
New York         0485       Spear, Leeds &                 100.00       0495   Goldman Sachs             NYSE stock specialist firm
                            Kellogg Specialists                                Execution & Clearing,     on 2 stocks in Dow Jones
                            LLC                                                L.P.                      and 17 stocks in the S&P
                                                                                                         500.
New York         0495       Goldman Sachs                  100.00       0487   SLK LLC                   Broker Dealer (SEC File
                            Execution & Clearing,                                                        No. 8-00526), proprietary
                            L.P.                                                                         trading, and customer
                                                                                                         business clearing firm.
France           0763       Resimarne SAS                   86.00       0762   ELQ Investors, Ltd        Purchase of Euro Disney
                                                                                                         resort buildings.
France           0766       Percier Finance SAS             90.00       0762   ELQ Investors, Ltd        Investment company.
Portugal         0767       Fleet Properties,               99.00       0762   ELQ Investors, Ltd        REO vehicle for potential
                                                                                                         Compra e Venda de
                                                                                                         acquisitions of real
                                                                                                         Imoveis, Lda estate from
                                                                                                         PMF-1 Ltd.
United Kingdom   2403       PMF-1, Ltd.                     95.00       0762   ELQ Investors, Ltd        Set-up for the purpose of
                                                                                                         acquiring a portfolio of
                                                                                                         non-performing Portuguese
                                                                                                         mortgages.
United Kingdom   2404       PMF-2, LTD                      75.00       2400   GS European               Set-up for the purpose of
                                                                               Opportunities             acquiring a 95%
                                                                               Investment Fund B.V.      participation in a
                                                                                                         portfolio of
                                                                                                         non-performing Portuguese
                                                                                                         mortgages from PMF-1, Ltd.
United Kingdom   2404       PMF-2, LTD                      25.00       M.I.%  Outside investors         Set-up for the purpose of
                                                                                                         acquiring a 95%
                                                                                                         participation in a
                                                                                                         portfolio of
                                                                                                         non-performing Portuguese
                                                                                                         mortgages from PMF-1, Ltd.
Australia        2326       501-2 Investment               100.00       2325   Rothmill Investment       Set up as part of an AMSSG
                            Partnership                                        Company                   Structured Investing Group
                                                                                                         transaction.
Australia        2327       201-2 Investment               100.00       2325   Rothmill Investment       Set up as part of an AMSSG
                            Partnership                                        Company                   Structured Investing Group
                                                                                                         transaction.
Cayman Islands   2325       Rothmill Investment            100.00       2320   GS Diversified            Set up as part of an AMSSG
                            Company                                            Investments Limited       Structured Investing Group
                                                                                                         transaction.
Cayman Islands   2328       ACP Partnership                100.00       2324   Wyndham Investments II    Set up as part of an AMSSG
                            Services                                           Limited                   Structured Investing Group
                                                                                                         transaction.
Cayman Islands   2321       GS Diversified                 100.00       2322   GS DIversified Funding    Set up as part of an AMSSG
                            Holdings Limited                                   LLC                       Structured Investing Group
                                                                                                         transaction.
Cayman Islands   2323       Wyndham Investments I           86.67       2200   GS Financial Services     Set up as part of an AMSSG
                            Limited                                            L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
Cayman Islands   2324       Wyndham Investments            100.00       2323   Wyndham Investments I     Set up as part of an AMSSG
                            II Limited                                         Limited                   Structured Investing Group
                                                                                                         transaction.
Cayman Islands   2330       Lorraine Funding               100.00       1222   Goldman Sachs (Cayman)    Set up as part of an AMSSG
                            Limited                                            Holding Company           Structured Investing Group
                                                                                                         transaction.
France           0413       Laffitte                        90.00       2331   Chiltern Trust            Set up as part of an AMSSG
                            Participation 10                                                             Structured Investing Group
                                                                                                         transaction.
France           0414       Laffitte                       100.00       0413   Laffitte Participation    Set up as part of an AMSSG
                            Participation 12                                   10                        Structured Investing Group
                                                                                                         transaction.
United States    0415       GS Longport                    100.00       0414   Laffitte Participation    Set up as part of an AMSSG
                            Investment Corporation                             12                        Structured Investing Group
                                                                                                         transaction.
United States    0416       GS Oceanside                   100.00       0415   GS Longport Investment    Set up as part of an AMSSG
                            Investments LLC                                    Corporation               Structured Investing Group
                                                                                                         transaction.
United States    0417       Normandy Funding               100.00       2200   GS Financial Services     Set up as part of an AMSSG
                            Corporation                                        L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
United States    0417       Normandy Funding               100.00       2200   GS Financial Services     Set up as part of an AMSSG
                            Corporation                                        L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
Isle of Jersey   2331       Chiltern Trust                  95.00       2200   GS Financial Services     Formed in connection with
                                                                               L.P. (Del)                a third party funding
                                                                                                         transaction.
Cayman Islands   0186       Elbe Funding Limited           100.00       1222   Goldman Sachs (Cayman)    Set up as part of an AMSSG
                                                                               Holding Company           Structured Investing Group
                                                                                                         transaction.
Isle of Jersey   0187       Rhys Trust                      95.00       2200   GS Financial Services     Set up as part of an AMSSG
                                                                               L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
Isle of Jersey   0188       Sapien Limited                 100.00       0187   Rhys Trust                Set up as part of an AMSSG
                                                                                                         Structured Investing Group
                                                                                                         transaction.
Isle of Jersey   0189       Sargasso Limited               100.00       0188   Sapien Limited            Set up as part of an AMSSG
                                                                                                         Structured Investing Group
                                                                                                         transaction.
Delaware         0410       Minerva L.P.                    99.00       0009   The Goldman Sachs         Set up as part of an AMSSG
                                                                               Group, Inc.               Structured Investing Group
                                                                                                         transaction.
Delaware         0411       Minerva Inc.                   100.00       0009   The Goldman Sachs         Set up as part of an AMSSG
                                                                               Group, Inc.               Structured Investing Group
                                                                                                         transaction.
United States    0691       GS A320 LLC                    100.00       2298   GSFS Investments I        Set up as part of Private
                                                                               Corp.                     Finance Group Leasing
                                                                                                         Transaction.
United States    0692       GS RJX Leasing LLC             100.00       2298   GSFS Investments I        Set up as part of Private
                                                                               Corp.                     Finance Group Leasing
                                                                                                         Transaction.
Delaware         2228       Luge LLC                       100.00       2234   Mehetia Holdings Inc.     Set up as part of an AMSSG
                                                                                                         Structured Investing Group
                                                                                                         transaction.
Delaware         2234       Mehetia Holdings Inc.           50.00       2236   GS Mehetia LLC            Parent company of Luge
                                                                                                         LLC, Mehetia Inc and
                                                                                                         Carrera2 LLC.
Delaware         2234       Mehetia Holdings Inc.           30.00       2237   GS Mehetia Partnership    Parent company of Luge
                                                                               LP                        LLC, Mehetia Inc and
                                                                                                         Carrera2 LLC.
Delaware         2235       GS Mehetia Corp.               100.00       0009   The Goldman Sachs         Set up as part of an AMSSG
                                                                               Group, Inc.               Structured Investing Group
                                                                                                         transaction.
Delaware         2236       GS Mehetia LLC                 100.00       0009   The Goldman Sachs         Parent company of GS
                                                                               Group, Inc.               Mehetia Holdings Inc.
Delaware         2237       GS Mehetia                      99.00       2236   GS Mehetia LLC            Set up as part of an AMSSG
                            Partnership LP                                                               Structured Investing Group
                                                                                                         transaction.
Delaware         2238       Mehetia Inc.                   100.00       2234   Mehetia Holdings Inc.     Formed in connection with
                                                                                                         a third party funding
                                                                                                         transaction.
Delaware         2239       Carrera2 LLC                   100.00       2234   Mehetia Holdings Inc.     Set up as part of an AMSSG
                                                                                                         Structured Investing Group
                                                                                                         transaction.
Delaware         2284       GS Global Markets,             100.00       2200   GS Financial Services     Set up as part of an AMSSG
                            Inc.                                               L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
Delaware         2299       Energy Center                  100.00       2298   GSFS Investments I        Set up as part of an AMSSG
                            Holdings, LLC                                      Corp.                     Structured Investing Group
                                                                                                         transaction.
United States    2301       GS 737 Classics                100.00       2298   GSFS Investments I        Set up as part of an AMSSG
                            Leasing LLC                                        Corp.                     Structured Investing Group
                                                                                                         transaction.
Delaware         2302       GS Funding                     100.00       2303   GS Funding                Set up as part of an AMSSG
                            Opportunities LLC                                  Opportunities II LLC      Structured Investing Group
                                                                                                         transaction.
Delaware         2303       GS Funding                     100.00       2200   GS Financial Services     Set up as part of an AMSSG
                            Opportunities II LLC                               L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
United States    2320       GS Diversified                 100.00       2200   GS Financial Services     Set up as part of an AMSSG
                            Investments Limited                                L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
United States    2322       GS DIversified                 100.00       0009   The Goldman Sachs         Set up as part of an AMSSG
                            Funding LLC                                        Group, Inc.               Structured Investing Group
                                                                                                         transaction.
United States    0554       GS Capital                     100.00       2200   GS Financial Services     Set up as part of an AMSSG
                            Opportunities LLC                                  L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
United States    0555       GS Financing                   100.00       0554   GS Capital                Set up as part of an AMSSG
                            Opportunities LLC                                  Opportunities LLC         Structured Investing Group
                                                                                                         transaction.

Delaware         0190       GS Capital Partners            100.00       0009   The Goldman Sachs         Consolidated financials
                            2000 Employee Fund,                                Group, Inc.               for approximately twenty
                            L.P.                                                                         Principal Investments
                                                                                                         employee funds.
Delaware         0532       GS Prime Holdings              100.00       0009   The Goldman Sachs         Acquired as part of the
                            L.L.C.                                             Group, Inc.               Linden Venture.
Delaware         0948       GS Linden Power                100.00       0009   The Goldman Sachs         Consolidated financials
                            Holdings LLC                                       Group, Inc.               for six entities acquired
                                                                                                         as part of the Linden
                                                                                                         acquisition.
Singapore        0802       J. Aron & Company              100.00       0805   Goldman Sachs Foreign     Singapore based entity
                            (Singapore) Pte.                                   Exchange (Singapore)      that deals in commodities
                                                                               PTE.                      in the spot, forward and
                                                                                                         future markets.
Delaware         0100       Archon Group, L.P.              99.00       0009   The Goldman Sachs         Real estate property/asset
                                                                               Group, Inc.               manager owned by The
                                                                                                         Goldman Sachs Group, Inc.
Delaware         0107       Goldman Sachs                  100.00       1503   MLQ Investors, L.P.       Acts as a general partner
                            Commercial Mortgage                                                          of Archon Financial L.P.
                            Capital, LLC
New York         1501       Goldman Sachs Real             100.00       0009   The Goldman Sachs         1% corporate general
                            Estate Funding Corp.                               Group, Inc.               partner of Goldman Sachs
                                                                                                         Mortgage Company.
Delaware         1506       MLQ, L.L.C.                     99.00       0009   The Goldman Sachs         1% general partner of MLQ
                                                                               Group, Inc.               Investors, L.P. and MTGLQ
                                                                                                         Investors, L.P.
Delaware         1516       Strategic Mortgage             100.00       0009   The Goldman Sachs         General partner of
                            Holdings, Inc.                                     Group, Inc.               Strategic Mortgage
                                                                                                         Holdings, LP.
Japan            0406       Bay Wind Realty                 40.00       1503   MLQ Investors, L.P.       Real estate business.
                            Finance (Cayman)
                            Company
Japan            0406       Bay Wind Realty                 53.48       M.I.%  Outside investors         Real estate business.
                            Finance (Cayman)
                            Company
Japan            0552       South Wind Realty               46.52       1503   MLQ Investors, L.P.       Acquisition of golf
                            Finance (Cayman)                                                             courses and purchase of
                            Company                                                                      loans secured by Nitto
                                                                                                         Kogyo 30 golf courses.
Japan            0552       South Wind Realty               41.85       M.I.%  Outside investors         Acquisition of golf
                            Finance (Cayman)                                                             courses and purchase of
                            Company                                                                      loans secured by Nitto
                                                                                                         Kogyo 30 golf courses.
Japan            0307       Goldman Sachs Realty           100.00       1503   MLQ Investors, L.P.       Liaison services and other
                            Japan Ltd.                                                                   activities with respect to
                                                                                                         real estate loans,
                                                                                                         transactions in or outside
                                                                                                         of Japan; holds leases for
                                                                                                         Japan based entities,
                                                                                                         Japanese real estate agent
                                                                                                         services; serving as
                                                                                                         holding company of real
                                                                                                         estate loan Special Purpose
                                                                                                         Companies (SPCs).
Japan            0310       A&G Investments Co.,           100.00       0307   Goldman Sachs Realty      Non-performing loan
                            Ltd.                                               Japan Ltd.                investment.
Japan            0324       Palmwood Co., Ltd.             100.00       0307   Goldman Sachs Realty      Holding loans purchased
                                                                               Japan Ltd.                from PIAJ, Hyogin Factor,
                                                                                                         NED and Midori Card.
Delaware         0329       GS Strategic                   100.00       0009   The Goldman Sachs         Holds equity in private
                            Investments Japan LLC                              Group, Inc.               and public entities in
                                                                                                         Japan, TK arrangements in
                                                                                                         Japan, SPCs that hold
                                                                                                         investments
                                                                                                         (equity/loans/REO) in
                                                                                                         Japan, and US SPCs that
                                                                                                         have US investments that
                                                                                                         are a result of Japan
                                                                                                         business activities.
Japan            0330       Jupiter Investment             100.00       1503   MLQ Investors, L.P.       Holds Haseko and MyPrint
                            Co., Ltd.                                                                    shares and other equities.
Japan            0332       Lime Green Co., Ltd.           100.00       1503   MLQ Investors, L.P.       Purchasing and selling
                                                                                                         loans.
Japan            0333       CFGI Co., Ltd.                 100.00       0307   Goldman Sachs Realty      Purchase of non-performing
                                                                               Japan Ltd.                loans. Owns hotels.
Malaysia         0334       Mercer Investments IV           50.00       0160   Goldman Sachs (Asia)      Investment in the Cho Hung
                            Private Ltd.                                       Finance                   Bank deal.
Malaysia         0334       Mercer Investments IV           50.00       M.I.%  Outside investors         Investment in the Cho Hung
                            Private Ltd.                                                                 Bank deal.
Korea            0337       Express                        100.00       2204   Best Investments          Invest in Cho Hung bank
                            Securitization                                     (Delaware) L.L.C.         deal.
                            Specialty L.L.C.
Japan            0340       R & G Co., Ltd.                 93.33       0307   Goldman Sachs Realty      Invests in non-performing
                                                                               Japan Ltd.                loans.
Malaysia         0344       Mercer Investments V           100.00       0160   Goldman Sachs (Asia)      Investment in
                            Private Ltd.                                       Finance                   non-performing assets.
Korea            0345       Express II                      60.00       2204   Best Investments          Invest in Cho Hung bank
                            Securitization                                     (Delaware) L.L.C.         deal.
                            Specialty L.L.C.
Korea            0345       Express II                      40.00       M.I.%  Outside investors         Invest in Cho Hung bank
                            Securitization                                                               deal.
                            Specialty L.L.C.
Japan            0347       GAC Personal Co., Ltd.         100.00       0307   Goldman Sachs Realty      Purchasing residential
                                                                               Japan Ltd.                loans from Chiyoda Life.
Japan            0356       Archon Hospitality             100.00       0307   Goldman Sachs Realty      Holding company for
                            Co., Ltd.                                          Japan Ltd.                certain hotel entities.
Japan            0357       Leaf Green Co., Ltd            100.00       0307   Goldman Sachs Realty      Purchase of non-performing
                                                                               Japan Ltd.                loans.
Japan            0358       Linden Wood, Ltd.              100.00       1503   MLQ Investors, L.P.       Purchase of non-performing
                                                                                                         loans.
Japan            0359       Solar Wind Ltd.                100.00       1503   MLQ Investors, L.P.       Purchasing loans from SMBC.
Japan            0408       Prime Equity Co., Ltd.         100.00       0409   MG Partners Co., Ltd.     Real estate business.
Japan            0409       MG Partners Co., Ltd.          100.00       2313   Solar Wind TK             Real estate business.
                                                                                                         Consolidation of Japan
                                                                                                         entity.
Japan            0499       Kansai Realty Co.,             100.00       0409   MG Partners Co., Ltd.     Real estate business.
                            Ltd.
Japan            0501       Hyogo Wide Service             100.00       2309   GAC Personal TK           Guarantee loan purchased
                            Co., Ltd.                                                                    from RCC.
Japan            0502       Midori Data Co., Ltd.          100.00       2309   GAC Personal TK           Guarantee loan purchased
                                                                                                         from RCC.
Japan            0503       Wakaba Hoken Daiko             100.00       2309   GAC Personal TK           Guarantee loan purchased
                            Co., Ltd.                                                                    from RCC.
Japan            0504       Minami Aoyama                  100.00       0307   Goldman Sachs Realty      Land assemblage.  Partial
                            Kaihatsu Co., Ltd.                                 Japan Ltd.                owner of GS Headquarters
                                                                                                         LLC.
Japan            0791       Nihon Endeavor Fund             66.66       0307   Goldman Sachs Realty      Purchasing loan (SMBC
                            Co., Ltd.                                          Japan Ltd.                Rivival Fund).
Japan            0791       Nihon Endeavor Fund             33.34       M.I.%  Outside investors         Purchasing loan (SMBC
                            Co., Ltd.                                                                    Rivival Fund).
Japan            1990       Keyakizaka Finance             100.00       2200   GS Financial Services     Money lending business.
                            Co., Ltd.                                          L.P. (Del)
Japan            1991       Goldman Sachs Japan            100.00       2200   GS Financial Services     Money lending business.
                            Finance K.K.                                       L.P. (Del)
Japan            1993       CMA Co., Ltd.                  100.00       1994   Linden Wood IIS TK        Consolidation of Japan
                                                                                                         entity.
Japan            1994       Linden Wood IIS TK              75.00       2200   GS Financial Services     Consolidation of Japan
                                                                               L.P. (Del)                entity.
Japan            1995       Linden Wood IIS Ltd.           100.00       1503   MLQ Investors, L.P.       Consolidation of Japan
                                                                                                         entity.
Japan            1996       Merchant Support Co.,          100.00       0307   Goldman Sachs Realty      Merchant joint venture.
                            Ltd.                                               Japan Ltd.
Japan            1997       Real Estate Creation           100.00       0307   Goldman Sachs Realty      Consolidation of Japan
                            Fund Co., Ltd.                                     Japan Ltd.                entity.
Japan            1998       REC Investments Co.,           100.00       0307   Goldman Sachs Realty      Consolidation of Japan
                            Ltd.                                               Japan Ltd.                entity.
Japan            1999       Solar Wind II Ltd.             100.00       1503   MLQ Investors, L.P.       Consolidation of Japan
                                                                                                         entity.
Japan            2000       Solar Wind II TK                75.00       2356   Kirl (Delawar)e LLC       Consolidation of Japan
                                                                                                         entity.
Japan            2003       Kawasaki Holdings               71.50       M.I.%  Outside investors         Consolidation of Japan
                            Co., Ltd.                                                                    entity.
Japan            2004       Shiroganeya Co., Ltd.          100.00       0307   Goldman Sachs Realty      Consolidation of Japan
                                                                               Japan Ltd.                entity.
Japan            2005       White Ocean Co., Ltd.          100.00       0307   Goldman Sachs Realty      Consolidation of Japan
                                                                               Japan Ltd.                entity.
Japan            2006       Merchant Capital Co.,          100.00       0307   Goldman Sachs Realty      Consolidation of Japan
                            Ltd.                                               Japan Ltd.                entity.
Japan            2014       Sakurazaka Kaihatsu             50.00       0307   Goldman Sachs Realty      Consolidation of Japan
                            Co., Ltd.                                          Japan Ltd.                entity.
Japan            2014       Sakurazaka Kaihatsu             50.00       M.I.%  Outside investors         Consolidation of Japan
                            Co., Ltd.                                                                    entity.
Delaware         2204       Best Investments               100.00       2200   GS Financial Services     Holding company for
                            (Delaware) L.L.C.                                  L.P. (Del)                Express Securitization
                                                                                                         Specialty L.L.C. and
                                                                                                         Express II Securitization
                                                                                                         Specialty L.L.C.
Japan            2300       Minato Debt                    100.00       1503   MLQ Investors, L.P.       Core servicer for loan and
                            Collection K.K.                                                              real estate SPCs in Japan.
Japan            2309       GAC Personal TK                 95.00       2200   GS Financial Services     Purchasing residential
                                                                               L.P. (Del)                loans from Chiyoda Life.
Japan            2311       Linden Wood TK                  75.00       2200   GS Financial Services     Purchase of distressed
                                                                               L.P. (Del)                loans.
Japan            2312       Leaf Green TK                   45.51       0160   Goldman Sachs (Asia)      Purchase of non-performing
                                                                               Finance                   loans.
Japan            2312       Leaf Green TK                   49.49       M.I.%  Outside investors         Purchase of non-performing
                                                                                                         loans.
Japan            2313       Solar Wind TK                   75.00       2356   Kirl (Delawar)e LLC       Purchase of distressed
                                                                                                         loans.
Japan            2314       Nihon Endeavor Fund TK          55.04       0009   The Goldman Sachs         Purchase of distressed
                                                                               Group, Inc.               loans
Japan            2314       Nihon Endeavor Fund TK          41.56       M.I.%  Outside investors         Purchase of distressed
                                                                                                         loans
Japan            2315       Kyushu Hotel                   100.00       0307   Goldman Sachs Realty      Management of hotel.
                            Management Co., Ltd.                               Japan Ltd.
Cayman Islands   6001       JLQ LLC                        100.00       2200   GS Financial Services     Entity established for the
                                                                               L.P. (Del)                purchase of loans.
Japan            6005       JTGLQ Company                  100.00       2200   GS Financial Services     Group is primarily
                                                                               L.P. (Del)                involved in the
                                                                                                         acquisition of
                                                                                                         non-performing corporate
                                                                                                         loans from lending
                                                                                                         operations.
Japan            6006       JTGLQ TK                        32.33       6001   JLQ LLC                   Purchase of non-performing
                                                                                                         corporate loans.
Japan            6006       JTGLQ TK                        67.67       6005   JTGLQ Company             Purchase of non-performing
                                                                                                         corporate loans.

Japan            6007       Nasu Urban Properties          100.00       6001   JLQ LLC                   Holding property of
                            Co., Ltd.                                                                    Japanese style hotel,
                                                                                                         "Ouan".
Japan            0398       ReC Investments TK              69.00       0329   GS Strategic              Consolidation of Japan
                                                                               Investments Japan LLC     entity.
Japan            0398       ReC Investments TK              26.00       M.I.%  Outside investors         Consolidation of Japan
                                                                                                         entity.
Japan            0399       Real Estate Creation            85.00       0398   ReC Investments TK        Consolidation of Japan
                            Fund TK                                                                      entity.
Hong Kong        2353       FJT (HK) Limited                30.00       0165   Goldman Sachs (Asia)      To hold a hotel property
                                                                               Finance Holdings L.L.C.   in China.
Hong Kong        2353       FJT (HK) Limited                70.00       M.I.%  Outside investors         To hold a hotel property
                                                                                                         in China.
Japan            2015       Blue Daisy Co., Ltd.            50.00       0307   Goldman Sachs Realty      Consolidation of Japan
                                                                               Japan Ltd.                entity.
Japan            2015       Blue Daisy Co., Ltd.            50.00       M.I.%  Outside investors         Consolidation of Japan
                                                                                                         entity.
Japan            0173       Toriizaka Kaihatsu              28.50       0329   GS Strategic              Consolidation of Japan
                            Co., Ltd.                                          Investments Japan LLC     entity.
Japan            0173       Toriizaka Kaihatsu              71.50       M.I.%  Outside investors         Consolidation of Japan
                            Co., Ltd.                                                                    entity.
Japan            2354       Linden Wood II Ltd.             75.00       2200   GS Financial Services     Consolidation of Japan
                                                                               L.P. (Del)                entity.
Cayman Islands   1222       Goldman Sachs                   97.00       0009   The Goldman Sachs         Holding company for
                            (Cayman) Holding                                   Group, Inc.               Goldman, Sachs & Co. oHG,
                            Company                                                                      Goldman, Sachs & Co. Bank,
                                                                                                         Goldman Sachs (Cayman)
                                                                                                         Trust Limited, GS Asia LLC,
                                                                                                         Goldman Sachs Global
                                                                                                         Services II Limited, and GS
                                                                                                         Asia Pacific LLC.
United Kingdom   0220       Goldman Sachs                  100.00       0709   Goldman Sachs Group       Non-regulated holding
                            Holdings (U.K.)                                    Holdings (U.K.)           company for U.K. entities.
United Kingdom   0226       Signum Limited                 100.00       0700   Goldman Sachs (UK)        Entity used to report all
                                                                               L.L.C.                    consolidated Signum
                                                                                                         variable interest entities
                                                                                                         under FIN-46R.  (Not a
                                                                                                         legal entity - set up for
                                                                                                         SPV consolidation process
                                                                                                         only)
Delaware         0700       Goldman Sachs (UK)             100.00       0009   The Goldman Sachs         Non-regulated holding
                            L.L.C.                                             Group, Inc.               company for Goldman Sachs
                                                                                                         Group Holdings (U.K.)
United Kingdom   0709       Goldman Sachs Group            100.00       0700   Goldman Sachs (UK)        Holding company.  Owns
                            Holdings (U.K.)                                    L.L.C.                    100% of Fleet Trade; 100%
                                                                                                         of Goldman Sachs
                                                                                                         International Bank; and
                                                                                                         minority interest in a
                                                                                                         number of UK entities.
United Kingdom   1244       Killingholme Power             100.00       0709   Goldman Sachs Group       Acquired as part of an
                            Group Limited                                      Holdings (U.K.)           AMSSG Structured Investing
                                                                                                         Group transaction.
United Kingdom   1245       Killingholme                   100.00       1247   Killingholme Holdings     Acquired as part of an
                            Generation Limited                                 Limited                   AMSSG Structured Investing
                                                                                                         Group transaction.
United Kingdom   1246       Killingholme Power             100.00       1245   Killingholme              Acquired as part of an
                            Limited                                            Generation Limited        AMSSG Structured Investing
                                                                                                         Group transaction.
United Kingdom   1247       Killingholme Holdings          100.00       1244   Killingholme Power        Acquired as part of an
                            Limited                                            Group Limited             AMSSG Structured Investing
                                                                                                         Group transaction.
Cayman Islands   1539       Dunvegan Investments,          100.00       0220   Goldman Sachs Holdings    Investment company.
                            Ltd.                                               (U.K.)
United Kingdom   0291       GS Global Funding              100.00       0201   Goldman Sachs             Was holding a Far East
                            (UK) Limited                                       International             structured finance deal
                                                                                                         which has been unwound.
Delaware         0760       Goldman Sachs                   99.00       0009   The Goldman Sachs         Non-regulated Delaware
                            Overseas Finance, L.P.                             Group, Inc.               limited partnership formed
                                                                                                         to issue debt notes in
                                                                                                         back to back relationships
                                                                                                         with affiliates.
Delaware         0860       Goldman Sachs (UK)              99.00       0700   Goldman Sachs (UK)        Holding company which owns
                            L.L.C. III                                         L.L.C.                    Goldman Sachs Asset
                                                                                                         Management Holdings
United Kingdom   0862       Goldman Sachs Asset            100.00       0860   Goldman Sachs (UK)        Non-regulated holding
                            Management Holdings                                L.L.C. III                company formed in
                                                                                                         connection with CIN
                                                                                                         Management.
United Kingdom   0863       CIN Management                 100.00       0862   Goldman Sachs Asset       U.K. based asset
                                                                               Management Holdings       management company for
                                                                                                         British Coal pension
                                                                                                         funds. Company has ceased
                                                                                                         to trade and awaiting
                                                                                                         liquidation
Cayman Islands   2224       GS Global Funding              100.00       2223   GS Global Funding, Inc.   Holding company for
                            (Cayman) Limited                                                             Hechshire Limited.
United Kingdom   2225       Hechshire Limited              100.00       2224   GS Global Funding         Entity established to
                                                                               (Cayman) Limited          facilitate structured
                                                                                                         financing, specifically a
                                                                                                         loan note issuance by
                                                                                                         Goldman Sachs
                                                                                                         International.
United States    2020       GS Macro Investments           100.00       2002   GS Macro Investments      Set up as part of an AMSSG
                            III, LLC                                           LLC                       Structured Investing Group
                                                                                                         transaction.
United States    2021       GS Macro Investments           100.00       2002   GS Macro Investments      Set up as part of an AMSSG
                            IV, LLC                                            LLC                       Structured Investing Group
                                                                                                         transaction.
United States    2022       GS Macro Investments           100.00       2002   GS Macro Investments      Set up as part of an AMSSG
                            V, LLC                                             LLC                       Structured Investing Group
                                                                                                         transaction.
United States    2001       GS Wind Holdings LLC           100.00       2298   GSFS Investments I        Holding company for
                                                                               Corp.                     acquisition of Zilkha
                                                                                                         Renewable Energy.
United States    2002       GS Macro Investments            88.89       1513   MTGLQ Investors, L.P.     Set up as part of an AMSSG
                            LLC                                                                          Structured Investing Group
                                                                                                         transaction.
United States    2007       GSGF Investments Inc.          100.00       2223   GS Global Funding, Inc.   Set up as part of an AMSSG
                                                                                                         Structured Investing Group
                                                                                                         transaction.
United States    2008       GS Macro Investments           100.00       0009   The Goldman Sachs         Entity does not legally
                            2006 LLC                                           Group, Inc.               exist; in DBS for systems
                                                                                                         testing purposes.
United States    2009       GS Macro Investments           100.00       2002   GS Macro Investments      Set up as part of an AMSSG
                            II, LLC                                            LLC                       Structured Investing Group
                                                                                                         transaction.
United States    2010       GS Macro Investments           100.00       2002   GS Macro Investments      Set up as part of an AMSSG
                            I, LLC                                             LLC                       Structured Investing Group
                                                                                                         transaction.
United States    2011       Forres LLC                     100.00       2007   GSGF Investments Inc.     Set up as part of an AMSSG
                                                                                                         Structured Investing Group
                                                                                                         transaction.
United States    2012       Ellon LLC                      100.00       2011   Forres LLC                Set up as part of an AMSSG
                                                                                                         Structured Investing Group
                                                                                                         transaction.
Delaware         2223       GS Global Funding,             100.00       2200   GS Financial Services     Investment vehicle/holding
                            Inc.                                               L.P. (Del)                company for structured
                                                                                                         investments.
Delaware         2231       GSGF Mortgage I Co.             81.00       2223   GS Global Funding, Inc.   Set up as part of an AMSSG
                                                                                                         Structured Investing Group
                                                                                                         transaction.
Delaware         2232       GSGF Mortgage II Co.           100.00       2231   GSGF Mortgage I Co.       Set up as part of an AMSSG
                                                                                                         Structured Investing Group
                                                                                                         transaction.
Delaware         2258       GS Global Partners LLC         100.00       2200   GS Financial Services     Set up as part of an AMSSG
                                                                               L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
Delaware         2279       GS Mortgage I                  100.00       1502   Goldman Sachs Mortgage    Set up as part of an AMSSG
                            Holdings, LLC                                      Company                   Structured Investing Group
                                                                                                         transaction.
Delaware         2298       GSFS Investments I             100.00       2200   GS Financial Services     Investment vehicle/holding
                            Corp.                                              L.P. (Del)                company for structured
                                                                                                         investments.
United States    2343       GS Diversified                 100.00       2200   GS Financial Services     Set up as part of an AMSSG
                            Finance I, LLC                                     L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
United States    2344       GS Diversified                 100.00       2200   GS Financial Services     Set up as part of an AMSSG
                            Finance II, LLC                                    L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
United States    2345       GS Diversified                 100.00       2200   GS Financial Services     Set up as part of an AMSSG
                            Finance III, LLC                                   L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
United States    2346       GS Diversified                 100.00       2200   GS Financial Services     Set up as part of an AMSSG
                            Finance IV, LLC                                    L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
United States    2347       GS Diversified                 100.00       2200   GS Financial Services     Set up as part of an AMSSG
                            Finance V, LLC                                     L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
Delaware         2349       GS Diversified                  99.99       2200   GS Financial Services     Formed to facilitate a
                            Holdings II LLC                                    L.P. (Del)                client transaction.
Singapore        0804       Goldman Sachs                  100.00       0805   Goldman Sachs Foreign     Singapore based broker,
                            (Singapore) Pte.                                   Exchange (Singapore)      fund manager and
                                                                               PTE.                      investment banking advisor.
Philippines      6151       Astoria Investments            100.00       0160   Goldman Sachs (Asia)      The Company owns
                            Ventures, Inc.                                     Finance                   approximately 18.6% of the
                                                                                                         ERP shares issued by a
                                                                                                         Philippine metro operating
                                                                                                         company.
Delaware         0135       Goldman Sachs (China)           99.00       0009   The Goldman Sachs         Representative offices in
                            L.L.C.                                             Group, Inc.               Beijing and Shanghai.
Hong Kong        0435       Hull Trading Asia              100.00       0431   The Hull Group, L.L.C.    Proprietary trading firm.
                            Limited
Delaware         0118       Goldman Sachs (Asia)            99.00       1222   Goldman Sachs (Cayman)    Formed to assume Goldman
                            L.L.C.                                             Holding Company           Sachs (Asia) Securities
                                                                                                         Limited's non-exchange
                                                                                                         business in Hong Kong. Also
                                                                                                         has a representative in
                                                                                                         Bangkok, Thailand.
Hong Kong        0120       Goldman Sachs (Asia)            99.00       0009   The Goldman Sachs         Hong Kong based entity
                            Securities Limited                                 Group, Inc.               that executes agency
                                                                                                         transactions for affiliates
                                                                                                         on the Hong Kong stock
                                                                                                         exchange. Non-exchange
                                                                                                         business was transferred to
                                                                                                         Goldman Sachs (Asia) LLC in
                                                                                                         the first quarter of fiscal
                                                                                                         1995.
Hong Kong        0786       Goldman Sachs Futures           99.00       0801   J. Aron & Company         Entity which conducts Hong
                            (Asia) Limited                                                               Kong Futures Exchange
                                                                                                         (HKFE) business for
                                                                                                         affiliates through an
                                                                                                         outside broker. HKFE member
                                                                                                         and commodities dealer;
                                                                                                         registered with the Hong
                                                                                                         Kong Securities and Futures
                                                                                                         Commission.
Italy            0102       Archon Group Italia,           100.00       0104   Archon International,     Provides consulting
                            S.r.l.                                             Inc.                      services relating to
                                                                                                         assignment, acquisition,
                                                                                                         evaluation and management
                                                                                                         of immovable assets and/or
                                                                                                         assignment & management of
                                                                                                         credits.
United States    2329       GS Solar Power I, LLC          100.00       2298   GSFS Investments I        Set up as part of an AMSSG
                                                                               Corp.                     Structured Investing Group
                                                                                                         transaction.
Delaware         2233       GS Mortgage I                   95.00       1502   Goldman Sachs Mortgage    Set up as part of an AMSSG
                            Partners, L.P.                                     Company                   Structured Investing Group
                                                                                                         transaction.
Delaware         2270       GS Wind Power II, LLC          100.00       2298   GSFS Investments I        Set up as part of an AMSSG
                                                                               Corp.                     Structured Investing Group
                                                                                                         transaction.
Delaware         2283       GS Wind Power I, LLC           100.00       2200   GS Financial Services     Set up as part of an AMSSG
                                                                               L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
Hong Kong        2290       GSFS Investor Inc.             100.00       0009   The Goldman Sachs         Set up as part of an AMSSG
                                                                               Group, Inc.               Structured Investing Group
                                                                                                         transaction.
Delaware         2305       Fluret Limited                 100.00       2304   Fluret Trust              Set up as part of an AMSSG
                                                                                                         Structured Investing Group
                                                                                                         transaction.
Delaware         0936       Distressed                      90.00       0009   The Goldman Sachs         Joint venture with Caisse
                            Opportunities                                      Group, Inc.               Depot to purchase assets.
                            International, Inc.
Delaware         0534       GS Power Holdings LLC          100.00       0009   The Goldman Sachs         Entity set-up to acquire
                                                                               Group, Inc.               Cogentrix.
Delaware         0535       American Gas Royalty            92.41       M.I.%  Outside investors         Part of the VPP Domninon
                            Trust                                                                        Transaction.

Cayman Islands   0723       GS Financial Products          100.00       0726   GSCI Holdings L.L.C.      Non-regulated Cayman
                            Co.                                                                          Island entity established
                                                                                                         to hold a 1% corporate
                                                                                                         general partnership
                                                                                                         interest in GS Financial
                                                                                                         Products, L.P.
Delaware         0726       GSCI Holdings L.L.C.            99.00       0009   The Goldman Sachs         Non-regulated Cayman
                                                                               Group, Inc.               Island holding company for
                                                                                                         various GS Financial
                                                                                                         Products entities.
Netherlands      0389       Goldman Sachs                  100.00       0009   The Goldman Sachs         Entity established to own
                            Holdings                                           Group, Inc.               GS limited partnership in
                            (Netherlands) B.V.                                                           GSMMDP.
Delaware         0360       Goldman Sachs Mitsui            49.00       0389   Goldman Sachs Holdings    AAA rated company
                            Marine Derivative                                  (Netherlands) B.V.        established to provide
                            Products, L.P.                                                               credit rating enhancement
                                                                                                         to derivative product
                                                                                                         trading.  All trades to
                                                                                                         third parties are back to
                                                                                                         back with affiliates.
Delaware         0360       Goldman Sachs Mitsui            50.00       M.I.%  Outside investors         AAA rated company
                            Marine Derivative                                                            established to provide
                            Products, L.P.                                                               credit rating enhancement
                                                                                                         to derivative product
                                                                                                         trading.  All trades to
                                                                                                         third parties are back to
                                                                                                         back with affiliates.
Delaware         0380       GSMMDPGP, Inc.                 100.00       0009   The Goldman Sachs         1% corporate general
                                                                               Group, Inc.               partner of Goldman Sachs
                                                                                                         Mitsui Marine Derivative
                                                                                                         Products, L.P.
Delaware         2209       Goldman Sachs Capital          100.00       2200   GS Financial Services     Restructured entity
                            Markets L.L.C.                                     L.P. (Del)                replacing GSCM; holds 1%
                                                                                                         interest in Goldman Sachs
                                                                                                         Capital Markets Partners,
                                                                                                         L.P (a material associated
                                                                                                         person).
Delaware         2210       Goldman Sachs Capital           99.00       2200   GS Financial Services     Non-regulated entity which
                            Markets, L.P.                                      L.P. (Del)                trades various fixed
                                                                                                         income derivative products
                                                                                                         with customers and
                                                                                                         affiliates.
Delaware         0561       LDT, Inc.                      100.00       0009   The Goldman Sachs         General partner of LDT
                                                                               Group, Inc.               Partners & 1% ownership in
                                                                                                         LDT Partners.
Delaware         0006       The Goldman, Sachs &           100.00       0009   The Goldman Sachs         Owns 0.2% of GS & Co.
                            Co. L.L.C.                                         Group, Inc.
Delaware         0007       The J. Aron                    100.00       0009   The Goldman Sachs         Owns 0.2% of J. Aron &
                            Corporation                                        Group, Inc.               Company and J. Aron
                                                                                                         Holdings L.P.
Delaware         0008       J. Aron Holdings, L.P.          99.80       0009   The Goldman Sachs         General partner of J. Aron
                                                                               Group, Inc.               & Company.
Delaware         0050       GSTP LLC                       100.00       0009   The Goldman Sachs         Leaseholder.
                                                                               Group, Inc.
Bermuda          0319       Goldman Sachs                  100.00       0009   The Goldman Sachs         To hold investments on
                            Investments Ltd.                                   Group, Inc.               behalf of yet-to-be formed
                                                                                                         funds.
Cayman Islands   0715       Goldman Sachs                   99.00       1222   Goldman Sachs (Cayman)    Trust company; acts as
                            (Cayman) Trust,                                    Holding Company           offshore fund
                            Limited                                                                      administrator.
Ireland          0318       Goldman Sachs                   99.00       0009   The Goldman Sachs         Investment fund manager
                            Management (Ireland)                               Group, Inc.               and offshore fund
                            Limited                                                                      administrator.
Nova Scotia      0154       CMLQ Investors Company          99.00       1513   MTGLQ Investors, L.P.     To invest in and hold
                                                                                                         performing Canadian loans.
Cayman Islands   1505       CL Investments Limited         100.00       0009   The Goldman Sachs         Non-regulated entity
                                                                               Group, Inc.               established to invest in
                                                                                                         an unaffiliated entity
                                                                                                         that holds a consumer loan
                                                                                                         portfolio.
Delaware         0397       Embargo, LLC                    80.00       1513   MTGLQ Investors, L.P.     To purchase portfolios of
                                                                                                         credit cards receivables.
United States    1494       PNW, LLC                       100.00       6117   SSIG SPF ONE LQ, LLC      A utilities supplier of
                                                                                                         energy and energy-related
                                                                                                         products.
Delaware         1517       SOPAC LLC                      100.00       0009   The Goldman Sachs         Purchase of securities
                                                                               Group, Inc.               from S. Pacific
                                                                                                         Liquidators.
California       1518       Southern Pacific               100.00       0009   The Goldman Sachs         Purchase of S. Pacific
                            Funding Corporation                                Group, Inc.               Funding Corp. and
                                                                                                         Residuals.
Delaware         1529       PRALQ, LLC                     100.00       6117   SSIG SPF ONE LQ, LLC      To purchase a portfolio of
                                                                                                         consumer receivables,
                                                                                                         primarily auto loans.
Delaware         1531       Arlo LLC                       100.00       6117   SSIG SPF ONE LQ, LLC      To purchase and hold
                                                                                                         non-performing loans.
Delaware         1532       MIL Phase I Dallas             100.00       1513   MTGLQ Investors, L.P.     To invest 0.2% interest in
                            Gen-Par, L.L.C.                                                              and serve as general
                                                                                                         partner of MIL Phase I
                                                                                                         Dallas, L.P.
Delaware         1533       MIL Phase I Dallas,             97.80       1513   MTGLQ Investors, L.P.     To purchase property.
                            L.P.
United States    1535       REP DER Gen-Par,               100.00       1513   MTGLQ Investors, L.P.     Holder of REP DER real
                            L.L.C.                                                                       estate Limited Partnership.
United States    1536       REP DER Real Estate             99.90       1513   MTGLQ Investors, L.P.     To acquire and hold a
                            Limited Partnership                                                          non-performing real estate
                                                                                                         secured loan (Deerfield
                                                                                                         asset).
United States    1537       REP MCR Realty, L.L.C.         100.00       1513   MTGLQ Investors, L.P.     To acquire and hold 2
                                                                                                         non-performing real estate
                                                                                                         secured loans (McCook and
                                                                                                         Randolph Assets).
DELAWARE         1543       MLQ-MLL, LLC                   100.00       1513   MTGLQ Investors, L.P.     To originate and purchase
                                                                                                         Mezzanine loans on real
                                                                                                         estate investments.
United States    1560       Asset Management               100.00       1513   MTGLQ Investors, L.P.     Set up to own 1% interest
                            Company of America,                                                          in Asset Management
                            L.L.C.                                                                       Company of America L.P.
United States    1561       Asset Management                99.00       1513   MTGLQ Investors, L.P.     Capital restructure.
                            Company of America,
                            L.P.
Delaware         1565       DAC Holdings I, L.L.C.         100.00       6117   SSIG SPF ONE LQ, LLC      Holding company for 6
                                                                                                         other special purpose
                                                                                                         partnerships involved in
                                                                                                         leveraged lease
                                                                                                         transactions.
Germany          1225       Goldman, Sachs & Co.           100.00       1220   Goldman, Sachs & Co.      Trustee function for
                            Verwaltungs GmbH                                   oHG                       Rhein-Donau and Capital
                                                                                                         Partners.
New York         0714       The Goldman Sachs              100.00       0009   The Goldman Sachs         A limited purpose trust
                            Trust Company                                      Group, Inc.               company which provides
                                                                                                         clearing, trust,
                                                                                                         investment management and
                                                                                                         other fidicuary services
                                                                                                         through its offices in New
                                                                                                         York, Boston and
                                                                                                         Princeton.  Other
                                                                                                         fiduciary services include
                                                                                                         securities lending
                                                                                                         services to institutions
                                                                                                         on an a
United Kingdom   6109       GSSM Holding (U.K.)            100.00       0009   The Goldman Sachs         To hold firm's investments
                                                                               Group, Inc.               in SMFG convertible
                                                                                                         preferreds - As of
                                                                                                         11-25-05, it no longer held
                                                                                                         the shares of GSSM Hldg
                                                                                                         Corp.
Republic of      0160       Goldman Sachs (Asia)            99.00       0165   Goldman Sachs (Asia)      Non-regulated company
Mauritius                   Finance                                            Finance Holdings L.L.C.   which trades currency,
                                                                                                         equity and fixed income
                                                                                                         products in the Hong Kong
                                                                                                         market.  Exempt dealer
                                                                                                         status under Hong Kong
                                                                                                         Securities Ordinance.
Malaysia         0162       Express Investments            100.00       0160   Goldman Sachs (Asia)      Entity participating in
                            III Private Ltd.                                   Finance                   non-performing loans.
Republic of      0164       Jade Dragon                    100.00       2204   Best Investments          To purchase about 21.5
Mauritius                   (Mauritius) Limited                                (Delaware) L.L.C.         million non-tradable legal
                                                                                                         person shares of a PRC
                                                                                                         listed company, in a
                                                                                                         discreet and tax efficient
                                                                                                         manner from a PRC trust
                                                                                                         company.
Delaware         0165       Goldman Sachs (Asia)            99.00       0001   Goldman, Sachs & Co.      Holding company of Goldman
                            Finance Holdings                                                             Sachs (Asia) Finance.
                            L.L.C.
Republic of      0823       Goldman Sachs                  100.00       2200   GS Financial Services     Proprietary trading and
Mauritius                   Investments                                        L.P. (Del)                intercompany
                            (Mauritius)                                                                  over-the-counter
                            I Limited                                                                    (OTC) derivatives -
                                                                                                         special purpose vehicle
                                                                                                         formed to deal in Indian
                                                                                                         shares; unregulated.
Cayman Islands   6138       Goldman Sachs                  100.00       0160   Goldman Sachs (Asia)      Set up for issuance of
                            Structured Products                                Finance                   Hong Kong listed warrants.
                            (Asia) Limited
Ireland          0124       Senna Investments              100.00       2200   GS Financial Services     To invest in KAMCO I loans
                            (Ireland) Limited                                  L.P. (Del)                purchased from Restamove
                                                                                                         Ireland Limited.  (Loans
                                                                                                         classified as non accrual
                                                                                                         but is continuing to pay
                                                                                                         interest)
Ireland          0163       NJLQ (Ireland) Limited         100.00       2200   GS Financial Services     Entity participating in
                                                                               L.P. (Del)                non-performing loans.
Ireland          0789       Triumph Investments            100.00       6150   Best II Investments       Primarily established to
                            (Ireland) Limited                                  (Delaware) L.L.C.         hold ASSG positions in
                                                                                                         Korean assets.
Ireland          0940       Restamove Ireland              100.00       2200   GS Financial Services     Primarily established to
                            Limited                                            L.P. (Del)                hold proprietary positions
                                                                                                         in Korean bonds and
                                                                                                         equities; all activity
                                                                                                         will be limited to
                                                                                                         affiliates and Korean
                                                                                                         broker/dealers.
Ireland          6136       Triumph II                     100.00       2200   GS Financial Services     Primarily established to
                            Investments (Ireland)                              L.P. (Del)                hold ASSG positions in
                            Limited                                                                      Korean assets.
Ireland          6137       Triumph III                    100.00       6150   Best II Investments       To hold an array of Dong
                            Investments (Ireland)                              (Delaware) L.L.C.         Ah Construction Ltd.
                            Limited                                                                      Claims with a portion
                                                                                                         guaranteed by Korea
                                                                                                         Express Co. ("KorEx") and
                                                                                                         certain direct claim of
                                                                                                         KorEx.
Ireland          6150       Best II Investments            100.00       2200   GS Financial Services     To hold ownerships of
                            (Delaware) L.L.C.                                  L.P. (Del)                Triumph Investments
                                                                                                         (Ireland) Limited and
                                                                                                         Triumph III Investments
                                                                                                         (Ireland) Limited.
Delaware         0027       Epoch Securities, Inc.         100.00       0009   The Goldman Sachs         An investment bank that
                                                                               Group, Inc.               uses sophisticated
                                                                                                         technology to connect to
                                                                                                         individual investors in
                                                                                                         the United States.
China            2240       GS Global Funding              100.00       0823   Goldman Sachs             Trustee for GS Global
                            Services I Limited                                 Investments               Funding Hong Kong Trust I.
                                                                               (Mauritius) I Limited
China            2241       GS Global Funding              100.00       0823   Goldman Sachs             Trustee for GS Global
                            Services II Limited                                Investments               Funding Hong Kong Trust II.
                                                                               (Mauritius) I Limited
China            2242       GS Global Funding               99.00       0009   The Goldman Sachs         Entity established to
                            Hong Kong I Limited                                Group, Inc.               facilitate structured
                                                                                                         financing.
China            2243       GS Global Funding               99.00       0009   The Goldman Sachs         Entity established to
                            Hong Kong II Limited                               Group, Inc.               facilitate structured
                                                                                                         financing.
China            2244       GS Global Funding              100.00       0160   Goldman Sachs (Asia)      Trust created to fund GS
                            Hong Kong Trust I                                  Finance                   Global Fund Hong Kong
                                                                                                         Partnership.

China            2245       GS Global Funding              100.00       0160   Goldman Sachs (Asia)      Trust created to fund GS
                            Hong Kong Trust II                                 Finance                   Global Fund Hong Kong
                                                                                                         Partnership.
China            2246       GS Global Funding              100.00       2245   GS Global Funding Hong    Partnership created to
                            Hong Kong Partnership                              Kong Trust II             enter into funding
                                                                                                         transactions with third
                                                                                                         parties.
Cayman Islands   0412       Amagansett Financing           100.00       0709   Goldman Sachs Group       Set up as part of an AMSSG
                            Limited                                            Holdings (U.K.)           Structured Investing Group
                                                                                                         transaction.
United Kingdom   2285       Goldman Sachs Capital          100.00       2200   GS Financial Services     Set up as part of an AMSSG
                            Investments Limited                                L.P. (Del)                Structured Investing Group
                                                                                                         transaction.
United Kingdom   2286       Goldman Sachs Capital          100.00       2285   Goldman Sachs Capital     Set up as part of an AMSSG
                            Investments II Limited                             Investments Limited       Structured Investing Group
                                                                                                         transaction.
United Kingdom   0032       Scadbury UK Limited            100.00       0709   Goldman Sachs Group       Set up as part of an AMSSG
                                                                               Holdings (U.K.)           Structured Investing Group
                                                                                                         transaction.
United Kingdom   0033       Amagansett UK Limited          100.00       0709   Goldman Sachs Group       Set up as part of an AMSSG
                                                                               Holdings (U.K.)           Structured Investing Group
                                                                                                         transaction.
United Kingdom   0034       Scadbury Assets                 99.00       0032   Scadbury UK Limited       Set up as part of an AMSSG
                                                                                                         Structured Investing Group
                                                                                                         transaction.
Cayman Islands   0035       Amagansett II Assets           100.00       0033   Amagansett UK Limited     Set up as part of an AMSSG
                            Limited                                                                      Structured Investing Group
                                                                                                         transaction.
Cayman Islands   0036       Scadbury Funding               100.00       0032   Scadbury UK Limited       Set up as part of an AMSSG
                            Limited                                                                      Structured Investing Group
                                                                                                         transaction.
Cayman Islands   0037       Amagansett Funding             100.00       0033   Amagansett UK Limited     Set up as part of an AMSSG
                            Limited                                                                      Structured Investing Group
                                                                                                         transaction.
United Kingdom   0038       Amagansett Assets               99.00       0033   Amagansett UK Limited     Set up as part of an AMSSG
                                                                                                         Structured Investing Group
                                                                                                         transaction.
Cayman Islands   0039       Scadbury II Assets             100.00       0032   Scadbury UK Limited       Set up as part of an AMSSG
                            LIMITED                                                                      Structured Investing Group
                                                                                                         transaction.
Cayman Islands   0401       Shire II Assets                100.00       0404   Shire UK Limited          Set up as part of an AMSSG
                            LIMITED                                                                      Structured Investing Group
                                                                                                         transaction.
Cayman Islands   0402       Shire Funding Limited          100.00       0404   Shire UK Limited          Set up as part of an AMSSG
                                                                                                         Structured Investing Group
                                                                                                         transaction.
United Kingdom   0403       Shire Assets                    99.00       0404   Shire UK Limited          Set up as part of an AMSSG
                                                                                                         Structured Investing Group
                                                                                                         transaction.
United Kingdom   0404       Shire UK Limited               100.00       0709   Goldman Sachs Group       Set up as part of an AMSSG
                                                                               Holdings (U.K.)           Structured Investing Group
                                                                                                         transaction.
Jersey,          2226       Cheshire Holdings              100.00       0009   The Goldman Sachs         Entity established to
Channel Islands             Europe Limited                                     Group, Inc.               facilitate structured
                                                                                                         financing.
United States    0111       GS MD80 Leasing LLC            100.00       2298   GSFS Investments I        Set up as part of an AMSSG
                                                                               Corp.                     Structured Investing Group
                                                                                                         transaction.
United States    0792       GS 767 Leasing LLC             100.00       2298   GSFS Investments I        Set up as part of an AMSSG
                                                                               Corp.                     Structured Investing Group
                                                                                                         transaction.
Delaware         2247       GS Global Funding II,          100.00       2223   GS Global Funding, Inc.   Holding company for GS
                            Co.                                                                          Global Funding III, Co.
Delaware         2248       GS Global Funding              100.00       2247   GS Global Funding II,     Holding company for GS
                            III, Co.                                           Co.                       Global Funding IV, LLC.
Delaware         2249       GS Global Funding IV,          100.00       2248   GS Global Funding III,    Investor in preferred
                            LLC                                                Co.                       securities.
Delaware         2250       GS Global                      100.00       2200   GS Financial Services     Investor in preferred
                            Investments, Co.                                   L.P. (Del)                securities.
Cayman Islands   2251       GS Global Investments          100.00       2252   GS Global Investments     Investor in preferred
                            II, Limited                                        III Trust                 securities.
Delaware         2252       GS Global Investments          100.00       2250   GS Global Investments,    Investor in preferred
                            III Trust                                          Co.                       securities.
Cayman Islands   2253       County Assets Limited          100.00       2254   County Funding            Established to facilitate
                                                                                                         structured financing.
United Kingdom   2254       County Funding                 100.00       2255   County UK Limited         Entity established to
                                                                                                         facilitate structured
                                                                                                         financing.
Cayman Islands   2255       County UK Limited              100.00       2256   GS Global Investments     Entity established to
                                                                               UK, Inc.                  facilitate structured
                                                                                                         financing.
Delaware         2256       GS Global Investments          100.00       2250   GS Global Investments,    Holding company formed in
                            UK, Inc.                                           Co.                       connection with a
                                                                                                         structured repo
                                                                                                         transaction.
Bermuda          2282       GS V-1 Holdings, L.P.           99.00       0250   GSCP (DEL) INC.           Entity established to
                                                                                                         facilitate structured
                                                                                                         financing.
Delaware         2287       Capital Investments            100.00       2286   Goldman Sachs Capital     Entity established to
                            (U.S.) III LLC                                     Investments II Limited    facilitate structured
                                                                                                         financing.
United Kingdom   2291       Minerva Investments             99.00       0411   Minerva Inc.              To facilitate structured
                            Partnership                                                                  financing.
Delaware         2304       Fluret Trust                    95.00       2200   GS Financial Services     Entity established to
                                                                               L.P. (Del)                facilitate structured
                                                                                                         financing.
Germany          0429       Hull Trading GmbH              100.00       0431   The Hull Group, L.L.C.    Proprietary trading firm;
                                                                                                         Entity was liquidated in
                                                                                                         Nov/Dec 2005 and is in the
                                                                                                         process of dissolution.
Vermont          0246       Pearl Street                   100.00       0009   The Goldman Sachs         Vermont captive insurance
                            Insurance Company,                                 Group, Inc.               company; to insure
                            Inc.                                                                         specific hazards and
                                                                                                         operational risks of the
                                                                                                         firm.
Illinois         0431       The Hull Group, L.L.C.          27.59       0009   The Goldman Sachs         Managing member for SLK
                                                                               Group, Inc.               Hull Derivatives LLC, Hull
                                                                                                         Trading GmbH, Hull Trading
                                                                                                         UK & Hull Trading Asia.
Illinois         0431       The Hull Group, L.L.C.          72.41       0430   GS Hull Holding, Inc.     Managing member for SLK
                                                                                                         Hull Derivatives LLC, Hull
                                                                                                         Trading GmbH, Hull Trading
                                                                                                         UK & Hull Trading Asia.
Delaware         0432       SLK-Hull Derivatives           100.00       0431   The Hull Group, L.L.C.    Registered broker-dealer
                            LLC                                                                          that operates as a
                                                                                                         market-maker and trader on
                                                                                                         various securities and
                                                                                                         futures exchanges.
Delaware         0706       Fleet Trade &                  100.00       0009   The Goldman Sachs         Non-regulated petroleum
                            Transport (U.S.A.)                                 Group, Inc.               shipping entity.
                            Ltd.
Delaware         0775       Goldman Sachs Power             99.00       0008   J. Aron Holdings, L.P.    Established to serve as
                            L.L.C.                                                                       the exclusive advisor to
                                                                                                         Constellation Power Source
                                                                                                         Inc. (CPSI - a subsidiary
                                                                                                         of Baltimore Gas and
                                                                                                         Electric) for power trading
                                                                                                         and risk management and
                                                                                                         will license to CPSI
                                                                                                         software related to power
                                                                                                         trading and risk
                                                                                                         management.
New York         0801       J. Aron & Company               99.80       0008   J. Aron Holdings, L.P.    Dealer in petroleum,
                                                                                                         metals (precious & base),
                                                                                                         grain and coffee/cocoa in
                                                                                                         the spot and forward
                                                                                                         markets and foreign
                                                                                                         currency options and
                                                                                                         maintains seats on various
                                                                                                         commodity exchanges
                                                                                                         worldwide; commodities
                                                                                                         dealer.
Delaware         0098       REP ELD Gen-Par,               100.00       0009   The Goldman Sachs         To serve as General
                            L.L.C.                                             Group, Inc.               Partner of REP ELD Real
                                                                                                         Estate, L.P.
Delaware         0180       REP SAN Real Estate             99.80       0009   The Goldman Sachs         General partners for REP
                            Limited Partnership                                Group, Inc.               SAN Real Estate, LLC.
Delaware         0181       REP SAN GEN-PAR,               100.00       0009   The Goldman Sachs         Holds real estate assets.
                            L.L.C.                                             Group, Inc.
Delaware         0182       REP CHW Realty, L.L.C.         100.00       0009   The Goldman Sachs         To invest in land and land
                                                                               Group, Inc.               development.
Delaware         0183       REP ELD Real Estate             99.80       0009   The Goldman Sachs         To invest in land and land
                            Limited Partnership                                Group, Inc.               development.
United States    0185       National Healthcare             67.50       0009   The Goldman Sachs         Provides temporary Nurse
                            Staffing, LLC.                                     Group, Inc.               staffing to Medical
                                                                                                         Institutions.
United States    0185       National Healthcare             32.50       M.I.%  Outside investors         Provides temporary Nurse
                            Staffing, LLC.                                                               staffing to Medical
                                                                                                         Institutions.
Delaware         0292       GS New Markets Fund,            98.00       0009   The Goldman Sachs         Parent for UIG - Portland
                            LLC                                                Group, Inc.               fund of funds investment.
Delaware         0293       GS New Markets Fund            100.00       0009   The Goldman Sachs         Parent for UIG - Portland
                            Pnr, Inc.                                          Group, Inc.               fund of funds investment.
Delaware         0795       REP FSB Real Estate,           100.00       0009   The Goldman Sachs         Real estate investment.
                            L.L.C.                                             Group, Inc.
United States    0796       GS LPII Phase I                 95.00       0009   The Goldman Sachs         Invests in real estate
                            Realty, LLC                                        Group, Inc.               property.
Delaware         9868       REP PEB Realty, L.L.C.         100.00       6117   SSIG SPF ONE LQ, LLC      Hold real estate
                                                                                                         investment.
Delaware         9869       REP PRK REALTY, L.L.C.         100.00       0009   The Goldman Sachs         Real estate investment
                                                                               Group, Inc.               (Mortgage Loans).
Delaware         9870       REP ALX REALTY, L.L.C.         100.00       0009   The Goldman Sachs         To invest in real estate.
                                                                               Group, Inc.
Delaware         1520       GSSLQ, L.L.C.                  100.00       1513   MTGLQ Investors, L.P.     40% equity owner of SLQ S.
                                                                                                         de R.L. de C.V., which is
                                                                                                         purchasing servicing
                                                                                                         rights in a portfolio of
                                                                                                         non-performing Mexican
                                                                                                         loans from Banco Union.
Mexico           1522       SCLQ, S. de R.L. de            100.00       1513   MTGLQ Investors, L.P.     Set up to purchase a
                            C.V.                                                                         portfolio of
                                                                                                         non-performing Mexican
                                                                                                         loans from Banco
                                                                                                         International, S.A.
                                                                                                         Institution de Banca
                                                                                                         multiple, Grupo Financiero
                                                                                                         (Bital).
Brazil           1540       Rio Negro Assessoria         99.99995       1513   MTGLQ Investors, L.P.     To invest in distressed
                            LTDA.                                                                        assets in Brazil.
Brazil           1541       Rio Tocurui CLA                100.00       1513   MTGLQ Investors, L.P.     Investment in
                            Securitizadora de                                                            non-performing loan
                            Creditos Financeiros                                                         portfolios in Brazil.
Brazil           1545       Rio Parana Companhia            99.99       1513   MTGLQ Investors, L.P.     Investment in
                            Securitizadora De                                                            non-performing loan
                            Creditos Financeiros                                                         portfolios in Brazil.  Set
                                                                                                         up to own 1% interest in
                                                                                                         Archon Financial L.P., SPV
                                                                                                         to hold Brazilian loan
                                                                                                         portfolios.
United States    1542       Remark Capital Group            75.00       1513   MTGLQ Investors, L.P.     Manage and service
                            LLC                                                                          portfolios of consumer
                                                                                                         auto loans.
United States    1542       Remark Capital Group            25.00       M.I.%  Outside investors         Manage and service
                            LLC                                                                          portfolios of consumer
                                                                                                         auto loans.
Delaware         0109       SPF ONE IL, LLC                100.00       1513   MTGLQ Investors, L.P.     Serve as intermediate
                                                                                                         (intercompany) lender to
                                                                                                         GS&Co as part of
                                                                                                         non-recourse financing
                                                                                                         transaction.
Delaware         1513       MTGLQ Investors, L.P.           99.00       0009   The Goldman Sachs         To invest in and hold
                                                                               Group, Inc.               non-performing real estate
                                                                                                         assets and loans.
Delaware         6103       William Street                 100.00       0009   The Goldman Sachs         To extend unfunded loan
                            Commitment Corporation                             Group, Inc.               commitments to
                                                                                                         investment-grade customers
                                                                                                         of Goldman Sachs Group,
                                                                                                         Inc.
Delaware         6104       William Street Equity          100.00       2210   Goldman Sachs Capital     Entity invests in William
                            LLC                                                Markets, L.P.             Street Funding Corporation
                                                                                                         in exchange for equity and
                                                                                                         mezzanine securities.

Delaware         6105       William Street                 100.00       6104   William Street Equity     Provide sources of
                            Funding Corporation                                LLC                       liquidity for potential
                                                                                                         funding of commitments
                                                                                                         initiated in William
                                                                                                         Street Commitment
                                                                                                         Corporation.
Delaware         6108       William Street Credit          100.00       0009   The Goldman Sachs         Issues commitments (both
                            Corporation                                        Group, Inc.               funded and unfunded) under
                                                                                                         the William Street program
                                                                                                         that will not for various
                                                                                                         reasons be issued by WS
                                                                                                         Commitment Corp.
Delaware         6110       GSSM Holding Corp.             100.00       0009   The Goldman Sachs         To hold firm's investments
                                                                               Group, Inc.               in SMFG convertible
                                                                                                         preferreds - As of
                                                                                                         11-25-05, the SMFG Pref's
                                                                                                         were held by GS Group,
Delaware         6116       Goldman Sachs                  100.00       0009   The Goldman Sachs         To originate or purchase
                            Specialty Lending                                  Group, Inc.               loans to middle market
                            Holdings, Inc.                                                               borrowers that cannot
                                                                                                         sufficiently access the
                                                                                                         market through traditional
                                                                                                         senior bank debt lenders.
Delaware         6117       SSIG SPF ONE LQ, LLC           100.00       1513   MTGLQ Investors, L.P.     Opportunity fund will be
                                                                                                         in distressed credit
                                                                                                         investing space.  The fund
                                                                                                         will be actively managed.
Delaware         6118       Goldman Sachs                  100.00       0009   The Goldman Sachs         To originate or purchase
                            Specialty Lending                                  Group, Inc.               loans to middle market
                            Holdings, Inc. II                                                            borrowers that cannot
                                                                                                         sufficiently access the
                                                                                                         market through traditional
                                                                                                         senior bank debt lenders.
Delaware         6119       Case G, LLC                    100.00       1513   MTGLQ Investors, L.P.     General purpose entity for
                                                                                                         the PFG consumer business
                                                                                                         to invest in porftolios of
                                                                                                         consumer loans.
United States    6120       Americas Performance           100.00       1513   MTGLQ Investors, L.P.     Performance fund will be
                            Fund - Pool B                                                                in par credit investing
                                                                                                         space.  The fund will be
                                                                                                         actively managed.
Netherlands      2400       GS European                     75.00       0762   ELQ Investors, Ltd        Purchase through its
                            Opportunities                                                                subsidiaries fixed income
                            Investment Fund B.V.                                                         securities and portfolio
                                                                                                         of investments.
Netherlands      2400       GS European                     25.00       M.I.%  Outside investors         Purchase through its
                            Opportunities                                                                subsidiaries fixed income
                            Investment Fund B.V.                                                         securities and portfolio
                                                                                                         of investments.
Cayman Islands   2401       GS European                     75.00       1513   MTGLQ Investors, L.P.     To provide funding to GS
                            Opportunities Fund                                                           European Strategic
                            L.P.                                                                         Investment Group BV.
Cayman Islands   2401       GS European                     25.00       M.I.%  Outside investors         To provide funding to GS
                            Opportunities Fund                                                           European Strategic
                            L.P.                                                                         Investment Group BV.
Czech Republic   2402       Demac Financial                 50.00       1513   MTGLQ Investors, L.P.     Incorporated to provide
                            Services, S.R.O.                                                             debt servicing and
                                                                                                         administrative services
                                                                                                         for CDV-1, Ltd.'s loan
                                                                                                         assets.
Czech Republic   2402       Demac Financial                 50.00       M.I.%  Outside investors         Incorporated to provide
                            Services, S.R.O.                                                             debt servicing and
                                                                                                         administrative services
                                                                                                         for CDV-1, Ltd.'s loan
                                                                                                         assets.
Netherlands      6111       GS European Strategic           75.00       2400   GS European               Purchase and originate
                            Investment Group B.V.                              Opportunities             publicly and privately
                                                                               Investment Fund B.V.      issued fixed income
                                                                                                         securities.
Netherlands      6111       GS European Strategic           25.00       M.I.%  Outside investors         Purchase and originate
                            Investment Group B.V.                                                        publicly and privately
                                                                                                         issued fixed income
                                                                                                         securities.
Netherlands      6112       GS European                     75.00       2400   GS European               To purchase and originate
                            Investment Group B.V.                              Opportunities             publicly and privately
                                                                               Investment Fund B.V.      issued fixed income
                                                                                                         securities.
Netherlands      6112       GS European                     25.00       M.I.%  Outside investors         To purchase and originate
                            Investment Group B.V.                                                        publicly and privately
                                                                                                         issued fixed income
                                                                                                         securities.
Netherlands      6113       GS European Mezzanine           75.00       2400   GS European               To purchase and originate
                            Investment Group                                   Opportunities             publicly and privately
                                                                               Investment Fund B.V.      issued fixed income
                                                                                                         securities.
Netherlands      6113       GS European Mezzanine           25.00       M.I.%  Outside investors         To purchase and originate
                            Investment Group                                                             publicly and privately
                                                                                                         issued fixed income
                                                                                                         securities.
Delaware         0764       GS European                    100.00       1513   MTGLQ Investors, L.P.     To provide funding to GS
                            Opportunities Fund                                                           European Strategic
                            GP, LLC                                                                      Investment Group BV.
Delaware         0536       Site 26 Holdings Inc.          100.00       0009   The Goldman Sachs         Partial owner of GS
                                                                               Group, Inc.               Headquarters LLC.
Delaware         0537       Goldman Sachs                   99.80       0009   The Goldman Sachs         Operating entity for Site
                            Headquarters LLC                                   Group, Inc.               26.
United States    0169       Muni Tic Toc Series            100.00       0001   Goldman, Sachs & Co.      To hold municipal bonds
                            Trust Consolidated                                                           and issue trust
                                                                                                         certificates for all Tic
                                                                                                         Toc Trusts.
Delaware         2261       Tic Toc Series Trust           100.00       0001   Goldman, Sachs & Co.      To hold municipal bonds
                            2004 A                                                                       and issue trust
                                                                                                         certificates.
Delaware         2262       Tic Toc Series Trust           100.00       0001   Goldman, Sachs & Co.      To hold municipal bonds
                            2004 B                                                                       and issue trust
                                                                                                         certificates.
Delaware         2263       Tic Toc Series Trust           100.00       0001   Goldman, Sachs & Co.      To hold municipal bonds
                            2004 C                                                                       and issue trust
                                                                                                         certificates.
Delaware         2264       Tic Toc Series Trust           100.00       0001   Goldman, Sachs & Co.      To hold municipal bonds
                            2004 D                                                                       and issue trust
                                                                                                         certificates.
Delaware         2265       Tic Toc Series Trust           100.00       0001   Goldman, Sachs & Co.      To hold municipal bonds
                            2004 E                                                                       and issue trust
                                                                                                         certificates.
Delaware         2266       Tic Toc Series Trust           100.00       0001   Goldman, Sachs & Co.      To hold municipal bonds
                            2004 F                                                                       and issue trust
                                                                                                         certificates.
Delaware         2267       Tic Toc Series Trust           100.00       0001   Goldman, Sachs & Co.      To hold municipal bonds
                            2004 G                                                                       and issue trust
                                                                                                         certificates.
Delaware         2268       Tic Toc Series Trust           100.00       0001   Goldman, Sachs & Co.      To hold municipal bonds
                            2004 H                                                                       and issue trust
                                                                                                         certificates.
Bermuda          6021       Arrow Reinsurance              100.00       0009   The Goldman Sachs         Holds casualty bond
                            Company, Limited                                   Group, Inc.               positions.
Bermuda          1052       GS Arrow Capital Risk          100.00       1050   Goldman Sachs Risk        Maintains Insurance
                            Services Limited                                   Advisors, L.P.            Broker's license in
                                                                                                         Bermuda, effective 3/27/98;
                                                                                                         reinsurance intermediary
                                                                                                         that can act as reinsurance
                                                                                                         broker.
Delaware         0746       GS Municipal Products           99.00       0009   The Goldman Sachs         Holds sponsor certificates
                            L.L.C.                                             Group, Inc.               issued in tender option
                                                                                                         programs.
New York         1010       Goldman Sachs Housing           99.00       0009   The Goldman Sachs         Government National
                            and Health Care                                    Group, Inc.               Mortgage Association
                            Funding Company                                                              (GNMA) issuer/servicer and
                                                                                                         a non-supervised mortgagee
                                                                                                         under FHA regulations to
                                                                                                         originate, process and
                                                                                                         service FHA insured
                                                                                                         mortgages.
New York         1020       Goldman Sachs Housing          100.00       0009   The Goldman Sachs         Originates and services
                            and Health Care                                    Group, Inc.               Federal Housing
                            Capital Corporation                                                          Administration (FHA)
                                                                                                         insured mortgages; general
                                                                                                         partner in Goldman Sachs
                                                                                                         Housing and Health Care
                                                                                                         Funding Company.
Bermuda          1023       Arrow Capital                  100.00       0009   The Goldman Sachs         Bermuda insurance company
                            Reinsurance Company,                               Group, Inc.               that will assume and cede
                            Limited                                                                      property catastrophe risks.
Delaware         1050       Goldman Sachs Risk              99.00       0009   The Goldman Sachs         Licensed re-insurance
                            Advisors, L.P.                                     Group, Inc.               intermediary in NY that
                                                                                                         can act as re-insurance
                                                                                                         broker.
South Carolina   6121       Charleston Capital             100.00       6122   Columbia Capital Life     To pursue various
                            Reinsurance, LLC                                   Reinsurance Company       opportunities in the
                                                                                                         reinsurance business.
South Carolina   6122       Columbia Capital Life          100.00       0009   The Goldman Sachs         To pursue various
                            Reinsurance Company                                Group, Inc.               opportunities in the
                                                                                                         reinsurance business.
Italy            0426       Societa' Acquisizione           98.00       1513   MTGLQ Investors L.P.      Purchases non-performing
                            e Rifinanziamento                                                            Italian mortgage and
                            Crediti Srl                                                                  consumer loan portfolios
                                                                                                         and then securitizes them.
Italy            1253       Goldman Sachs SGR               99.00       0700   Goldman Sachs (UK)        Assets management company.
                            S.P.A.                                             L.L.C.
Republic of      0822       Goldman Sachs                   99.00       0009   The Goldman Sachs         Entity set up in 1995 to
Mauritius                   (Mauritius) L.L.C.                                 Group, Inc.               invest in India (Kotak
                                                                                                         Mahindra Capital Co. and
                                                                                                         Kotak Securities JVs and
                                                                                                         GS entities in India).
India            0839       Goldman Sachs                   99.00       0822   Goldman Sachs             Providing IT & IT enabled
                            Services Private                                   (Mauritius) L.L.C.        services to other GS
                            Limited                                                                      entities.
Delaware         0242       The Goldman Sachs              100.00       0244   The Goldman Sachs         The purpose of the trust
                            Trust Company of                                   Trust Company, N.A.       company is to carry on a
                            Delaware                                                                     limited purpose trust
                                                                                                         company business.
Delaware         0244       The Goldman Sachs              100.00       0009   The Goldman Sachs         A national bank providing
                            Trust Company, N.A.                                Group, Inc.               fiduciary services in the
                                                                                                         United States subject to
                                                                                                         regulation by the Office of
                                                                                                         the Comptroller of
                                                                                                         Currency.
New York         0245       Goldman Sachs                  100.00       0009   The Goldman Sachs         To sell life insurance
                            Insurance Agency, Inc.                             Group, Inc.               products and receive
                                                                                                         commissions; broker in the
                                                                                                         life insurance business.
Utah             0247       Goldman Sachs Bank USA         100.00       0009   The Goldman Sachs         To engage in the business
                                                                               Group, Inc.               of credit and other
                                                                                                         financial related
                                                                                                         services, organized under
                                                                                                         the law of the state of
                                                                                                         Utah.
Delaware         0270       Goldman Sachs Israel           100.00       0009   The Goldman Sachs         Israeli investment
                            LLC                                                Group, Inc.               research entity.
Netherlands      0690       Goldman Sachs                  100.00       0009   The Goldman Sachs         Entity set up to own the
                            (Netherlands) B.V.                                 Group, Inc.               GS limited partnership
                                                                                                         interest in GSMMDP.
Netherlands      0828       Euro-splitter B.V.             100.00       0801   J. Aron & Company         Netherlands based entity
Antilles                                                                                                 established to invest in a
                                                                                                         condensate splitter (oil
                                                                                                         refinery) in Rotterdam.
                                                                                                         Being considered for
                                                                                                         liquidation.
Netherlands      0843       European Power Source          100.00       0009   The Goldman Sachs         Holding company for power
                            Company (B.V.) (The)                               Group, Inc.               trading subsidiaries.
Delaware         1240       Goldman Sachs (AO)              99.00       0009   The Goldman Sachs         Investment banking entity
                            L.L.C.                                             Group, Inc.               based in Russia.

Isle of Jersey   0230       Goldman Sachs Europe           100.00       0201   Goldman Sachs             Employs consultants to
                            Limited                                            International             Investment Banking
                                                                                                         Division; contracts with
                                                                                                         international advisers.
United Kingdom   0434       Hull Trading UK                100.00       0431   The Hull Group, L.L.C.    Proprietary trading firm.
United Kingdom   0482       SLK Global Markets             100.00       0495   Goldman Sachs             Introduces foreign
                            Limited                                            Execution & Clearing,     customer trades to Spear,
                                                                               L.P.                      Leeds & Kellogg, LP on a
                                                                                                         fully-disclosed basis.
United Kingdom   0825       J. Aron & Company               50.00       0220   Goldman Sachs Holdings    Bullion market-making;
                            (Bullion)                                          (U.K.)                    precious metals trader
                                                                                                         (ceased to trade in 2001).
United Kingdom   0825       J. Aron & Company               50.00       0709   Goldman Sachs Group       Bullion market-making;
                            (Bullion)                                          Holdings (U.K.)           precious metals trader
                                                                                                         (ceased to trade in 2001).
United Kingdom   0840       Goldman Sachs                  100.00       0220   Goldman Sachs Holdings    London based foreign
                            International Finance                              (U.K.)                    exchange dealer in the
                                                                                                         spot and forward market
                                                                                                         (ceased to trade in 2002)
                                                                                                         registered with the Bank of
                                                                                                         England.
United Kingdom   0844       European Power Source          100.00       0843   European Power Source     Trading power in the UK /
                            Company (U.K.)                                     Company (B.V.) (The)      NETA Environment.
                            Limited (The)
United Kingdom   1053       Goldman Sachs Risk             100.00       0709   Goldman Sachs Group       Involved in the insurance
                            Advisors (Europe)                                  Holdings (U.K.)           and reinsurance products
                                                                                                         business (Dormant).
United Kingdom   1902       Goldman Sachs London           100.00       0009   The Goldman Sachs         To hold land that is
                            Property Limited                                   Group, Inc.               intended to be developed
                                                                                                         for future use within the
                                                                                                         group.
Bermuda          2220       Goldman Sachs Credit            99.90       2350   GSCP (DEL) Inc.           Non-regulated entity
                            Partners L.P.                                                                established to trade
                                                                                                         emerging market loans and
                                                                                                         senior bank loans.
Delaware         2221       Special Situations             100.00       0009   The Goldman Sachs         The primary purpose of the
                            Investing Group, Inc.                              Group, Inc.               entity is the buying and
                                                                                                         selling of bank debt;
                                                                                                         additionally, there will
                                                                                                         be some securities trading.
Delaware         2229       Madison/Special                 99.99       2221   Special Situations        Joint venture specializing
                            Situations Value                                   Investing Group, Inc.     in bankruptcy trade claims.
                            Fund, LLC
Texas            2230       RTV Ventures LLC                50.00       2220   Goldman Sachs Credit      Delaware entity
                                                                               Partners L.P.             established to service an
                                                                                                         existing loan portfolio.
Texas            2230       RTV Ventures LLC                50.00       M.I.%  Outside investors         Delaware entity
                                                                                                         established to service an
                                                                                                         existing loan portfolio.
Delaware         2257       Madison/Special                 99.99       2221   Special Situations        Joint venture partner to
                            Situations Value Fund                              Investing Group, Inc.     purchase small bankruptcy
                            II, LLC                                                                      trade clients.
United States    2350       GSCP (DEL) Inc.                100.00       0009   The Goldman Sachs         To act as general partner
                                                                               Group, Inc.               and regular partner in
                                                                                                         GSCP.
United States    2351       GSCP (DEL) LLC                 100.00       2350   GSCP (DEL) Inc.           To act as limited partners
                                                                                                         for GSCP.
Australia        0354       Goldman Sachs JBWere            45.00       0009   The Goldman Sachs         Entity and business
                            Financial Markets Pty                              Group, Inc.               realignment for mandatory
                            Ltd                                                                          regulatory reforms in
                                                                                                         Australia.
Australia        0354       Goldman Sachs JBWere            55.00       M.I.%  Outside investors         Entity and business
                            Financial Markets Pty                                                        realignment for mandatory
                            Ltd                                                                          regulatory reforms in
                                                                                                         Australia.
United States    0794       GS Leasing (N506MC),           100.00       2298   GSFS Investments I        To hold an aircraft.
                            LLC                                                Corp.
New York         0001       Goldman, Sachs & Co.            99.80       0009   The Goldman Sachs         SEC registered
                                                                               Group, Inc.               broker/dealer;
                                                                                                         broker/dealer which engages
                                                                                                         in proprietary and agency
                                                                                                         transactions in the fixed
                                                                                                         income, equity and currency
                                                                                                         markets; is principal
                                                                                                         provider of the Firm's
                                                                                                         Investment Banking
                                                                                                         services.
Japan            0316       Goldman Sachs Asset             99.00       0313   Goldman Sachs Asset       Established in connection
                            Management Co., Ltd.                               Management, L.P.          with obtaining a mutual
                                                                                                         fund license in Japan.
Japan            0323       Goldman Sachs Japan            100.00       0303   Goldman Sachs (Japan)     Established to provide
                            Holdings, Ltd.                                     Ltd.                      management services to
                                                                                                         Japanese entities and hold
                                                                                                         the fixed assets in Japan.
Cayman Islands   0320       GS Pension Management           99.00       0009   The Goldman Sachs         GSAM-related vehicle.
                            Company                                            Group, Inc.               Dormant.
Delaware         2280       Synfuel Solutions               99.99       0009   The Goldman Sachs         Holding company for
                            Holdings LLC                                       Group, Inc.               Synfuel Solutions LLC.
Singapore        0805       Goldman Sachs Foreign           59.39       0801   J. Aron & Company         Foreign exchange dealer in
                            Exchange (Singapore)                                                         the forward, option,
                            Pte.                                                                         futures and spot markets.
Singapore        0807       Goldman Sachs Futures          100.00       0805   Goldman Sachs Foreign     Executes, clears and
                            Pte Ltd                                            Exchange (Singapore)      carries financial and fuel
                                                                               PTE.                      oil futures for affiliated
                                                                                                         entities on the Singapore
                                                                                                         Exchange Derivatives
                                                                                                         Clearing Limited
                                                                                                         ("SGX-DC"); transacts only
                                                                                                         on behalf of affiliates.
Italy            0441       Akteas S.r.l.                  100.00       0762   ELQ Investors, Ltd        REO vehicle for potential
                                                                                                         acquisitions of real
                                                                                                         estate from SARC for the
                                                                                                         Absolute prtfolio
Isle of Jersey   0440       Frankfurter Mobilien           100.00       2200   GS Financial Services     Holds German leases.
                            Limited                                            L.P. (Del)
United Kingdom   0442       Northern Electric              100.00       0762   ELQ Investors, Ltd        UK entity to hold an
                            (Peaking) Ltd.                                                               investment in a power
                                                                                                         company.
United Kingdom   0443       South Wales                    100.00       0762   ELQ Investors, Ltd        UK entity to hold an
                            Investments TPL Ltd.                                                         investment in a power
                                                                                                         company.
United Kingdom   0444       Western Power                  100.00       0762   ELQ Investors, Ltd        UK entity to hold an
                            Investments Ltd.                                                             investment in a power
                                                                                                         company.
United Kingdom   0762       ELQ Investors, Ltd.            100.00       1513   MTGLQ Investors, L.P.     Holding company for
                                                                                                         non-performing debt
                                                                                                         investments.
Brazil           0620       Goldman Sachs DO                99.90       0009   The Goldman Sachs         Brazilian bank.
                            Brasil Banco Multiplo                              Group, Inc.
                            S/A
Brazil           0630       Goldman, Sachs &                99.00       0009   The Goldman Sachs         Representative office in
                            Companhia                                          Group, Inc.               Sao Paulo, Brazil.
Delaware         0660       Goldman Sachs                   99.00       0009   The Goldman Sachs         Representative office in
                            Argentina L.L.C.                                   Group, Inc.               Buenos Aires.
United States    0845       Patterson Capital              100.00       0009   The Goldman Sachs         Futures introducing broker.
                            Markets, Ltd.                                      Group, Inc.
United Kingdom   0769       Matterhorn                     100.00       2400   GS European               Non performing loan
                            Acquisitions Ltd.                                  Opportunities             portfolio investments.
                                                                               Investment Fund B.V.
Delaware         0506       GS Ayco Holdings LLC           100.00       0009   The Goldman Sachs         Parent company to The Ayco
                                                                               Group, Inc.               Company, LP, Saratoga
                                                                                                         Springs, LLC, also is a
                                                                                                         General Partner for the
                                                                                                         Ayco Services Agency LP.
Delaware         0507       The AYCO Company L.P.           99.00       0506   GS Ayco Holding LLC       Provides financial
                                                                                                         counseling to individuals
                                                                                                         employed by corporations.
Delaware         0508       Hambre, Inc.                   100.00       0506   GS Ayco Holding LLC       Owns and leases its
                                                                                                         employees to the Ayco
                                                                                                         Company LP and to The Ayco
                                                                                                         Services Agency LP
                                                                                                         (monthly mgmt charge
                                                                                                         between the entities for
                                                                                                         compensation and benefits
                                                                                                         related to its employees).
Delaware         0509       Saratoga Springs LLC           100.00       0506   GS Ayco Holding LLC       General partners for the
                                                                                                         Ayco Company LP.
Delaware         0511       The Ayco Services               99.00       0507   The AYCO Company L.P.     Provides personal
                            Agency L.P.                                                                  insurance needs and
                                                                                                         administration services
                                                                                                         (estate planning) for
                                                                                                         clients.
Delaware         0512       Mercay Corporation             100.00       0511   The Ayco Services         Holding company for two
                                                                               Agency L.P.               entities that was
                                                                                                         established to provide
                                                                                                         insurance services in
                                                                                                         particular states.
Delaware         0513       Mercer Allied Company           99.00       0507   The AYCO Company L.P.     Broker/dealer - part of
                            L.P.                                                                         Ayco acquisition.
New York         2013       AYCO Services                  100.00       0512   Mercay Corporation        Records insurance revenues
                            Insurance Agency, Inc.                                                       generated in the state of
                                                                                                         Massachusetts.
Japan            0138       Goldman Sachs Japan            100.00       0323   Goldman Sachs Japan       0
                            Co., Ltd.                                          Holdings, Ltd.
British Virgin   0303       Goldman Sachs (Japan)          100.00       0009   The Goldman Sachs         Tokyo based broker/dealer
Islands                     Ltd.                                               Group, Inc.               which engages in
                                                                                                         proprietary, market making
                                                                                                         and agency transactions in
                                                                                                         fixed income, equity and
                                                                                                         financial futures markets;
                                                                                                         maintains seats on various
                                                                                                         exchanges.
Switzerland      1207       Goldman, Sachs & Co.            99.00       1222   Goldman Sachs (Cayman)    Swiss based private bank.
                            Bank                                               Holding Company           Auxiliary services include
                                                                                                         Swiss franc clearing and
                                                                                                         derivatives sales and
                                                                                                         trading, including trading
                                                                                                         on the electronic Swiss
                                                                                                         exchanges and SOFFEX.
Delaware         0123       Goldman Sachs (Asia             99.00       1222   Goldman Sachs (Cayman)    Entity set up as the
                            Pacific) L.L.C.                                    Holding Company           investment holding company
                                                                                                         for PT Goldman Sachs
                                                                                                         Indonesia.
Delaware         0390       Goldman Sachs (India)           99.00       0009   The Goldman Sachs         Representative office in
                            L.L.C.                                             Group, Inc.               India.
Singapore        0492       Spear, Leeds &                 100.00       0495   Goldman Sachs             Incorporated as a private
                            Kellogg (Singapore)                                Execution & Clearing,     limited company in the
                            Pte Ltd.                                           L.P.                      Republic of Singapore.
                                                                                                         Its sole business activity
                                                                                                         is to execute futures and
                                                                                                         options transactions as a
                                                                                                         member of the Singapore
                                                                                                         International Monetary
                                                                                                         Exchange on behalf of SLK.
                                                                                                         - in member's voluntary
                                                                                                         liqui
Indonesia        0865       PT Goldman Sachs                90.00       0123   Goldman Sachs (Asia       To carry out investment
                            Indonesia                                          Pacific) L.L.C.           banking and broker-dealer
                                                                                                         business in Indonesia, 10%
                                                                                                         owned by minority
                                                                                                         shareholder.
China            1940       Beijing Gao Hua                 33.33       1942   Beijing Gao Wang          Underwriting and
                            Securities Company                                 Venture Capital           proprietary trading of
                            Limited                                                                      securities; securities
                                                                                                         investment consultancy
                                                                                                         (including financial
                                                                                                         advisory).
China            1940       Beijing Gao Hua                 33.33       1943   Beijing De Shang          Underwriting and
                            Securities Company                                 Venture Capital Company   proprietary trading of
                            Limited                                                                      securities; securities
                                                                                                         investment consultancy
                                                                                                         (including financial
                                                                                                         advisory).

China            1940       Beijing Gao Hua                 33.33       1944   Beijing Hou Feng          Underwriting and
                            Securities Company                                 Venture Capital           proprietary trading of
                            Limited                                            Company Limited           securities; securities
                                                                                                         investment consultancy
                                                                                                         (including financial
                                                                                                         advisory).
China            1941       Goldman Sachs Gao Hua           33.00       0118   Goldman Sachs (Asia)      Underwriting of shares and
                            Securities Company                                 L.L.C.                    bonds, brokerage of
                            Limited                                                                      foreign investment shares,
                                                                                                         brokerage and proprietary
                                                                                                         trading of bonds, other
                                                                                                         business approved by the
                                                                                                         CSRC for PRC securities
                                                                                                         companies with foreign
                                                                                                         equity participation.
China            1941       Goldman Sachs Gao Hua           67.00       1940   Beijing Gao Hua           Underwriting of shares and
                            Securities Company                                 Securities Company        bonds, brokerage of
                            Limited                                            Limited                   foreign investment shares,
                                                                                                         brokerage and proprietary
                                                                                                         trading of bonds, other
                                                                                                         business approved by the
                                                                                                         CSRC for PRC securities
                                                                                                         companies with foreign
                                                                                                         equity participation.
China            1942       Beijing Gao Wang               100.00       0165   Goldman Sachs (Asia)      To invest in Beijing Gao
                            Venture Capital Co.,                               Finance Holdings L.L.C.   Hua Securities Company
                            Ltd.                                                                         Limited.
China            1943       Beijing De Shang               100.00       0165   Goldman Sachs (Asia)      To invest in Beijing Gao
                            Venture Capital Co.,                               Finance Holdings L.L.C.   Hua Securities Company
                            Ltd.                                                                         Limited.
China            1944       Beijing Hou Feng               100.00       0165   Goldman Sachs (Asia)      To invest in Beijing Gao
                            Venture Capital Co.,                               Finance Holdings L.L.C.   Hua Securities Company
                            Ltd.                                                                         Limited.
Japan            0327       Goldman Sachs Credit           100.00       0307   Goldman Sachs Realty      Non-regulated entity
                            Partners (Japan), Ltd.                             Japan Ltd.                established to trade
                                                                                                         emerging market loans and
                                                                                                         senior bank loans.
Germany          1209       Goldman, Sachs & Co            100.00       1220   Goldman, Sachs & Co.      To buy 25 Mio. USD in
                            Beteiligungs GmbH                                  oHG                       preferred shares from
                                                                                                         NetJets, a Swiss based
                                                                                                         company.
Germany          1210       Goldman, Sachs & Co.           100.00       0009   The Goldman Sachs         Managing general partner
                            Finanz GmbH                                        Group, Inc.               of Goldman, Sachs & Co.
                                                                                                         oHG.
Germany          1260       Goldman, Sachs & Co.           100.00       0009   The Goldman Sachs         Non-regulated Frankfurt
                            Wertpapier GmbH                                    Group, Inc.               based entity that issues
                                                                                                         warrants through GS oHG and
                                                                                                         purchases offsetting OTC
                                                                                                         options in the fixed
                                                                                                         income, equity, commodity
                                                                                                         and currency markets.
Germany          2208       Goldman Sachs                  100.00       1220   Goldman, Sachs & Co.      GSAM operations in Germany.
                            Investment Management                              oHG
                            GmbH
Germany          1220       Goldman, Sachs & Co.            99.00       1222   Goldman Sachs (Cayman)    Frankfurt based subsidiary
                            oHG                                                Holding Company           which provides investment
                                                                                                         banking services, fixed
                                                                                                         income trading services,
                                                                                                         equity agency services,
                                                                                                         capital markets and futures
                                                                                                         services.
Germany          1223       Goldman, Sachs                 100.00       1220   Goldman, Sachs & Co.      General Partner of GS
                            Management GP GmbH                                 oHG                       Capital Partners 2000 GmbH
                                                                                                         & Co. Beteiligungs KG.
Ontario          0150       Goldman Sachs Canada           100.00       0009   The Goldman Sachs         Toronto-/Calgary - based
                            Inc.                                               Group, Inc.               regulated broker/dealer of
                                                                                                         fixed income, equities,
                                                                                                         and futures securities.
Alberta          0156       Goldman Sachs Canada           100.00       0009   The Goldman Sachs         Formerly a 1% general
                            Finance Inc.                                       Group, Inc.               partner of Goldman Sachs
                                                                                                         Canada Finance, L.P. Now a
                                                                                                         1% shareholder of Goldman
                                                                                                         Sachs Canada Finance Co.
                                                                                                         entity will be dissolved
                                                                                                         in the near future.
Nova Scotia      0157       Goldman Sachs Canada            99.00       0009   The Goldman Sachs         Issues commercial paper in
                            Finance Co.                                        Group, Inc.               Canada and lends the
                                                                                                         proceeds to regulated and
                                                                                                         unregulated GS affiliates
                                                                                                         in Canada.
Nova Scotia      0159       Goldman Sachs Canada            99.00       2220   Goldman Sachs Credit      Entity formed during 1996
                            Credit Partners Co.                                Partners L.P.             to participate in the
                                                                                                         Canadian Senior bank debt
                                                                                                         business; holds inventory
                                                                                                         of and trades senior bank
                                                                                                         debt.

These entities are directly or indirectly controlled (25% percent) by or under common control with AFLIAC.

ITEM 30. INDEMNIFICATION

RULE 484 UNDERTAKING - Article VI of the Bylaws of Allmerica Financial Life Insurance and Annuity Company (the Depositor) states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

ITEM 31. PRINCIPAL UNDERWRITERS

     (A) VeraVest Investments, Inc. also acts as a principal underwriter for the following:

             - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

             - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

     (B) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is 440 Lincoln Street, Worcester, Massachusetts 01653.

          NAME                 POSITION OR OFFICE WITH UNDERWRITER
          ----                 -----------------------------------
          Charles F. Cronin    Vice President, Secretary/Clerk and Group Counsel

          Claudia J. Eckels    Vice President

          Mary Anne Gay        Anti-Money Laundering Officer and Chief Compliance Officer

          J. Kendall Huber     Director

          Kathleen M. Loftus   Vice President

          Mark C. McGivney     Director and Treasurer

          K. David Nunley      Vice President

          Marilyn T. Smith     Director

          Paula J. Testa       President, Chief Executive Officer, Chief Operating Officer

     (C) As indicated in Part B (Statement of Additional Information), in response to Item 17, there were no commissions retained by VeraVest Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2005. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts. Effective on or about June 30, 2006, such services will be provided by Security Benefit Life Insurance Company at One Security Benefit Place, Topeka, Kansas.

ITEM 33. MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 34. FEE REPRESENTATION (pursuant to Section 26(e) of the Investment Company Act of 1940)

     The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 1st day of April, 2006.

                                VEL II ACCOUNT OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                              By: /s/ Samuel Ramos
                                 ---------------------------------------------
                                  Samuel Ramos, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                      TITLE                                                   DATE
----------                      -----                                                   ----
/s/ John J. Fowler              Vice President and Chief Financial Officer              April 1, 2006
-----------------------------
John J. Fowler

Allan S. Levine*                Chairman of the Board
-----------------------------

Nicholas Helmuth von Moltke*    Director, Vice President, and Chief Operating Officer
-----------------------------

John W. McMahon*                Director
-----------------------------

Timothy J. O'Neill*             Director
-----------------------------

Marc A. Spilker*                Director
-----------------------------

/s/ Samuel Ramos                Vice President and Secretary
-----------------------------
Samuel Ramos

Michael A. Reardon*             Director, President, and Chief Executive Officer
-----------------------------

Amol Sagun Naik*                Vice President and Treasurer
-----------------------------

Alan Akihiro Yamamura*          Vice President and Chief Risk Officer
-----------------------------

Margot K. Wallin*               Vice President and Chief Compliance Officer
-----------------------------

*Samuel Ramos, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 14, 2006 duly executed by such persons.

/s/ Samuel Ramos
-----------------------------
Samuel Ramos, Attorney-in-Fact

                             FORM N-6 EXHIBIT TABLE

Exhibit (F)       Bylaws, as amended of the Company, effective as of December 30, 2005

Exhibit (I)(2)    Directors' Power of Attorney

Exhibit (H)(12)   Participation Agreement dated January 2, 2006 between Goldman Sachs
                  Variable Insurance Trust, Goldman, Sachs & Co, and Allmerica
                  Financial Life Insurance and Annuity Company

Exhibit (I)(6)    Transition Services Agreement (TSA) dated December 30, 2005 between
                  The Hanover Insurance Group, Inc., First Allmerica Financial Life
                  Insurance Company, and Allmerica Financial Life Insurance and
                  Annuity Company, and The Goldman Sachs Group, Inc.

Exhibit (K)       Opinion of Counsel

Exhibit (N)       Consent of Independent Registered Public Accounting Firm